EXHIBIT 10.6g


                                    RESTATED

                                   NEW ENGLAND

                              POWER POOL AGREEMENT







  (Restated to reflect changes effected by the Fifth Supplement to Thirty-Third Agreement Amending New England Power Pool Agreement, and the Thirty-Fifth Agreement Amending New England Power Pool Agreement, and all prior amendments)

                               ||TABLE OF CONTENTS



PART ONE - INTRODUCTION....................................................1

SECTION 1 - DEFINITIONS....................................................1
         1.1      Adjusted Load............................................1
         1.2      Adjusted Monthly Peak....................................2
         1.3      Adjusted Net Interchange.................................2
         1.4      AGC Capability...........................................3
         1.5      AGC Entitlement..........................................3
         1.6      Agreement................................................4
         1.7      Automatic Generation Control or AGC......................4
         1.8      Bid Price................................................4
         1.9      Commission...............................................5
         1.10     Dispatch Price...........................................5
         1.11     EHV PTF..................................................5
         1.12     Electrical Load..........................................6
         1.13     Energy...................................................7
         1.14     Energy Entitlement.......................................7
         1.15     Entitlement..............................................7
         1.16     Entity...................................................8
         1.17     Executive Committee......................................9
         1.18     Firm Contract............................................9
         1.19     First Effective Date.....................................9
         1.20     Good Utility Practice...................................10
         1.21     HQ Contracts............................................10
         1.22     HQ Energy Banking Agreement.............................10
         1.23     HQ Interconnection......................................11
         1.24     HQ Interconnection Agreement............................11
         1.25     HQ Interconnection Capability Credit....................12
         1.26     HQ Interconnection Transfer Capability..................12
         1.27     HQ Net Interconnection Capability Credit................13
         1.28     HQ Phase I Energy Contract..............................13
         1.29     HQ Phase I Percentage...................................13
         1.30     HQ Phase I Transfer Credit..............................14
         1.31     HQ Phase II Firm Energy Contract........................14
         1.32     HQ Phase II Gross Transfer Responsibility...............14
         1.33     HQ Phase II Net Transfer Responsibility.................15
         1.34     HQ Phase II Percentage..................................15


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                                                                         PAGE
                                                                         ----

         1.35     HQ Phase II Transfer Credit.............................15
         1.36     HQ Use Agreement........................................15
         1.37     Installed Capability....................................16
         1.38     Installed Capability Entitlement........................16
         1.39     Installed Capability Responsibility.....................16
         1.40     Installed System Capability.............................17
         1.41     Interchange Transactions................................17
         1.42     ISO.....................................................17
         1.43     Kilowatt................................................17
         1.44     Load....................................................17
         1.45     Lower Voltage PTF.......................................19
         1.46     Management Committee....................................19
         1.47     Market Reliability Planning Committee...................19
         1.48     Monthly Peak............................................19
         1.49     NEPOOL..................................................20
         1.50     NEPOOL Installed Capability Responsibility..............20
         1.51     NEPOOL Control Area.....................................20
         1.52     NEPOOL Installed Capability.............................21
         1.53     NEPOOL Objective Capability.............................21
         1.54     New Unit................................................22
         1.55     Non-Participant.........................................22
         1.56     Operable Capability.....................................22
         1.57     Operable Capability Entitlement.........................23
         1.58     Operable Capability Requirement ........................23
         1.59     Operable System Capability..............................23
         1.60     Operating Reserve.......................................24
         1.61     Operating Reserve Entitlement...........................24
         1.62     Other HQ Energy.........................................24
         1.63     Outside Transaction Adjustment..........................25
         1.64     Participant.............................................25
         1.65     Pool-Planned Facility...................................25
         1.66     Pool-Planned Unit.......................................25
         1.67     Power Year..............................................25
         1.68     Prior NEPOOL Agreement..................................26
         1.69     Proxy Unit..............................................26
         1.70     PTF.....................................................26
         1.71     Regional Market Operations Committee....................26
         1.72     Regional Transmission Operations Committee..............26


                                       ii

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                                                                         PAGE
                                                                         ----

         1.73     Regional Transmission Planning Committee................27
         1.74     Related Person..........................................27
         1.75     Scheduled Dispatch Period...............................27
         1.76     Second Effective Date...................................28
         1.77     Summer Capability.......................................28
         1.78     Summer Period...........................................28
         1.79     System Contract.........................................28
         1.80     System Operator.........................................29
         1.81     Target Availability Rate................................29
         1.82     Tariff..................................................29
         1.83     Third Effective Date....................................29
         1.84     Unit Contract...........................................30
         1.85     Voting Share............................................30
         1.86     Winter Capability.......................................30
         1.87     Winter Period...........................................30
         1.88     10-Minute Spinning Reserve..............................31
         1.89     10-Minute Non-Spinning Reserve..........................32
         1.90     30-Minute Operating Reserve.............................33
         1.91     33rd Amendment..........................................34
         1.92 Modification of Certain Definitions When a Participant Purchases a Portion of Its Requirements from Another
                  Participant Pursuant to Firm Contract...................34

SECTION 2 - PURPOSE; EFFECTIVE DATES......................................37
         2.1      Purpose.................................................37
         2.2      Effective Dates; Transitional Provisions................37

SECTION 3 - MEMBERSHIP....................................................39
         3.1      Membership..............................................39
         3.2      Operations Outside the Control Area.....................40
         3.3      Lack of Place of Business in New England................41
         3.4      Obligation for Deferred Expenses........................41
         3.5      Financial Security......................................42

SECTION 4 - STATUS OF PARTICIPANTS........................................43
         4.1      Treatment of Certain Entities as Single Participant.....43
         4.2      Participants to Retain Separate Identities..............43

SECTION 5 - NEPOOL OBJECTIVES AND COOPERATION BY PARTICIPANTS.............44


                                       iii

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                                                                         PAGE
                                                                         ----

         5.1      NEPOOL Objectives.......................................44
         5.2      Cooperation by Participants.............................45

PART TWO - GOVERNANCE.....................................................47

SECTION 6 - MANAGEMENT COMMITTEE..........................................47
         6.1      Membership..............................................47
         6.2      Term of Members.........................................48
         6.3      Votes...................................................48
         6.4      Number of Votes Necessary for Action....................57
         6.5      Proxies.................................................58
         6.6      Alternates..............................................58
         6.7      Officers................................................58
         6.8      Meetings................................................58
         6.9      Notice of Meetings......................................59
         6.10     Adoption of Budgets.....................................59
         6.11     Adoption of Bylaws......................................60
         6.12     Establishing Reliability Standards......................60
         6.13     Appointment and Compensation of NEPOOL Personnel........60
         6.14     Duties and Authority....................................61
         6.15     Attendance of Members of Management Committee at Other
                  Committee Meetings......................................66

SECTION 7 - EXECUTIVE COMMITTEE...........................................66
         7.1      Organization............................................66
         7.2      Membership..............................................67
         7.3      Term of Members.........................................69
         7.4      Alternates..............................................70
         7.5      Votes...................................................70
         7.6      Number of Votes Necessary for Action....................71
         7.7      Officers................................................71
         7.8      Meetings................................................72
         7.9      Notice of Meetings......................................72
         7.10     Notice to Members of Management Committee of Actions
                  by Executive Committee..................................73
         7.11     Appeal of Actions to Management Committee...............73

SECTION 8 - MARKET RELIABILITY PLANNING COMMITTEE.........................74


                                       iv

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                                                                         PAGE
                                                                         ----

         8.1      Organization............................................74
         8.2      Membership..............................................74
         8.3      Term of Members.........................................76
         8.4      Voting..................................................77
         8.5      Alternates..............................................78
         8.6      Officers................................................78
         8.7      Meetings................................................79
         8.8      Notice of Meetings......................................79
         8.9      Notice to Members of Management Committee...............79
         8.10     Appeal of Actions to Management Committee...............80
         8.11     Responsibilities........................................80
         8.12     Functional Planning Committees..........................82
         8.13     Appointment of Task Forces..............................84
         8.14     Consultants, Computer Time and Expenses.................84
         8.15     Further Powers and Duties...............................85
         8.16     Reports to Management Committee.........................85
         8.17     Joint Meetings With Regional Transmission Planning
                  Committee...............................................85

SECTION 9 - REGIONAL TRANSMISSION PLANNING COMMITTEE......................86
         9.1      Organization............................................86
         9.2      Membership..............................................86
         9.3      Term of Members.........................................88
         9.4      Voting..................................................89
         9.5      Alternates..............................................90
         9.6      Officers................................................90
         9.7      Meetings................................................91
         9.8      Notice of Meetings......................................91
         9.9      Notice to Members of Management Committee...............92
         9.10     Appeal of Actions to Management Committee...............92
         9.11     Responsibilities........................................93
         9.12     Functional Planning Committees..........................94
         9.13     Appointment of Task Forces..............................96
         9.14     Consultants, Computer Time and Expenses.................96
         9.15     Further Powers and Duties...............................96
         9.16     Reports to Management Committee.........................97
         9.17     Joint Meetings With Market Reliability Planning
                  Committee....         ..................................97

SECTION 10 - REGIONAL MARKET OPERATIONS COMMITTEE.........................97


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                                                                         PAGE
                                                                         ----

         10.1     Organization............................................97
         10.2     Membership..............................................98
         10.3     Terms of Members.......................................100
         10.4     Voting.................................................100
         10.5     Alternates.............................................102
         10.6     Officers...............................................102
         10.7     Meetings...............................................102
         10.8     Notice of Meetings.....................................103
         10.9     Notice to Members of Management Committee..............103
         10.10    Appeal of Actions to Management Committee..............104
         10.11    Appointment of Task Forces.............................104
         10.12    Consultants, Computer Time and Expenses................105
         10.13    Responsibilities.......................................105
         10.14    Further Powers and Duties..............................108
         10.15    Development of Rules Relating to Non-Participant
                  Supply and Demand-side Resources.......................108
         10.16    Joint Meetings with Regional Transmission Operations
                  Committee..............................................109

SECTION 11 - REGIONAL TRANSMISSION OPERATIONS COMMITTEE..................110
         11.1     Organization...........................................110
         11.2     Membership.............................................110
         11.3     Terms of Members.......................................112
         11.4     Voting.................................................113
         11.5     Alternates.............................................114
         11.6     Officers...............................................114
         11.7     Meetings...............................................115
         11.8     Notice of Meetings.....................................115
         11.9     Notice to Members of Management Committee..............116
         11.10    Appeal of Actions to Management Committee..............116
         11.11    Appointment of Task Forces.............................117
         11.12    Consultants, Computer Time and Expenses................117
         11.13    Responsibilities.......................................117
         11.14    Further Powers and Duties..............................119
         11.15    Joint Meetings with Regional Market Operations
                  Committee....        ..................................119

PART THREE - MARKET PROVISIONS...........................................120



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                                                                         PAGE
                                                                         ----

SECTION 12 - INSTALLED CAPABILITY AND OPERABLE CAPABILITY
         OBLIGATIONS AND PAYMENTS.........................................120
         12.1     Obligations to Provide Installed Capability and
                  Operable Capability.....................................120
         12.2     Computation of Installed Capability Responsibilities....121
         12.3     Computation of Operable Capability Requirements.........142
         12.4     Bids to Furnish Installed Capability or Operable
                  Capability..............................................143
         12.5     Consequences of Deficiencies in Installed Capability
                  Responsibility..........................................143
         12.6     Consequences of Deficiencies in Operable Capability
                  Requirements............................................145
         12.7     Payments to Participants Furnishing Installed
                  Capability and Operable Capability......................148

SECTION 13 - OPERATION, GENERATION, OTHER RESOURCES,
         AND INTERRUPTIBLE CONTRACTS......................................150
         13.1     Maintenance and Operation in Accordance with Good
                  Utility Practice........................................150
         13.2     Central Dispatch........................................150
         13.3     Maintenance and Repair..................................151
         13.4     Objectives of Day-to-Day System Operation...............151
         13.5     Satellite Membership....................................152

SECTION 14 - INTERCHANGE TRANSACTIONS.....................................153
         14.1     Obligation for Energy, Operating Reserve and Automatic
                  Generation Control......................................153
         14.2     Obligation to Bid or Schedule, and Right to Receive
                  Energy, Operating Reserve and Automatic Generation
                  Control.................................................156
         14.3     Amount of Energy, Operating Reserve and Automatic
                  Generation Control Received or Furnished................162
         14.4     Payments by Participants Receiving Energy Service,
                  Operating Reserve and Automatic Generation Control......164
         14.5     Payments to Participants Furnishing Energy Service,
                  Operating Reserve, and Automatic Generation Control.....166
         14.6     Energy Transactions with Non-Participants...............168
         14.7     Participant Purchases Pursuant to Firm Contracts and
                  System Contracts........................................170
         14.8     Determination of Energy Clearing Price..................172
         14.9     Determination of Operating Reserve Selling Price and
                  Clearing Price..........................................173
         14.10    Determination of AGC Clearing Price.....................176
         14.11    Funds to or from which Payments are to be Made..........177
         14.12    Development of Rules Relating to Nuclear and
                  Hydroelectric Generating Facilities, Limited-Fuel
                  Generating Facilities, and Interruptible Loads..........185


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                                                                         ----

         14.13    Dispatch and Billing Rules During Energy Shortages......185
         14.14    Congestion Uplift.......................................186
         14.15    Additional Uplift Charges.  ............................192

PART FOUR - TRANSMISSION PROVISIONS.......................................193

SECTION 15 - OPERATION OF TRANSMISSION FACILITIES.........................193
         15.1     Definition of PTF.......................................193
         15.2     Maintenance and Operation in Accordance with Good
                  Utility Practice........................................196
         15.3     Central Dispatch........................................197
         15.4     Maintenance and Repair..................................197
         15.5     Additions to or Upgrades of PTF.........................198

SECTION 16 - SERVICE UNDER TARIFF.........................................201
         16.1     Effect of Tariff........................................201
         16.2     Obligation to Provide Regional Service..................201
         16.3     Obligation to Provide Local Network Service.............202
         16.4     Transmission Service Availability.......................205
         16.5     Transmission Information................................205
         16.6     Distribution of Transmission Revenues...................206
         16.7     Changes to Tariff.......................................210

SECTION 17 - POOL-PLANNED UNIT SERVICE....................................211
         17.1     Effective Period........................................211
         17.2     Obligation to Provide Service...........................212
         17.3     Rules for Determination of Facilities Covered by
                  Particular Transactions.................................213
         17.4     Payments for Uses of EHV PTF During the Transition
                  Period..................................................214
         17.5     Payments for Uses of Lower Voltage PTF..................218
         17.6     Use of Other Transmission Facilities by Participants....219
         17.7     Limits on Individual Transmission Charges...............219

PART FIVE - GENERAL.......................................................220

SECTION 18 - GENERATION AND TRANSMISSION FACILITIES.......................220
         18.1     Designation of Pool-Planned Facilities..................220
         18.2     Construction of Facilities..............................221
         18.3     Protective Devices for Transmission Facilities and
                  Automatic Generation Control Equipment..................221


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                                                                         PAGE
                                                                         ----

         18.4     Review of Participant's Proposed Plans..................222
         18.5     Participant to Avoid Adverse Effect.....................223

SECTION 19 - EXPENSES.....................................................224
         19.1     Annual Fee..............................................224
         19.2     NEPOOL Expenses.........................................225

SECTION 20 - INDEPENDENT SYSTEM OPERATOR..................................226

SECTION 21 - MISCELLANEOUS PROVISIONS.....................................231
         21.1     Alternative Dispute Resolution..........................231
         21.2     Payment of Pool Charges; Termination of Status as
                  Participant.............................................243
         21.3     Assignment..............................................247
         21.4     Force Majeure...........................................248
         21.5     Waiver of Defaults......................................248
         21.6     Other Contracts.........................................249
         21.7     Liability and Insurance.................................249
         21.8     Records and Information.................................251
         21.9     Consistency with NPCC and NERC Standards................251
         21.10    Construction............................................251
         21.11    Amendment...............................................252
         21.12    Termination.............................................254
         21.13    Notices to Participants.................................254
         21.14    Severability and Renegotiation..........................256
         21.15    No Third-Party Beneficiaries............................256
         21.16    Counterparts............................................257
||



                                       ix

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                      RESTATED NEPOOL POWER POOL AGREEMENT

THIS  AGREEMENT  dated as of the first day of September,  1971, as amended,  was entered into by the signatories  thereto for the establishment by them of a bulk power pool to be known as NEPOOL and is  restated  by an  amendment  dated as of

December 1, 1996.

In  consideration  of  the  mutual  agreements  and  undertakings   herein,  the

signatories hereby agree as follows:

                                    PART ONE

                                  INTRODUCTION

                                    SECTION 1

                                   DEFINITIONS
                                   -----------

Whenever used in this  Agreement,  in either the singular or plural number,  the following  terms shall have the following  respective  meanings (an asterisk (*)

indicates  that the  definition  may be  modified in certain  cases  pursuant to

Section 1.94):


1.1      Adjusted  Load * (not  less  than  zero) of a  Participant  during  any
         --------------
         particular  hour is the  Participant's  Load  during such hour less any

         Kilowatts received (or Kilowatts which
         would have been received except for the application of Section 14.7(b))

         by such Participant pursuant to a Firm Contract.

1.2      Adjusted Monthly Peak of a Participant for a month is its Monthly Peak,
         ---------------------
         provided  that if there has been a transfer  between  participants,  in whole or part, of the responsibilities under this Agreement during such month  pursuant to a Firm Contract,  the Adjusted  Monthly Peak of each such Participant shall reflect the effect of such transaction,  but the

         Adjusted  Monthly Peak of a  Participant  shall not be changed from the

         Monthly Peak to reflect the effect of any other transaction.


1.3      Adjusted  Net  Interchange  of a  Participant  for an  hour  is (a) the
         --------------------------
         Kilowatts  produced by or delivered to the Participant  from its Energy

         Entitlements  or pursuant to  arrangements  entered into under  Section

         14.6, as adjusted in accordance  with uniform  market  operation  rules approved by the Regional Market Operations Committee to take account of associated electrical losses, as appropriate,  minus (b) the sum of (i)
                                                        -----
         the  Electrical  Load of the  Participant  for the  hour,  and (ii) the kilowatthours  delivered  by such  Participant  to  other  Participants pursuant to Firm Contracts or System Contracts,  in accordance with the treatment  agreed to pursuant  to Section  14.7(a),  together  with any associated electrical losses.

1.4      AGC Capability of an electric  generating  unit or combination of units
         --------------
         is the maximum  dependable  ability of the unit or units to increase or decrease  the level of output  within a time frame  specified by market operation rules approved by the Regional Market  Operations  Committee,

         in response to a remote  direction from the System Operator in order to maintain  currently  proper  power  flows  into  and out of the  NEPOOL

         Control Area and to control frequency.


1.5      AGC  Entitlement  is (a)  the  right  to all or a  portion  of the  AGC
         ----------------
         Capability  of a generating  unit or  combination  of units to which an

         Entity is  entitled  as an owner  (either  sole or in  common)  or as a purchaser,  reduced by (b) any  portion  thereof  which such  Entity is
                     ----------
         selling  pursuant  to a Unit  Contract,  and  (c)  further  reduced  or
                                                                     -----------
         increased,   as  appropriate,   to  recognize   rights  to  receive  or
         ---------
         obligations  to  supply  AGC  pursuant  to  Firm  Contracts  or  System

         Contracts in accordance with Section  14.7(a).  An AGC Entitlement in a generating  unit or units may, but need not, be combined with any other

         Entitlements  relating  to such  generating  unit or  units  and may be

         transferred   separately   from  the   related   Installed   Capability

         Entitlement,  Operable Capability Entitlement,  Energy Entitlement,  or

         Operating Reserve Entitlements.

1.6      Agreement is this  restated  contract and  attachments,  including  the
         ---------
         Tariff, as amended and restated from time to time.

1.7      Automatic  Generation  Control or AGC is a measure of the  ability of a
         -------------------------------------
         generating  unit or portion thereof to respond  automatically  within a specified  time to a remote  direction  from  the  System  Operator  to increase or decrease the level of output in order to control  frequency and to maintain currently proper power flows into and out of the NEPOOL

         Control Area.


1.8      Bid Price is the amount  which a  Participant  offers to  accept,  in a
         ---------
         notice  furnished  to the  System  Operator  by it or on its  behalf in accordance  with the market  operation  rules  approved by the Regional

         Market  Operations  Committee,   as  compensation  for  (i)  furnishing

         Installed  Capability  or  Operable  Capability  to other  Participants pursuant to this Agreement,  or (ii) preparing the start up or starting up or increasing the level of operation of, and thereafter operating, a generating  unit or  units to  provide  Energy  to  other  Participants pursuant to this  Agreement,  or (iii) having a unit or units available to provide  Operating  Reserve to other  Participants  pursuant to this

         Agreement,  or (iv) having a unit or units  available to provide AGC to other  Participants  pursuant to this  Agreement,  or (v)  providing to other Participants Installed Capability, Operable

         Capability,  Energy,  Operating  Reserve  and/or AGC pursuant to a Firm

         Contract or System Contract in accordance with Section 14.7.


1.9      Commission  is  the  Federal  Energy   Regulatory   Commission  or  any
         ----------
         regulatory  agency  succeeding to substantially all of the authority of the  Federal  Energy  Regulatory  Commission  with  respect to electric service.


1.10     Dispatch Price of a generating  unit or combination of units, or a Firm
         --------------
         Contract or System  Contract  permitted  to be bid to supply  Energy in accordance  with Section  14.7(b),  is the price to provide Energy from the  unit or  units or  Contract,  as  determined  pursuant  to  market operation rules approved by the Regional Market Operations Committee to incorporate the Bid Price for such Energy and any loss adjustments,  if and as appropriate under such market operation rules.


1.11     EHV PTF are PTF  transmission  lines  which are  operated  at 230 kV or
         -------
         above and related PTF  facilities,  including  transformers  which link other EHV PTF facilities,  but do not include  transformers  which step down from 230 kV or a higher voltage to a voltage below 230 kV.

1.12     Electrical  Load (in Kilowatts) of a Participant  during any particular
         ----------------
         hour is the total during such hour (eliminating any distortion  arising out of (i) Interchange  Transactions,  or (ii) transactions  across the

         system  of  such   Participant,   (iii)  deliveries   between  Entities

         constituting a single Participant,  or (iv) other electrical losses, if and as appropriate), of


                  (a)      kilowatthours provided by such Participant to its

                           retail customers for consumption, plus
                                                             ----

                  (b)      kilowatthours of use by such Participant, plus
                                                                     ----

                  (c)      kilowatthours of electrical losses and unaccounted

                           for use by the Participant on its system, plus
                                                                     ----

                  (d)      kilowatthours  used by such  Participant  for pumping

                           Energy  for  its   Entitlements   in  pumped  storage

                           hydroelectric generating facilities, plus
                                                                ----

                  (e)      kilowatthours   delivered   by   such   Participant

                           to Non-Participants.

         The  Electrical  Load  of  a  Participant  may  be  calculated  in  any reasonable manner which substantially complies with this definition.

1.13     Energy  is power  produced  in the  form of  electricity,  measured  in
         ------
         kilowatthours or megawatthours.


1.14     Energy Entitlement is (i) a right to receive Energy under a System

         Contract or a Firm Contract in  accordance  with Section  14.7(a),  or

         (ii) a right to receive all or a portion of the  electric  output of a generating  unit or units to which an Entity is  entitled  as an owner

         (either  sole  or in  common)  or as a  purchaser  pursuant  to a Unit

         Contract,  reduced by (iii) any portion  thereof  which such Entity is
                    ----------
         selling  pursuant  to a Unit  Contract.  An  Energy  Entitlement  in a

         generating unit or units may, but need not, be combined with any other

         Entitlements  relating  to such  generating  unit or units  and may be

         transferred   separately   from  the  related   Installed   Capability

         Entitlement,   Operable  Capability  Entitlement,   Operating  Reserve

         Entitlements, or AGC Entitlement.


1.15     Entitlement is an Installed  Capability  Entitlement,  Operable
         -----------
         Capability   Entitlement,   Energy   Entitlement,   Operating  Reserve

         Entitlement, or AGC Entitlement. When used in the plural form, it may be any or all such Entitlements or combinations thereof, as the context requires.


1.16     Entity is any  person or  organization  whether  the  United  States of
         ------
         America or Canada or a state or  province  or a  political  subdivision thereof  or a  duly  established  agency  of  any of  them,  a  private corporation,  a partnership,  an individual, an electric cooperative or any other person or organization recognized in law as capable of owning property and contracting with respect thereto that is either:


                  (a)      engaged  in  the   electric   power   business   (the

                           generation and/or transmission and/or distribution of

                           electricity  for  consumption  by the  public  or the

                           purchase,  as a  principal  or broker,  of  Installed

                           Capability,  Operable Capability,  Energy,  Operating

                           Reserve, and/or AGC for resale); or


                  (b)      an end user of electricity that is taking or eligible

                           to take unbundled transmission service pursuant to an

                           effective state requirement that the Participant that

                           is the Transmission Provider with which that end user

                           is directly interconnected offer the
                           transmission  service,  or  pursuant  to a  voluntary

                           offer of unbundled  transmission  service to that end

                           user  by the  Participant  that  is the  Transmission

                           Provider   with  which  that  end  user  is  directly

                           interconnected.


1.17     Executive Committee is the committee established pursuant to Section 7.
         -------------------

1.18     Firm  Contract is any  contract,  other than a Unit  Contract,  for the
         --------------
         purchase  of  Installed   Capability,   Operable  Capability,   Energy,

         Operating Reserves, and/or AGC, pursuant to which the purchaser's right to receive such  Installed  Capability,  Operable  Capability,  Energy,

         Operating  Reserves,  and/or  AGC is  subject  only  to the  supplier's inability to make deliveries  thereunder as the result of events beyond the supplier's reasonable control.


1.19     First  Effective  Date is  March  1,  1997 or  such  other  date as the
         ----------------------
         Commission  may fix as the date on which the  provisions  of Parts One,

         Two,  Four  and  Five of this  Agreement  and the  Tariff  will  become effective.

1.20     Good Utility  Practice  shall mean any of the practices,  methods,  and
         ----------------------
         acts  engaged in or approved by a  significant  portion of the electric utility  industry  during  the  relevant  time  period,  or  any of the practices,  methods,  and acts which,  in the  exercise  of  reasonable judgement  in light of the  facts  known at the time the  decision  was made,  could have been expected to accomplish  the desired  result at a reasonable cost consistent with good business  practices,  reliability,

         safety  and  expedition.  Good  Utility  Practice  is not  limited to a single, optimum practice, method or act to the exclusion of others, but rather is intended to include acceptable  practices,  methods,  or acts generally accepted in the region.


1.21     HQ  Contracts  are the HQ  Interconnection  Agreement,  the HQ  Phase I
         -------------
         Energy Contract, and the HQ Phase II Firm Energy Contract.


1.22     HQ Energy  Banking  Agreement is the Energy Banking  Agreement  entered
         -----------------------------
         into on March 21, 1983 by Hydro-Quebec,  the Participants,  New England

         Electric  Transmission  Corporation and Vermont  Electric  Transmission

         Company, Inc., as it may be amended from time to time.

1.23     HQ  Interconnection  is the  United  States  segment  of  the
         -------------------
         transmission   interconnection   which   connects   the   systems   of

         Hydro-Quebec  and the  Participants.  "Phase I" is the  United  States

         portion of the 450 kV HVDC  transmission  line from a terminal  at the

         Des Cantons  Substation on the  Hydro-Quebec  system near  Sherbrooke,

         Quebec  to a  terminal  having  an  approximate  rating of 690 MW at a substation  at the  Comerford  Generating  Station on the  Connecticut

         River.  "Phase II" is the  United  States  portion  of the  facilities required to increase to approximately 2000 MW the transfer capacity of

         the  HQ   Interconnection,   including   an   extension  of  the  HVDC

         transmission  line  from  the  terminus  of  Phase I at the  Comerford

         Station  through  New  Hampshire  to a  terminal  at  the  Sandy  Pond

         Substation in Massachusetts.  The HQ Interconnection  does not include any PTF facilities  installed or modified to effect  reinforcements of the New England AC transmission system required in connection with the

         HVDC transmission line and terminals.



1.24     HQ Interconnection  Agreement is the Interconnection  Agreement entered
         -----------------------------
         into on March 21, 1983 by Hydro-Quebec and the Participants,  as it may

         be amended from time to time.

1.25     HQ Interconnection Capability Credit of a Participant for a month
         ------------------------------------
         during the Base Term (as  defined in Section  1.33) of the HQ Phase II

         Firm  Energy   Contract  is  the  sum  in   Kilowatts  of  (1)(a)  the

         Participant's  percentage  share,  if any,  of the HQ Phase I Transfer

         Capability times (b) the HQ Phase I Transfer  Credit,  plus (2)(a) the
                    -----
         Participant's  percentage  share,  if any,  of the  Phase II  Transfer

         Capability,  times (b) the HQ Phase II Transfer Credit. The Management
                      -----
         Committee shall establish  appropriate HQ  Interconnection  Capability

         Credits to apply for a Participant  which has such a percentage  share

         (i) during an extension of the HQ Phase II Firm Energy  Contract,  and

         (ii) following the expiration of the HQ Phase II Firm Energy Contract.


1.26     HQ Interconnection  Transfer Capability is the transfer capacity of the
         ---------------------------------------
         HQ Interconnection under normal operating conditions,  as determined in accordance  with  Good  Utility  Practice.  The "HQ  Phase  I  Transfer

         Capability" is the transfer capacity under normal operating conditions,

         as determined in accordance with Good Utility Practice,  of the Phase I terminal facilities as determined  initially as of the time immediately prior to Phase II of the Interconnection first being placed in service,

         and as adjusted  thereafter  only to take into  account  changes in the transfer  capacity  which are  independent of any effect of Phase II on the operation of Phase I. The "HQ Phase II Transfer  Capability" is the

         difference between the HQ Interconnection Transfer

         Capability and the HQ Phase I Transfer  Capability.  Determinations of,

         and any adjustment in, transfer  capacity shall be made by the Regional

         Market  Operations  Committee in accordance with a schedule  consistent with that followed by it in its  determination of the Winter Capability and Summer Capability of generating units.


1.27     HQ  Net  Interconnection  Capability  Credit  of  a  Participant  at  a
         --------------------------------------------
         particular time is its HQ Interconnection Capability Credit at the time in Kilowatts,  minus a number of Kilowatts  equal to (1) the percentage
                        -----                        -----
         of its share of the HQ Interconnection Transfer Capability committed or used by it for an  "Entitlement  Transaction"  at the time under the HQ

         Use Agreement,  times (2) its HQ Interconnection  Capability Credit for
                         -----
         the current month.


1.28     HQ Phase I Energy Contract is the Energy Contract entered into on March
         --------------------------
         21, 1983 by  Hydro-Quebec  and the  Participants,  as it may be amended from time to time.


1.29     HQ Phase I Percentage is the percentage of the total HQ Interconnection

         Transfer Capability represented by the HQ Phase I Transfer Capability.

1.30     HQ  Phase I  Transfer  Credit  is  60/69  of the HQ  Phase  I  Transfer
         -----------------------------
         Capability,  or  such  other  fraction  of  the  HQ  Phase  I  Transfer

         Capability as the Management Committee may establish.


1.31     HQ Phase II Firm Energy  Contract is the Firm Energy  Contract dated as
         ---------------------------------
         of  October  14,  1985   between   Hydro-Quebec   and  certain  of  the

         Participants,  as it may be amended from time to time.  The "Base Term"

         of the HQ Phase II Firm Energy Contract is the period commencing on the date deliveries were first made under the Contract and ending on August

         31, 2000.


1.32     HQ Phase II Gross  Transfer  Responsibility  of a  Participant  for any
         -------------------------------------------
         month during the Base Term of the HQ Phase II Firm Energy  Contract (as

         defined  in  Section  1.33)  is the  number  in  Kilowatts  of (a)  the

         Participant's  percentage  share,  if any,  of the HQ Phase II Transfer

         Capability  for the month  times (b) the HQ Phase II  Transfer  Credit.
                                    -----
         Following  the Base Term of the HQ Phase II Firm Energy  Contract,  and

         again following the expiration of the HQ Phase II Firm Energy Contract,

         the  Management  Committee  shall  establish an appropriate HQ Phase II

         Gross Transfer  Responsibility that shall remain in effect concurrently with the HQ Interconnection Capability Credit.

1.33     HQ Phase II Net Transfer  Responsibility of a Participant for any month
         ----------------------------------------
         is its HQ Phase II Gross Transfer  Responsibility for the month minus a number of Kilowatts equal to (1) the highest percentage of its share of
     `                       --------
         the HQ Interconnection  Transfer Capability  committed or used by it on any day of the month for an "Entitlement  Transaction" under the HQ Use

         Agreement,  times (2) its HQ Phase II Gross Transfer Responsibility for
                     -----
         the month.


1.34     HQ  Phase  II   Percentage   is  the   percentage   of  the   total  HQ
         --------------------------
         Interconnection  Transfer  Capability  represented  by the HQ  Phase II

         Transfer Capability.


1.35     HQ Phase II  Transfer  Credit  is  90/131  of the HQ Phase II  Transfer
         -----------------------------
         Capability,  or  such  other  fraction  of the  HQ  Phase  II  Transfer

         Capability as the Management Committee may establish.


1.36     HQ Use  Agreement  is  the  Agreement  with  Respect  to Use of  Quebec
         -----------------
         Interconnection  dated as of  December  1, 1981  among  certain  of the

         Participants, as amended and restated as of September 1, 1985 and as it may be further amended from time to time.

1.37     Installed  Capability of an electric  generating unit or combination of
         ---------------------
         units during the Winter Period is the Winter Capability of such unit or units and  during the Summer  Period is the Summer  Capability  of such unit or units.


1.38     Installed  Capability  Entitlement is (a) the right to all or a portion
         ----------------------------------
         of the Installed  Capability of a generating  unit or units to which an

         Entity is  entitled  as an owner  (either  sole or in  common)  or as a purchaser  pursuant  to a Unit  Contract,  (b)  reduced by any  portion
                                                         ----------
         thereof which such Entity is selling  pursuant to a Unit Contract,  and

         (c) further reduced or increased,  as appropriate,  to recognize rights
                     --------------------
         to receive or obligations to supply  Installed  Capability  pursuant to

         Firm Contracts or System  Contracts in accordance with Section 14.7(a).

         An Installed  Capability  Entitlement  relating to a unit or units may,

         but need not, be combined with any other Entitlements  relating to such generating  unit or units and may be  transferred  separately  from the related Operable Capability Entitlement, Energy Entitlement,  Operating

         Reserve Entitlements, or AGC Entitlement.


1.39     Installed Capability Responsibility * of a Participant for any month is
         -----------------------------------
         the number of Kilowatts determined in accordance with Section 12.2.

1.40     Installed  System  Capability of a Participant at a particular  time is
         -----------------------------
         (1) the sum of such  Participant's  Installed  Capability  Entitlements plus (2) its HQ Net Interconnection Capability Credit at the time.
         ----

1.41     Interchange  Transactions are transactions  deemed to be effected under
         -------------------------
         Section 12 of the Prior NEPOOL  Agreement prior to the Second Effective

         Date, and  transactions  deemed to be effected under Section 14 of this

         Agreement on and after the Second Effective Date.


1.42     ISO is the  Independent  System  Operator  which is  expected to assume
         ---
         responsibility  for the continued  operation of the NEPOOL Control Area from the NEPOOL  control center and the  administration  of the Tariff,

         subject to regulation by the Commission.


1.43     Kilowatt is a kilowatthour per hour.
         --------

1.44     Load * (in Kilowatts) of a Participant  during any  particular  hour is
         ----
         the total during such hour  (eliminating any distortion  arising out of

         (i) Interchange Transactions, or (ii) transactions across the system of such Participant,  or (iii) deliveries between Entities  constituting a single  Participant,  or  (iv)  other  electrical  losses,  if  and  as appropriate) of

                  (a)      kilowatthours  provided  by such  Participant  to its

                           retail  customers  for  consumption   (excluding  any

                           kilowatthours    which   may   be    classified    as

                           interruptible  under market  operation rules approved

                           by the Regional Market Operations Committee), plus
                                                                         ----

                  (b)      kilowatthours  delivered by such Participant pursuant

                           to Firm  Contracts  to its  wholesale  customers  for

                           resale, plus
                                   ----

                  (c)      kilowatthours of use by such  Participant,  exclusive

                           of use by  such  Participant  for the  operation  and

                           maintenance of its generating unit or units, plus
                                                                        ----

                  (d)      kilowatthours  of electrical  losses and  unaccounted

                           for use by the Participant on its system.


         The Load of a Participant  may be calculated in any  reasonable  manner which substantially complies with this definition.

         For the purposes of calculating a Participant's  Annual Peak,  Adjusted

         Monthly  Peak,  Adjusted  Annual Peak and Monthly  Peak,  the Load of a

         Participant  shall be adjusted to eliminate any  distortions  resulting

         from  voltage  reductions.   In  addition,  upon  the  request  of  any

         Participant,  the Regional Market  Operations  Committee shall make, or supervise the making of, appropriate  adjustments in the computation of

         Load for the purposes of  calculating  any  Participant's  Annual Peak,

         Adjusted  Monthly  Peak,  Adjusted  Annual  Peak  and  Monthly  Peak to

         eliminate any  distortions  resulting from emergency load  curtailments which would significantly affect the Load of any Participant.


1.45     Lower Voltage PTF are all PTF facilities other than EHV PTF.
         -----------------


1.46     Management Committee is the committee established pursuant to Section
         --------------------
         6.


1.47     Market  Reliability  Planning  Committee is the  committee  established
         ----------------------------------------
         pursuant to Section 8.


1.48     Monthly Peak of a Participant for a month is the maximum  Adjusted Load
         ------------
         of the Participant during any hour in the month.

1.49     NEPOOL is the New England Power Pool,  the power pool created under and
         ------
         governed by this Agreement, and the Entities collectively participating in the New England Power Pool as Participants.


1.50     NEPOOL Installed Capability  Responsibility for any month is the sum of
         -------------------------------------------
         the Installed  Capability  Responsibilities  of all Participants during that month.


1.51     NEPOOL Control Area is the integrated  electric power system to which a
         -------------------
         common  Automatic  Generation  Control  scheme  and  various  operating procedures  are  applied  by or under  the  supervision  of the  System

         Operator in order to:


                  (i)      match,  at  all  times,   the  power  output  of  the

                           generators  within  the  electric  power  system  and

                           capacity and Energy  purchased from entities  outside

                           the electric  power system,  with the load within the

                           electric power system;


                  (ii)     maintain    scheduled    interchange    with    other

                           interconnected  systems,  within  the  limits of Good

                           Utility Practice;

                  (iii)    maintain the  frequency of the electric  power system

                           within  reasonable  limits  in  accordance  with Good

                           Utility  Practice and the  criteria of the  Northeast

                           Power  Coordinating  Council  and the North  American

                           Electric Reliability Council; and


                  (iv)     provide  sufficient  generating  capacity to maintain

                           operating  reserves in  accordance  with Good Utility

                           Practice.


1.52     NEPOOL  Installed  Capability at any particular  time is the sum of the
         -----------------------------
         Installed System Capabilities of all Participants at such time.


1.53     NEPOOL Objective Capability for any year or period during a year is the
         ---------------------------
         minimum NEPOOL Installed Capability,  treating the reliability benefits of the HQ  Interconnection as Installed  Capability,  as established by the Management  Committee,  required to be provided by the Participants

         in  aggregate  for  the  period  to  meet  the  reliability   standards

         established by the Management Committee pursuant to Section 6.12.

1.54     New Unit is an  electric  generating  unit  (including  a unit or units
         --------
         owned by a  Non-Participant  in which a Participant  has an Entitlement under a Unit Contract) first placed into commercial operation after May

         1, 1987 (or, in the case of a unit or units owned by a Non-Participant,

         in which a Participant's  Unit Contract  Entitlement  became  effective after May 1,  1987) and not  listed  on  Exhibit B to the Prior  NEPOOL

         Agreement.


1.55     Non-Participant is any entity which is not a Participant.
         ---------------


1.56     Operable Capability of an electric generating unit or units in any hour
         -------------------
         is the portion of the  Installed  Capability of the unit or units which is operating or available to respond within an  appropriate  period (as identified in market  operation  rules approved by the Regional  Market

         Operations  Committee) to the System Operator's call to meet the Energy and/or Operating  Reserve and/or AGC requirements of the NEPOOL Control

         Area  during a Scheduled  Dispatch  Period or is  available  to respond within an appropriate  period to a schedule  submitted by a Participant for the hour in accordance with market  operation rules approved by the

         Regional Market Operations Committee.

1.57     Operable Capability Entitlement is (a) the right to all or a portion of
         -------------------------------
         the  Operable  Capability  of a  generating  unit or  units to which an

         Entity is  entitled  as an owner  (either  sole or in  common)  or as a purchaser  pursuant  to a Unit  Contract,  (b)  reduced by any  portion
                                                         ----------
         thereof which such Entity is selling  pursuant to a Unit Contract,  and

         (c) further reduced or increased,  as appropriate,  to recognize rights
                     --------------------
         to receive or obligations  to supply  Operable  Capability  pursuant to

         Firm Contracts or System  Contracts in accordance with Section 14.7(a).

         An Operable Capability Entitlement relating to a unit or units may, but need not,  be  combined  with any other  Entitlements  relating to such generating  unit or units,  and may be transferred  separately from the related Installed Capability Entitlement, Energy Entitlement, Operating

         Reserve Entitlements, or AGC Entitlement.


1.58     Operable  Capability  Requirement of a Participant  for any hour is the
         ---------------------------------
         number of Kilowatts determined in accordance with Section 12.3.


1.59     Operable  System  Capability of a Participant in any hour is the sum of
         ----------------------------
         such Participant's Operable Capability Entitlements.

1.60     Operating  Reserve  is  any  or a  combination  of  10-Minute  Spinning
         ------------------
         Reserve,   10-Minute  Non-Spinning  Reserve,  and  30-Minute  Operating

         Reserve, as the context requires.


1.61     Operating  Reserve  Entitlement is (a) the right to all or a portion of
         -------------------------------
         the  Operating  Reserve  of any  category  which can be  provided  by a generating  unit or units to which an  Entity is  entitled  as an owner

         (either  sole  or in  common)  or as a  purchaser  pursuant  to a  Unit

         Contract,  (b)  reduced by any  portion  thereof  which such  Entity is
                         ----------
         selling  pursuant  to a Unit  Contract,  and  (c)  further  reduced  or
                                                                     -----------
         increased,   as  appropriate,   to  recognize   rights  to  receive  or
         ---------
         obligations to supply  Operating  Reserve of that category  pursuant to

         Firm Contracts or System  Contracts in accordance with Section 14.7(a).

         An  Operating  Reserve  Entitlement  in  any  category  relating  to  a generating  unit or units may, but need not, be combined with any other

         Entitlements  relating  to such  generating  unit or  units  and may be transferred  separately from the other categories of Operating  Reserve

         Entitlements  related  to such  unit or  units  and  from  the  related

         Installed  Capability  Entitlement,  Operable  Capability  Entitlement,

         Energy Entitlement, or AGC Entitlement.


1.62     Other  HQ  Energy  is  Energy  purchased  under  the HQ  Phase I Energy
         -----------------
         Contract which is classified as "Other Energy" under that contract.

1.63     Outside  Transaction  Adjustment of a Participant  for any month is the
         --------------------------------
         number of Kilowatts determined in accordance with Section 12.2(a)(3).


1.64     Participant  is an  eligible  Entity  (or group of  Entities  which has
         -----------
         elected to be treated as a single Participant  pursuant to Section 4.1)

         which is a signatory to this  Agreement and has become a Participant in accordance  with Section 3.1 until such time as such Entity's status as a Participant terminates pursuant to Section 21.2.


1.65     Pool-Planned   Facility  is  a  generation  or  transmission   facility
         -----------------------
         designated as "pool-planned" pursuant to Section 18.1.


1.66     Pool-Planned  Unit is one of the following units: New Haven Harbor Unit
         ------------------
         1 (Coke Works),  Mystic Unit 7, Canal Unit 2, Potter Unit 2, Wyman Unit

         4,  Stony  Brook  Units 1, 1A,  1B,  1C, 2A and 2B,  Millstone  Unit 3,

         Seabrook  Unit 1 and Waters  River Unit 2 (to the extent of 7 megawatts of its Summer Capability and 12 megawatts of its Winter Capability).


1.67     Power Year is the period of twelve months commencing on November 1.
         ----------

1.68     Prior NEPOOL Agreement is the NEPOOL Agreement as in effect on December
         ----------------------
         1, 1996.


1.69     Proxy Unit is a hypothetical electric generating unit which possesses a
         ----------
         Winter  Capability,  equivalent forced outage rate, annual  maintenance outage requirement, and seasonal derating determined in accordance with

         Section 12.2(a)(2).


1.70     PTF are the pool transmission  facilities  defined in Section 15.1, and
         ---
         any other new transmission  facilities which the Regional  Transmission

         Planning Committee determines,  in accordance with criteria approved by the Management  Committee and subject to review by the System Operator,

         should be included in PTF.


1.71     Regional  Market  Operations  Committee  is the  committee  established
         ---------------------------------------
         pursuant to Section 10.


1.72     Regional Transmission Operations Committee is the committee established
         ------------------------------------------
         pursuant to Section 11.

1.73     Regional  Transmission  Planning Committee is the committee established
         ------------------------------------------
         pursuant to Section 9.


1.74     Related   Person  of  a  Participant   is  either  (i)  a  corporation,
         ----------------
         partnership,  business trust or other business organization 10% or more of the  stock  or  equity  interest  in  which  is  owned  directly  or indirectly  by, or is under common control with,  the  Participant,  or

         (ii) a  corporation,  partnership,  business  trust or  other  business organization which owns directly or indirectly 10% or more of the stock or other equity  interest in the  Participant,  or (iii) a corporation,

         partnership,  business trust or other business organization 10% or more of the stock or other  equity  interest  in which is owned  directly or indirectly  by a  corporation,  partnership,  business  trust  or other business organization which also owns 10% or more of the stock or other equity interest in the Participant.


1.75     Scheduled  Dispatch  Period is the shortest period for which the System
         ---------------------------
         Operator performs and publishes a projected  dispatch schedule based on

         projected    Electrical    Loads   and    actual    Bid    Prices   and

         Participant-directed  schedules for  resources  submitted in accordance with Section 14.2(d).

1.76     Second Effective Date is the date on which the provisions of Part Three
         ---------------------
         of the Agreement  (other than the Installed  Capability  Responsibility provisions of Section 12) shall become  effective and shall be April 1,

         1998 or such other date on or before  June 30,  1998 as the  Management

         Committee may fix, or such other date as the  Commission may fix on its own or pursuant to a request of the Management Committee.


1.77     Summer  Capability of an electric  generating  unit or  combination  of
         ------------------
         units is the maximum  dependable load carrying  ability in Kilowatts of such unit or units  (exclusive  of capacity  required  for station use)

         during  the  Summer  Period,  as  determined  by  the  Regional  Market

         Operations Committee in accordance with Section 10.13(f).


1.78     Summer  Period in each Power Year is the  four-month  period  from June
         --------------
         through September.


1.79     System   Contract  is  any  contract  for  the  purchase  of  Installed
         -----------------
         Capability, Operable Capability, Energy, Operating Reserves and/or AGC,

         other than a Unit  Contract  or Firm  Contract,  pursuant  to which the purchaser  is entitled to a  specifically  determined  or  determinable amount  of such  Installed  Capability,  Operable  Capability,  Energy,

         Operating Reserves and/or AGC.

1.80     System Operator is the central  dispatching agency provided for in this
         ---------------
         Agreement  which has  responsibility  for the  operation  of the NEPOOL

         Control Area from the NEPOOL control center and the  administration  of the  Tariff.  The  System  Operator  shall be the ISO after it has been activated and is prepared to assume responsibility for the operation of the NEPOOL Control Area and control center.


1.81     Target  Availability  Rate  is the  assumed  availability  of a type of
         --------------------------
         generating   unit   utilized  by  the   Management   Committee  in  its

         determination   pursuant  to  Section   6.14(e)  of  NEPOOL   Objective

         Capability.


1.82     Tariff  is the  NEPOOL  Open  Access  Transmission  Tariff  set  out in
         ------
         Attachment  B to the  Agreement,  as modified  and amended from time to time.


1.83     Third Effective Date is the date on which all Interchange  Transactions
         --------------------
         shall begin to be effected on the basis of separate Bid Prices for each type of  Entitlement.  The Third  Effective  Date shall be fixed at the discretion  of the  Management  Committee to occur within six months to one year after the Second Effective Date, or at such later date as the Commission may fix on its own or pursuant to a request by the

         Management Committee.


1.84     Unit Contract is a purchase contract pursuant to which the purchaser is
         -------------
         in effect currently entitled either (i) to a specifically determined or determinable portion of the Installed Capability of a specific electric generating  unit or  units,  or (ii) to a  specifically  determined  or determinable amount of Operable Capability,  Energy, Operating Reserves and/or AGC if, or to the extent  that, a specific  electric  generating unit or units is or can be operated.


1.85     Voting Share has the meaning specified in Section 6.3.
         ------------


1.86     Winter  Capability of an electric  generating  unit or  combination  of
         ------------------
         units is the maximum  dependable load carrying  ability in Kilowatts of such unit or units  (exclusive  of capacity  required  for station use)

         during  the  Winter  Period,  as  determined  by  the  Regional  Market

         Operations Committee in accordance with Section 10.13(f).


1.87     Winter  Period  in each  Power  Year  is the  seven-month  period  from
         --------------
         November through May and the month of October.

1.88     10-Minute Spinning Reserve in an hour are the following  resources that
         --------------------------
         are  designated  by the  System  Operator  in  accordance  with  market

         operation  rules,  as  approved  by  the  Regional  Market   Operations

         Committee,  to be available to provide  contingency  protection for the system:  (1)  the  Kilowatts  of  Operable  Capability  of an  electric generating unit or units that are synchronized to the system,  unloaded during all or part of the hour,  and capable of  providing  contingency

         protection  by  loading  to  supply  Energy   immediately   on  demand,

         increasing  the Energy output over no more than ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output for so long as the System Operator determines in accordance with market  operation  rules  approved by the  Regional  Market  Operations

         Committee is necessary; and (2) any portion of the Electrical Load of a

         Participant  that the System  Operator  is able to verify as capable of providing  contingency  protection by  immediately  on demand  reducing

         Energy  requirements  within ten minutes and  maintaining  such reduced

         Energy  requirements  for so long as the System Operator  determines in accordance with market  operation rules approved by the Regional Market

         Operations Committee is necessary.

1.89     10-Minute  Non-Spinning  Reserve in an hour are the following resources
         --------------------------------
         that are  designated by the System  Operator in accordance  with market

         operation  rules,  as  approved  by  the  Regional  Market   Operations

         Committee,  to be available to provide  contingency  protection for the system:  (1)  the  Kilowatts  of  Operable  Capability  of an  electric generating  unit or units  that  are not  synchronized  to the  system,

         during all or part of the hour,  and capable of  providing  contingency protection  by loading to supply  Energy within ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output for so long as the System Operator determines in accordance with market  operation  rules  approved by the  Regional  Market  Operations

         Committee is necessary;  (2) any portion of a Participant's  Electrical

         Load that the System Operator is able to verify as capable of providing contingency  protection  by  reducing  Energy  requirements  within ten minutes and maintaining such reduced Energy requirements for so long as the System  Operator  determines in accordance  with market  operations

         rules  approved  by  the  Regional  Market   Operations   Committee  is

         necessary;  and (3) any other resources and requirements that were able to be designated  for the hour as 10-Minute  Spinning  Reserve but were not designated by the System Operator for such purpose in the hour.

1.90     30-Minute Operating Reserve in an hour are the following resources that
         ---------------------------
         are  designated  by the  System  Operator  in  accordance  with  market

         operation  rules,  as  approved  by  the  Regional  Market   Operations

         Committee,  to be available to provide  contingency  protection for the system:  (1)  the  Kilowatts  of  Operable  Capability  of an  electric generating  unit or units  that are  capable of  providing  contingency protection by loading to supply Energy within thirty  minutes of demand at an  output  equal to its  full  amount  of  generating  capacity  so designated and sustaining  such Energy output for so long as the System

         Operator  determines in accordance with market operation rules approved by the  Regional  Market  Operations  Committee is  necessary;  (2) any portion  of the  Electrical  Load  of a  Participant  that  the  System

         Operator  is  able  to  verify  as  capable  of  providing  contingency protection by reducing  Energy  requirements  within thirty minutes and maintaining such reduced Energy  requirements for so long as the System

         Operator  determines in accordance with market operation rules approved by the Regional Market Operations  Committee is necessary;  and (3) any other  resources and  requirements  that were able to be designated for the  hour as  10-Minute  Spinning  Reserve  or  10-Minute  Non-Spinning

         Reserve  but  were  not  designated  by the  System  Operator  for such purposes in the hour.

1.91     33rd Amendment is the Thirty-Third Agreement Amending New England Power
         --------------
         Pool Agreement dated as of December 1, 1996.


1.92     Modification  of Certain  Definitions  When a Participant  Purchases a
         ----------------------------------------------------------------------
         Portion of Its Requirements from Another Participant  Pursuant to Firm
         ----------------------------------------------------------------------
         Contract
         --------


                  Definitions  marked by an asterisk (*) are modified as follows when a Participant  purchases a portion of its requirements of electricity  from  another  Participant  pursuant  to  a  Firm

                  Contract:


                  (a)      If  the  Firm   Contract   limits   deliveries  to  a

                           specifically  stated number of Kilowatts and requires

                           payment of a demand charge  thereon (thus placing the

                           responsibility  for meeting additional demands on the

                           purchasing Participant):


                           (1)      in  computing   the  Adjusted  Load  of  the
                                                         --------------
                                    purchasing   Participant,    the   Kilowatts

                                    received  pursuant  to  such  Firm  Contract

                                    shall  be  deemed   to  be  the   number  of

                                    Kilowatts  specified  in the Firm  Contract;

                                    and

                           (2)      in  computing  the  Load  of  the  supplying
                                                        ----
                                    Participant,    the   Kilowatts    delivered

                                    pursuant  to such  Firm  Contract  shall  be

                                    deemed  to  be  the   number  of   Kilowatts

                                    specified in the Firm Contract.


                  (b)      If the Firm Contract  does not limit  deliveries to a

                           specifically stated number of Kilowatts, but entitles

                           the   Participant   to   receive   such   amounts  of

                           electricity  as it may require to supply its electric

                           needs (thus  placing the  responsibility  for meeting

                           additional demands on the supplying Participant):


                           (1)     the Installed Capability Responsibility of
                                       -----------------------------------
                                   the purchasing Participant shall be equal to
                                                                       -----
                                   the amount of its Installed Capability

                                   Entitlements;


                           (2)      in  computing   the  Adjusted  Load  of  the
                                                         --------------
                                    purchasing   Participant,    the   Kilowatts

                                    received  pursuant  to  such  Firm  Contract

                                    shall be deemed to be a quantity Rl; and

                           (3)      in  computing  the  Load  of  the  supplying
                                                        ----
                                    Participant,    the   Kilowatts    delivered

                                    pursuant  to such  Firm  Contract  shall  be

                                    deemed to be a quantity Rl.


                           The quantity Rl equals (i) the Load of the purchasing

                           Participant  less (ii) the  amount of the  purchasing

                           Participant's   Installed   Capability   Entitlements

                           multiplied by a fraction X OVER Y wherein:


                                    X       is the maximum Load of the

                                            purchasing Participant in the month,

                                            and


                                    Y       is the NEPOOL  Installed  Capability

                                            Responsibility   multiplied  by  the

                                            purchasing  Participant's fraction P

                                            determined   pursuant   to   Section

                                            12.2(a)(1),  computed as if the Firm

                                            Contract did not exist.


         Terms used in this Agreement  which are not defined above but which are defined in the Tariff shall have the meanings  specified in the Tariff.

         Terms used in this  Agreement  that are not  defined  above,  or in the

         Tariff, or in the sections in which such terms are used, shall have the meanings customarily attributed to such terms in the electric power industry in New England.


                                    SECTION 2

                            PURPOSE; EFFECTIVE DATES
                            ------------------------

2.1      Purpose.  This Restated  NEPOOL  Agreement is intended to provide for a
         -------
         restructuring  of the New England  Power Pool by  modifying  the pool's

         governance  and  market   provisions  to  take  account  of  a  changed

         competitive environment, by modifying the transmission responsibilities of the  Participants  so that the pool will perform the  functions of a regional  transmission  group and provide service to  Participants  and

         Non-Participants under a regional open access transmission tariff, and by  providing  for the  activation  of the ISO and the  execution  of a

         contract   between   the  ISO  and   NEPOOL   to   define   the   ISO's

         responsibilities.


2.2      Effective Dates; Transitional Provisions.  The provisions of Parts One,
         ----------------------------------------
         Two, Four and Five of this Agreement and the Tariff shall become effective on the First Effective Date, and shall replace on the First

         Effective Date the provisions of Sections 1-8, inclusive, 10, 11, 13,

         14.2, 14.3, 14.4 and 16 of the Prior NEPOOL Agreement. The provisions of Sections 12.1(a), 12.2, 12.4 (as to Installed Capability

         only),  12.5 and 12.7(a) of this  Agreement  shall become  effective on

         November 1, 1997,  or such other date as the  Commission  may fix,  and shall  replace  on such date the  provisions  of Section 9 of the Prior

         NEPOOL Agreement.


         The  effectiveness  of the remaining  Sections of this Restated  NEPOOL

         Agreement  shall be delayed  pending the  preparation  of  implementing criteria,  rules and standards and computer  programs.  These  Sections shall become  effective on the Second  Effective Date and shall replace on the Second  Effective  Date the  remaining  provisions  of the Prior

         NEPOOL  Agreement,  which  shall  continue  in effect  until the Second

         Effective Date.


         As provided in Section  14,  certain  portions of Section 14 which will become effective on the Second Effective Date will be superseded on the

         Third Effective Date by other portions of Section 14.


         The  activation of the ISO will occur after the First  Effective  Date.

         Until that time, the NEPOOL committees shall continue to be responsible for the supervision of the NEPOOL staff.

                                    SECTION 3

                                   MEMBERSHIP
                                   ----------


3.1      Membership.  Those  Entities  which are  Participants  in NEPOOL on the
         ----------
         First Effective Date shall continue to be Participants.


         Any other Entity may, upon compliance  with such reasonable  conditions as the  Management  Committee may  prescribe,  become a Participant  by depositing a counterpart of this Agreement as theretofore amended, duly executed  by  it,  with  the  Secretary  of the  Management  Committee,

         accompanied by a certified copy of a vote of its board of directors, or such other body or bodies as may be appropriate,  duly  authorizing its execution and performance of this Agreement,  and a check in payment of the application fee described below.


         Any such Entity which  satisfies the  requirements  of this Section 3.1 shall  become a  Participant,  and this  Agreement  shall  become fully binding and effective in  accordance  with its terms as to such Entity,

         as of  the  first  day of  the  second  calendar  month  following  its satisfaction of such requirements; provided that an earlier or later effective time may be fixed by the Management Committee with the concurrence of such Entity or by the Commission.


         The  application  fee to be paid by each  Entity  seeking  to  become a

         Participant  shall be in addition to the annual fee provided by Section

         19.1 and  shall  be $500 or such  other  amount  as may be fixed by the

         Management Committee.


3.2      Operations  Outside  the  Control  Area.  Subject  to  the  reciprocity
         ---------------------------------------
         requirements  of the Tariff,  if a  Participant  serves a Load,  or has rights in supply or demand-side  resources or owns transmission  and/or distribution  facilities,  located  outside of the NEPOOL Control Area,

         such  Load  and  resources  shall  not  be  included  for  purposes  of determining the Participant's rights,  responsibilities and obligations under this  Agreement,  except that the  Participant's  Entitlements in facilities  or its rights in demand  side-resources  outside the NEPOOL

         Control  Area  shall be  included  in such  determinations  if,  to the extent,  and while such  Entitlements  are used for retail or wholesale sales within the NEPOOL Control Area or such Entitlements or rights are designated  by a  Participant  for purposes of meeting its  obligations under Section 12 of this Agreement.

3.3      Lack of  Place  of  Business  in New  England.  If and for so long as a
         ---------------------------------------------
         Participant does not have a place of business located in one of the New

         England  states,  the  Participant  shall be deemed to irrevocably  (1)

         submit to the  jurisdiction  of any  Connecticut  state court or United

         States  Federal  Court  sitting in  Connecticut  (the state  whose laws govern this Agreement) over any action or proceeding  arising out of or relating  to  this  Agreement  that  is not  subject  to the  exclusive jurisdiction of the Commission,  (2) agree that all claims with respect to such  action  or  proceeding  may be heard  and  determined  in such

         Connecticut  state court or Federal  court,  (3) waive any objection to venue or any action or proceeding in  Connecticut on the basis of forum non  conveniens,  and (4) agree that  service of process may be made on the Participant outside Connecticut by certified mail, postage prepaid,

         mailed  to  the  Participant  at  the  address  of  its  member  on the

         Management  Committee as set out in the NEPOOL roster or at the address of its principal place of business.


3.4      Obligation for Deferred  Expenses.  NEPOOL may provide for the deferral
         ---------------------------------
         on the books of the Participants  from time to time of capital or other expenditures,  and the recovery of the deferred  expenses in subsequent periods.  Any Entity which  becomes a  Participant  during the recovery period for any such deferred expenses shall be obligated, together with the continuing Participants, for its share of the current and deferred expenses pursuant to Section 19.2.


3.5      Financial  Security.  For an Entity applying to become a Participant or
         -------------------
         any continuing  Participant  that the Management  Committee  reasonably determines  may  fail to  meet  its  financial  obligations  under  the

         Agreement,  the  Management  Committee  may require  reasonable  credit review  procedures  which  shall be made in  accordance  with  standard

         commercial  practices.   In  addition,  the  Management  Committee  may

         prescribe for such Entity or Participant a requirement  that the Entity or  Participant  provide and  maintain in effect an  unconditional  and irrevocable  letter of credit as security to meet its  responsibilities and obligations under the Agreement, or an alternative form of security proposed by the Entity or Participant  and acceptable to the Management

         Committee and consistent with commercial  practices  established by the

         Uniform Commercial Code that protects the Participants against the risk of non-payment.

                                    SECTION 4

                             STATUS OF PARTICIPANTS
                             ----------------------

4.1      Treatment of Certain Entities as Single Participant. All Entities which
         ---------------------------------------------------
         are  controlled by a single person (such as a corporation or a business trust) which owns at least  seventy-five  percent of the voting  shares of, or equity interest in, each of them shall be  collectively  treated as a single  Participant for purposes of this  Agreement,  if they each elect such  treatment.  They are  encouraged to do so. Such an election shall be made in writing and shall  continue in effect until revoked in writing.


         In view of the long-standing  arrangements in Vermont, Vermont Electric

         Power  Company,  Inc. and any other Vermont  electric  utilities  which elect in writing to be grouped with it shall be collectively treated as a single Participant for purposes of this Agreement.


4.2      Participants  to Retain  Separate  Identities.  The signatories to this
         ---------------------------------------------
         Agreement  shall not become  partners  by reason of this  Agreement  or their activities hereunder,  but as to each other and to third persons,

         they  shall  be and  remain  independent  contractors  in  all  matters relating to this  Agreement.  This Agreement  shall not be construed to create
         any  liability  on the part of any  signatory  to anyone not a party to this Agreement.  Each signatory shall retain its separate identity and,

         to the extent not limited hereby,  its individual  freedom in rendering service to its customers.


                                    SECTION 5

                NEPOOL OBJECTIVES AND COOPERATION BY PARTICIPANTS
                -------------------------------------------------

5.1      NEPOOL  Objectives.   The  objectives  of  NEPOOL  are,  through  joint
         ------------------
         planning, central dispatching, cooperation in environmental matters and coordinated  construction,  central  dispatch by the System Operator of the  operation  and  coordinated  maintenance  of  electric  supply and demand-side resources and transmission facilities,  the provision of an open access regional  transmission  tariff and the provision of a means for  effective  coordination  with  other  power  pools  and  utilities situated in the United States and Canada,


                  (a)      to assure that the bulk power supply of the NEPOOL

                           Control Area conforms to proper standards of

                           reliability;

                  (b)      to  create  and  maintain  open,  non-discriminatory,

                           competitive,  unbundled markets for Energy, capacity,

                           and ancillary services that function efficiently in a

                           changing  electric  power industry and have access to

                           regional  transmission at rates that do not vary with

                           distance;


                  (c)      to attain  maximum  practicable  economy,  consistent

                           with  proper   standards  of   reliability   and  the

                           maintenance  of  competitive  markets,  in such  bulk

                           power supply; and


                  (d)      to provide access to  competitive  markets within the

                           NEPOOL Control Area and to neighboring regions;


         and to provide for equitable sharing of the resulting responsibilities,

         benefits and costs.


5.2      Cooperation  by  Participants.  In order to attain  the  objectives  of
         -----------------------------
         NEPOOL set forth in Section 5.1,  each  Participant  shall  observe the provisions of this  Agreement in good faith,  shall  cooperate with all other  Participants  and shall not either alone or in conjunction  with one or more other Entities take advantage of the provisions of this

         Agreement  so as to  harm  another  Participant  or  to  prejudice  the position of any Participant in the electric power business.


         Until the  Second  Effective  Date,  in order to assure  the  equitable sharing among the  Participants  of the benefits  contemplated  by this

         Agreement,  no Participant shall  participate,  except pursuant to this

         Agreement,  in any transaction  with one or more other  Participants or other  Entities if such  transaction  involves  an economy  interchange arrangement.  The foregoing restriction shall not, however, apply to an economy  interchange  or other similar  arrangement  between or among a

         Participant and one or more Entities which are not Participants if, and to the extent that,  such  arrangement is consistent with attainment of the  objectives  stated  in  Section  5.1 and  with  the  Participant's obligations under this Agreement.


         Until the effective date of the Tariff,  in order further to assure the equitable  sharing  among the  Participants  of the  benefits and costs contemplated  by this  Agreement,  no transfer by a Participant  to its

         Related  Person  of an  Entitlement  in any  generating  unit  shall be recognized for purposes of this Agreement, including but not limited to the  calculation  and  allocation  of  benefits  and costs  under  this

         Agreement,  if either (i) the  transferee  has a zero  Adjusted Load or

         (ii) the amount of the transferee's Installed

         System  Capability,  including  such  Entitlement,  bears no reasonable relation  to its  Adjusted  Load.  Furthermore,  no  other  arrangement substantially similar to that described in the preceding sentence shall be recognized for purposes of this Agreement, including but not limited to the  calculation  and  allocation  of benefits  and costs under this

         Agreement.


         For the purposes of the  preceding  paragraph,  the  Adjusted  Load and

         Installed System Capability of any transferee that is not a Participant shall be determined as if it were a Participant. The term "transferee,"

         as used herein, shall include,  without limitation,  any Participant or

         Entity, or any other organization or person.



                                    PART TWO

                                   GOVERNANCE


                                    SECTION 6

                              MANAGEMENT COMMITTEE
                              --------------------

6.1      Membership.  There  shall  be a  Management  Committee  which  shall be
         ----------
         constituted  as  follows:   each  Participant   shall  appoint  and  be

         represented by one member of the Management Committee.

6.2      Term of Members.  Each member of the  Management  Committee  shall hold
         ---------------
         office until such member is replaced by the Participant which appointed the  member  or until  such  Participant  ceases  to be a  Participant.

         Replacement  of a member shall be effected by delivery by a Participant of  written  notice  of  such  replacement  to  the  Secretary  of  the

         Management Committee.


6.3      Votes.  Each  member of the  Management  Committee  shall have a Voting
         -----
         Share in any  month  entitling  the  member  to cast,  on behalf of the

         Participant  which  the  member  represents,   votes  representing  the

         percentage  to  which  the  member's  Participant  is  entitled  of the aggregate  Voting  Shares  of  all  Participants  for  the  month.  The percentage of the aggregate  Voting Shares of all Participants to which a  Participant  is  entitled  in  any  month  shall  be  determined  in accordance with the following formula:


           P          E          C          X          M          R       Y
V = .15833(--)+.15833(--)+.15833(--)+.15833(--)+.15833(--)+.15833(--)+.05(--)
           P1         E1         C1         X1         M1         R1      Y1



in which

     V   =       the Participant's Voting Share as a percentage of the aggregate

                 Voting Shares of all Participants;


     P   =       the average for each of the most recently  completed twelve months of the Participant's maximum Load during any clock hour in a month;


     P1  =       the  average  of the  sums  for  each of the  most  recently completed  twelve months of the  noncoincidental  maximum Load during any clock hour in a month of all Participants;


     E   =       the average for the most recently completed twelve months of the sum for each month of the Participant's Load for each hour of the month plus any kilowatthours delivered during the month
                              ----
                 to loads  classified as  interruptible  under market operation rules approved by the Regional Market Operations Committee;


     E1  =       the average for the most recently completed twelve months of the sum for each  month of the Loads of all  Participants  for each hour of the month plus any kilowatthours delivered during
                                        ----
                 the month to loads  classified as  interruptible  under market operation  rules  approved by the Regional  Market  Operations

                 Committee.

     C   =        the average in  megawatts  for the most  recently  completed twelve  months  of the sum for each  month  of the  Generation

                  Ownership  Shares,   as  defined  in  this  Section,   of  the

                  Participant;


     C1  =        the average in  megawatts  for the most  recently  completed twelve  months  of the sum for each  month  of the  Generation

                  Ownership Shares of all Participants;


     X   =        the average for the most recently completed twelve months of the sum for each month of (i) a number of kilowatthours equal
                                                                          -----
                  to the Kilowatts of the Participant's Generation Ownership
                  --
                  Shares, times the number of hours in the month, plus (ii) the
                          -----                                   ----
                  number of kilowatthours that the Participant was entitled to receive in each hour with respect to its Energy Entitlements under Unit Contracts or System Contracts times, in the case of
                                                           -----
                  each contract, the number of hours the contract was in effect in the month, as computed without giving effect to any resale in whole or part of any such Energy Entitlement;


     X1  =        the average for the most recently completed twelve months of the sum for each month of (i) a number of kilowatthours  equal
                                                                           -----
                  to the  Kilowatts of the  Generation  Ownership  Shares of all
                  --
                  Participants,  times the  number of hours in the  month,  plus
                                 -----                                      ----
                  (ii) the number of kilowatthours  that all  Participants  were entitled to
                  receive in each hour with respect to their Energy Entitlements under Unit Contracts or System Contracts times, in the case of
                                                           -----
                  each contract,  the number of hours the contract was in effect in the month, as computed  without giving effect to any resale in whole or part of any such Energy Entitlement;


     M   =        the  circuit  miles  of  the   Participant's   Transmission

                  Ownership  Shares,   as  defined  in  this  Section,   of  PTF

                  transmission  lines  times,  in the  case  of each  line,  the
                                       -----
                  nominal operating voltage of the line;


     M1  =        the  aggregate  of the  circuit  miles  of the  Transmission

                  Ownership Shares of PTF transmission lines of all Participants times, in the case of each line, the nominal operating voltage
                  -----
                  of the line;


     R   =        the  Annual  Transmission   Revenue   Requirements  of  the

                  Participant's  PTF as of the beginning of the current calendar year as  determined  in  accordance  with  Attachment F to the

                  Tariff except that 1) such Revenue  Requirements  shall not be reduced  by  the  transmission  support  revenue  received  as described in Section I of that  Attachment and 2) such Revenue

                  Requirements shall not include
                  transmission  support  payments as  described  in Section J of that  Attachment for support  arrangements  which were entered into after December 31, 1996;


     R1  =        the aggregate Annual Transmission Revenue Requirements of the

                  PTF of all Participants as of the beginning of the current calendar year as determined in accordance with Attachment F to the Tariff, except that 1) such Revenue Requirements shall not be reduced by the transmission support revenue received as described in Section I of that Attachment and 2) such Revenue

                  Requirements shall not include transmission support payments as described in Section J of that Attachment for support

                  arrangements which were entered into after December 31, 1996;


     Y   =        1; and


     Y1  =        the number of NEPOOL Participants at the beginning of th

                  month;

provided,  however,  that a  Participant  and its  Related  Persons may not have
--------   -------
aggregate  Voting Shares  exceeding 25% of the aggregate  Voting Shares to which all Participants  are entitled.  If the aggregate Voting Shares of a Participant and its Related Persons would be in excess of

25% if it were not for this  limitation,  the  remaining  Voting Shares to which such  Participant  and its Related  Persons would otherwise be entitled shall be allocated to the other Participants on a pro rata basis.


For purposes of the  preceding  formula (i) if an Entity has been a  Participant for less than twelve  months,  the amounts to be taken into account for purposes of "P", "E", "C" and "X" in the formula shall be for the period during which the

Entity has been a Participant; (ii) for purposes of "X" and "X1" in the formula,

the number of  kilowatthours  to be taken into  account  with  respect to the HQ

Phase II Firm Energy Contract for each  Participant  which has a share in the HQ

Phase II Firm  Energy  Contract  shall be computed on the basis of the number of

Kilowatts of its HQ  Interconnection  Capability  Credit, if any, for the month;

and  (iii)  for  purposes  of  "X"  and  "X1"  in the  formula,  the  number  of kilowatthours  to be taken into account  with  respect to an Energy  Entitlement under a Unit Contract or System Contract, other than the HQ Phase II Firm Energy

Contract,  under which a Participant  is entitled to receive Energy from outside the  NEPOOL  Control  Area  shall be  computed  on the  basis of the  number  of

Kilowatts of Installed  Capability credit, or Monthly Peak reduction,  for which the  Participant  is given credit in  determining  whether it has  satisfied its

Installed Capability Responsibility pursuant to Section 12.

In the event a Participant both  participates in the wholesale bulk power market and owns PTF,  the member  appointed  by the  Participant  shall be  entitled to divide the member's vote, as determined in accordance with this Section,  on any matter on the basis  specified by it in a notice  given to the  Secretary of the

Management Committee at or prior to the meeting at which the vote is to be cast,

to reflect its market and  transmission  interests.  In such case the portion of the  member's  vote  reflecting  its  transmission  interest  may be cast by the member's alternate.


For purposes of this Section,  the Generation  Ownership Shares of a Participant

means and includes:


         (A)      the direct  ownership  interest which the Participant has as a

                  sole  or  joint  owner  in  the  Installed   Capability  of  a

                  generating unit which is subject to NEPOOL central dispatch in accordance with Section 13.2;


         (B)      the indirect  ownership interest which the Participant has, as a shareholder  in  Connecticut  Yankee  Atomic Power  Company,

                  Maine Yankee  Atomic Power  Company,  Vermont  Yankee  Nuclear

                  Power Corporation or a similar corporation, or as a general or limited partner in Ocean State Power or a similar partnership, in the Installed Capability of a generating unit which is subject to NEPOOL central dispatch in accordance with

                  Section  13.2,  provided the  corporation  or  partnership  is itself not a Participant;


         (C)      any other interest which the Participant has in the Installed

                  Capability of a generating unit which is subject to NEPOOL central dispatch in accordance with Section 13.2, under a

                  lease or other contractual arrangement, provided the other party to the arrangement is itself not a Participant and the

                  Management Committee determines, at the request of the

                  affected Participant, that the Participant has benefits and rights, and assumes risks, under the arrangement with respect to the unit which are substantially equivalent to the

                  benefits, rights and risks of an owner; and


         (D)      an interest which the  Participant  shall be deemed to have in the  direct  ownership  interest,  or the  indirect  ownership interest as a shareholder or general or limited partner,  of a

                  Related Person of the Participant in the Installed  Capability

                  of a  generating  unit  which is  subject  to  NEPOOL  central dispatch in accordance with Section 13.2, provided the Related

                  Person is itself not a Participant.

For purposes of this Section, the Transmission Ownership Shares of a Participant

means and includes:

         (W)      the direct ownership interest which the Participant has as a sole or joint owner of PTF;


         (X)      the indirect  ownership interest which the Participant has, as a  shareholder  in a  corporation,  or as a general or limited partner in a partnership,  in PTF owned by such corporation or partnership,  provided the  corporation  or partnership is not itself a Participant;


         (Y)      any other  interest which the  Participant  has in PTF under a lease or other  contractual  arrangement,  provided  the other party to the  arrangement is not itself a Participant  and the

                  Management  Committee  determines,   at  the  request  of  the

                  affected  Participant,  that the  Participant has benefits and rights,  and assumes risks, under the arrangement with respect to the PTF which are substantially equivalent to the benefits,

                  rights and risks of an owner; and

         (Z)      an interest which the  Participant  shall be deemed to have in the  direct  ownership  interest,  or the  indirect  ownership interest as a shareholder or general or limited partner,  of a

                  Related Person of the Participant in PTF, provided the Related

                  Person is itself not a Participant.


6.4      Number  of  Votes  Necessary  for  Action.  Actions  of the  Management
         -----------------------------------------
         Committee  shall be effected only upon an  affirmative  vote of members having at least 66% of the aggregate Voting Shares to which all members are entitled;  provided,  however, that the negative votes of any three
                        --------   -------
         or more members representing Participants which are not Related Persons of each  other and  which  have at least  20% of the  aggregate  Voting

         Shares to which all  members are  entitled  shall  defeat any  proposed action. In determining  whether the negative vote total specified above has been reached,  the following  limitation  shall be applied:  if the member or members  representing any Participant and its Related Persons would be entitled to cast against the proposed  action more than 18% of the aggregate  Voting  Shares to which all members are  entitled,  such member or members shall be entitled to vote negatively only 18% of such aggregate Voting Shares.

6.5      Proxies.  The vote of any  member of the  Management  Committee  or the
         -------
         member's  alternate may be cast by another person pursuant to a written proxy  dated  not more  than  one  year  previous  to the  meeting  and delivered to the Secretary of the  Management  Committee at or prior to the meeting at which the proxy vote is cast.


6.6      Alternates.  A Participant may designate, by a written notice delivered
         ----------
         to the Secretary of the Management Committee, an alternate for a member of the  Management  Committee  appointed  by it. In the  absence of the member,  the  alternate  shall  have  all  the  powers  of the  member,

         including the power to vote.


6.7      Officers.  At its annual meeting,  the Management Committee shall elect
         --------
         from among its members a Chair and a Vice-Chair;  it shall also elect a

         Secretary  who need not be a  member.  These  officers  shall  have the powers and duties usually incident to such offices.


6.8      Meetings.  The  Management  Committee  shall hold its annual meeting in
         --------
         December at such time and place as the Chair shall  designate and shall hold  other  meetings  in  accordance  with a  schedule  adopted by the

         Management  Committee or at the call of the Chair.  One or more members who represent Participants having in the aggregate at least 3% of the aggregate Voting Shares of all Participants may call a special meeting of the Management Committee in the event that the Chair shall fail to call such a meeting  within three business days following the Chair's receipt from such member or members of a request specifying the subject matters to be acted upon at the meeting.


6.9      Notice of Meetings.  Written  notice of each meeting of the  Management
         ------------------
         Committee  shall be given to each  member  not less than five  business days prior to the date of the meeting,  which notice shall  specify the principal subject matter expected to be acted upon at the meeting.


6.10     Adoption of Budgets. At each annual meeting,  the Management  Committee
         -------------------
         shall adopt a NEPOOL budget for the ensuing  calendar year. In adopting budgets the Management  Committee shall give due  consideration  to the budgetary  requests of each  committee  and shall include the budget of the ISO as  determined in accordance  with  NEPOOL's  contract  between

         NEPOOL  and the ISO.  The  Management  Committee  may modify any NEPOOL budget from time to time after its adoption and shall modify the NEPOOL budget if and as required to support  changes to the ISO budget adopted in accordance with the contract between NEPOOL and the ISO.

6.11     Adoption  of  Bylaws.  The  Management   Committee  may  adopt  bylaws,
         --------------------
         consistent with this Agreement,  governing procedural matters including the conduct of its meetings and those of the other committees.


6.12     Establishing  Reliability  Standards.  It  shall  be  the  duty  of the
         ------------------------------------
         Management Committee,  after review of reports or actions of the System

         Operator and the Market  Reliability  Planning  Committee  and Regional

         Transmission   Planning  Committees  and  such  other  matters  as  the

         Management  Committee deems  pertinent,  to establish or approve proper standards  of  reliability  for the bulk power  supply of NEPOOL.  Such standards shall be consistent with the directives of the North American

         Electric  Reliability  Council  and the  Northeast  Power  Coordinating

         Council and shall be reviewed  periodically by the Management Committee and revised as the Management Committee deems appropriate.


6.13     Appointment  and  Compensation  of  NEPOOL  Personnel.  The  Management
         -----------------------------------------------------
         Committee   shall  determine  what  personnel  are  desirable  for  the effective  operation  and  administration  of  NEPOOL  and shall fix or authorize the fixing of the compensation for such persons.

6.14     Duties and Authority.
         --------------------

                  (a)      The  Management  Committee  shall  have  the duty and

                           requisite   authority  to  administer,   enforce  and

                           interpret the  provisions of this  Agreement in order

                           to accomplish the objectives of NEPOOL  including the

                           making of any  decision  or  determination  necessary

                           under  any  provision  of  this   Agreement  and  not

                           expressly  specified to be decided or  determined  by

                           any other body.


                  (b)      The Management  Committee shall have the authority to

                           provide for such  facilities,  materials and supplies

                           as  the   Management   Committee  may  determine  are

                           necessary or desirable to carry out the provisions of

                           this Agreement.


                  (c)      The Management  Committee  shall have, in addition to

                           the   authority   provided  in  Section   6.12,   the

                           authority,   after  consultation  with  other  NEPOOL

                           committees and the System  Operator,  to establish or

                           approve  consistent  standards  with  respect  to any

                           aspect  of  arrangements   between  Participants  and

                           Non-Participants which it determines may adversely affect the reliability of NEPOOL, and to review such

                           arrangements   to  determine   compliance  with  such

                           standards.


                  (d)      The Management Committee, or its designee, shall have

                           the authority to act on behalf of all Participants in

                           carrying out any action properly taken pursuant to

                           the provisions of this Agreement.  Without limiting

                           the foregoing general authority, the Management

                           Committee, or its designee, shall have the authority

                           on behalf of all Participants to execute any

                           contract, lease or other instrument which has been

                           properly authorized pursuant to this Agreement

                           including, but not limited to, one or more contracts

                           with the ISO, and to file with the Commission and

                           other appropriate regulatory bodies:  (i) this

                           Agreement and documents amending or supplementing

                           this Agreement, including the Tariff, (ii) contracts

                           with Non-Participants or the ISO, and (iii) related

                           tariffs, rate schedules and certificates of

                           concurrence.  The Management Committee shall,

                           in addition, have the authority to represent NEPOOL

                           in proceedings before the Commission.

                  (e)      The Management Committee shall have the duty and

                           requisite authority, after consultation with other

                           NEPOOL committees and the System Operator, to fix the

                           NEPOOL Objective Capability for each month of each

                           Power Year prior to the beginning of the Power Year

                           and thereafter to review at least annually the

                           anticipated Load of the NEPOOL Participants and

                           NEPOOL Installed Capability for each month of such

                           Power Year and to make such adjustments in the NEPOOL

                           Objective Capability as the Management Committee may

                           determine on the basis of such review.  Since changes

                           in the circumstances which must be assumed by the


                           Management Committee in fixing NEPOOL Objective

                           Capability for a future period can significantly

                           affect the required level of NEPOOL Objective

                           Capability for that period, the Management Committee

                           shall, where appropriate, also determine the effect

                           on NEPOOL Objective Capability of significant changes

                           in circumstances from those assumed, either by fixing

                           alternative NEPOOL Objective Capabilities, or by

                           adopting adjustment factors or formulas.


                  (f)      The  Management  Committee  shall  have  the duty and

                           requisite authority to establish or approve schedules

                           fixing the amounts to be paid by

                           Participants  and   Non-Participants  to  permit  the

                           recovery of expenses  incurred in furnishing  some or

                           all  of  the  services  furnished  by  NEPOOL  either

                           directly or through the System Operator.


                  (g)      The Management Committee shall have the duty and

                           requisite authority to provide for the sharing by

                           Participants, on such basis as the Management

                           Committee may deem appropriate, of payments and costs

                           which are not otherwise reimbursed under this

                           Agreement and which are incurred by Participants or

                           under arrangements with Non-Participants and approved

                           or authorized by the Committee as necessary in order

                           to meet or avoid short-term deficiencies in the

                           amount of resources available to meet the pool's

                           reliability objectives.


                  (h)      The Management Committee shall have the authority, at

                           the  time  that it acts  on an  Entity's  application

                           pursuant to Section 3.1 to become a  Participant,  to

                           waive,  conditionally or unconditionally,  compliance

                           by such  Entity  with one or more of the  obligations

                           imposed by this Agreement if the Management Committee

                           determines that such compliance  would be unnecessary

                           or inappropriate for such Entity and
                           the waiver for such Entity will not impose an

                           additional burden on other Participants.


                  (i)      Until the Second Effective Date, the Management

                           Committee shall have the duty and requisite authority

                           to determine which generating facilities should be

                           equipped for Automatic Generation Control in order to

                           maintain proper frequency for the interconnected bulk

                           power system of the Participants and to control power

                           flows on interconnections between Participants and

                           non-Participants.  The Management Committee shall

                           establish a system for sharing by the Participants

                           until the Second Effective Date, on such basis as the

                           Committee may deem appropriate, of the costs,

                           including loss of generator efficiency, that are

                           incurred by Participants in installing, maintaining

                           and operating Automatic Generation Control equipment

                           required by the Committee and are not otherwise

                           reimbursed under this Agreement.


                  (j)      The  Management  Committee  shall  have  the duty and

                           requisite  authority to act on appeals to it from the

                           actions of other NEPOOL  committees  and to appoint a

                           special committee to administer NEPOOL's alternate dispute resolution procedures or to take any other action if it determines that such action is necessary

                           or  appropriate  to  achieve a prompt  resolution  of

                           disputes under the provisions of Section 21.1.


                  (k)      The  Management  Committee  shall  have such  further

                           powers and duties as are conferred or imposed upon it

                           by other sections of this Agreement.


6.15     Attendance  of  Members  of  Management  Committee  at Other  Committee
         -----------------------------------------------------------------------
         Meetings.  Each member of the  Management  Committee  or that  member's
         --------
         designee  shall be entitled  to attend any meeting of any other  NEPOOL committee,  and shall have a reasonable opportunity to express views on any matter to be acted upon at the meeting.


                                    SECTION 7

                               EXECUTIVE COMMITTEE
                               -------------------

7.1      Organization.  There shall be an Executive  Committee  which shall have
         ------------
         all the  powers  and  duties of the  Management  Committee  (except  as provided below), subject to appeal to the Management Committee pursuant to the provisions of Section 7.11.  Between  meetings of the Management

         Committee, the Executive Committee shall exercise the powers and perform the duties of the Management Committee. The

         Executive  Committee  shall not have any of the powers or duties of the

         Management  Committee  under  Sections  6.7 and 6.10,  except  that the

         Executive Committee shall have the power of the Management Committee to modify from time to time an overall NEPOOL annual budget adopted by the

         Management  Committee,  subject to the  limitation  that the  aggregate amount of net  increase in an overall  budget  which may be effected by the Executive Committee for any year shall not exceed 10% of the budget initially adopted by the Management Committee.


7.2      Membership.  The Executive  Committee  shall be constituted as follows:
         ----------
         following  its  activation,  the ISO shall  have the right to appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 3% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the  Committee;  the remaining  Participants  whose  Voting  Shares  are less than 3% of the aggregate Voting Shares of all  Participants  shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:

                           (a)      One group consisting of the remaining

                                    Participants which are municipally-owned and

                                    cooperatively-owned utilities;


                           (b)      One  group   consisting   of  the  remaining

                                    Participants   which  are  not   subject  to

                                    traditional   utility  rate  regulation  and

                                    which are engaged in the NEPOOL Control Area

                                    principally  in the  business  of  owning or

                                    operating generation  facilities and selling

                                    the output of such generation;


                           (c)      One  group   consisting   of  the  remaining

                                    Participants   which  are  not   subject  to

                                    traditional   utility  rate  regulation  and

                                    which are engaged in the NEPOOL Control Area

                                    principally  in a  business  other  than the

                                    business of owning or  operating  generation

                                    or PTF  facilities and selling the output of

                                    such generation;


                           (d)      One  group   consisting   of  the  remaining

                                    Participants,  if any,  which  (i) own  PTF,

                                    (ii) are not engaged in electric  generation

                                    or  distribution  and do not  participate in

                                    the wholesale bulk power
                                    market, and (iii) are not Related Persons of

                                    any other Participant; and


                           (e)      One  group   consisting   of  the  remaining

                                    Participants    which   are   investor-owned

                                    utilities   subject  to   traditional   rate

                                    regulation  or other  Entities  which do not

                                    qualify to be  included  in any of the other

                                    four groups.


         Notwithstanding the foregoing, any such Participant may elect to join a different  group than the one to which it would be  assigned  under the foregoing  provisions if this is acceptable to the members of the group it elects to join. In the event any  Participant is a Related Person of another  Participant which has the individual right to appoint a member of the  Committee  on the basis of its  individual  Voting  Share,  the

         Participant  shall  be  represented  on the  Committee  by  the  member appointed by the Participant  which is its Related Person and shall not be assigned to any of the five groups.


7.3      Term of Members. The member of the Executive Committee appointed by the
         ---------------
         ISO shall serve until  replaced  by the ISO.  Members of the  Executive

         Committee  appointed by a Participant  or group of  Participants  shall serve until replaced by the Participant or

         Participants   which  appointed  them  or  until  such  Participant  or

         Participants  shall lose their status as Participants or otherwise lose their right to appoint  the member.  Appointment  or  replacement  of a member  shall  be  effected  by the ISO or a  Participant  or  group of

         Participants   by  giving  written   notice  of  such   appointment  or

         replacement to the Secretary of the Executive Committee.


7.4      Alternates.  The ISO or a  Participant  or  group of  Participants  may
         ----------
         designate,  by a written notice given to the Secretary of the Executive

         Committee,  an  alternate  for any  member of the  Executive  Committee appointed by the ISO or such Participant or group of  Participants.  In the absence of the member,  the alternate  shall have all the powers of the member, including the power to vote.


7.5      Votes.  Each voting  member of the Executive  Committee  shall have one
         -----
         vote,  which  may be cast  in  person  by the  member  or the  member's alternate or by another  person  pursuant to a written  proxy dated not more  than  one year  previous  to the  meeting  and  delivered  to the

         Secretary  of the  Executive  Committee  at or prior to the  meeting at which the proxy vote is cast. If a Participant which has the individual right to appoint a member of the Executive  Committee both participates in the wholesale  bulk power market and owns PTF, the member  appointed by the Participant shall be entitled to
         divide the member's vote on the basis specified in a notice given by it to the  Secretary of the  Committee at or prior to the meeting at which the  vote is to be  cast,  to  reflect  the  Participant's  market  and transmission  interests.  In such case the  portion of the  Participant member's vote reflecting its  transmission  interest may be cast by the member's alternate.


         A voting  member  appointed by a group may divide the member's  vote on the basis  specified  in a notice  given by it to the  Secretary of the

         Committee  at or prior to the  meeting at which the vote is to be cast,

         to reflect the different positions of the members of the group.


7.6      Number of Votes  Necessary  for Action.  The adoption of actions by the
         --------------------------------------
         Executive  Committee shall require  affirmative votes by voting members aggregating  at least  60% of the  number  of votes  which  the  voting members in  attendance  at a meeting  at which a quorum is present  are entitled to cast.  A majority  of the voting  members at any time shall constitute a quorum.


7.7      Officers.  At its annual meeting,  the Executive  Committee shall elect
         --------
         from its voting members a Chair and a Vice-Chair; it shall also elect a

         Secretary who need not be a
         member.  These officers shall have the powers and duties usually incident to such offices.


7.8      Meetings.  The  Executive  Committee  shall hold its annual  meeting in
         --------
         December or January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule  adopted by the  Executive  Committee or at the call of the Chair.  Any two members may call a special meeting of the Executive Committee in the event that the Chair shall fail to call such a meeting  within three business days following the Chair's receipt from such members of a request specifying the  subject  matters to be acted upon at the  meeting.  Any regular or special meeting of the Executive Committee may be conducted by means of conference  telephone  or other  communications  equipment  by means of which all persons participating in the meeting can hear each other.


7.9      Notice of Meetings.  Written  notice of each  meeting of the  Executive
         ------------------
         Committee  shall be  given to each  member  of the  Committee  and each member of the  Management  Committee not less than three  business days prior  to the  date  of the  meeting.  The  notice  shall  specify  the principal subject matter expected to be acted upon at the meeting.

7.10     Notice to  Members of  Management  Committee  of  Actions by  Executive
         -----------------------------------------------------------------------
         Committee.  Prior to the end of the  fifth  business  day  following  a
         ---------
         meeting of the  Executive  Committee,  the  Secretary of the  Executive

         Committee  shall give written  notice to the ISO and each member of the

         Management  Committee of any action taken by the Executive Committee at such meeting.


7.11     Appeal of Actions to Management Committee.  The ISO or any Participant
         -----------------------------------------
         may  appeal  to the  Management  Committee  any  action  taken  by the

         Executive Committee. Such an appeal shall be taken prior to the end of the  tenth  business  day  following  the  meeting  of  the  Executive

         Committee  to which the appeal  relates by giving to the  Secretary of the Management  Committee a signed and written notice of appeal and by mailing  a copy  of the  notice  to the  ISO and  each  member  of the

         Management  Committee.  Pending action on the appeal by the Management

         Committee, the giving of a notice of appeal as aforesaid shall suspend the action appealed from.

                                    SECTION 8

                      MARKET RELIABILITY PLANNING COMMITTEE
                      -------------------------------------


8.1      Organization.  There shall be a Market  Reliability  Planning Committee
         ------------
         which shall have the responsibilities specified in Section 8.11. It may provide  from time to time for the  creation of one or more  Functional

         Planning Committees to act in particular  functional planning areas and to  exercise  such  of  the  Market  Reliability  Planning  Committee's responsibilities as it may delegate to them.


8.2      Membership.   The  Market  Reliability   Planning  Committee  shall  be
         ----------
         constituted as follows:  following its  activation,  the ISO shall have the  right to  appoint  a  non-voting  member  of the  Committee;  each

         Participant  whose Voting  Share equals or exceeds 3% of the  aggregate

         Voting  Shares of all  Participants  shall  have the right to appoint a voting member of the  Committee;  the remaining  Participants  shall be divided into the following  five groups,  with each having the right to appoint one voting member of the Committee:

                  (a)      One group consisting of the remaining Participants

                           which are municipally-owned and cooperatively-owne

                           utilities;


                  (b)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in the business of owning or

                           operating  generation   facilities  and  selling  the

                           output of such generation;


                  (c)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in a business other than the

                           business  of owning or  operating  generation  or PTF

                           facilities and selling the output of such generation;


                  (d)      One group  consisting of the remaining  Participants,

                           if any,  which (i) own PTF,  (ii) are not  engaged in

                           electric   generation  or  distribution  and  do  not

                           participate in the wholesale  bulk power market,  and

                           (iii)   are  not   Related   Persons   of  any  other

                           Participant; and

                  (e)      One group  consisting of the  remaining  Participants

                           which  are   investor-owned   utilities   subject  to

                           traditional  rate  regulation or other Entities which

                           do not  qualify  to be  included  in any of the other

                           four groups.


         Notwithstanding the foregoing, any such Participant may elect to join a different  group than the one to which it would be  assigned  under the foregoing  provisions if this is acceptable to the members of the group it elects to join. In the event any  Participant is a Related Person of another  Participant which has the individual right to appoint a member of the Committee, the Participant shall be represented in the Committee by the member appointed by the Participant  which is its Related Person and shall not be assigned to any of the five groups.


8.3      Term  of  Members.  The  member  of  the  Market  Reliability  Planning
         -----------------
         Committee  appointed by the ISO shall serve until  replaced by the ISO.

         Members of the Market  Reliability  Planning  Committee  appointed by a

         Participant or group of Participants  shall serve until replaced by the

         Participant  or  Participants   which  appointed  them  or  until  such

         Participant or Participants  cease to be Participants or otherwise lose their right to appoint  the member.  Appointment  or  replacement  of a member  shall  be  effected  by the ISO or a  Participant  or  group of

         Participants by giving written notice of such appointment or replacement to the Secretary of the Market

         Reliability Planning Committee.


8.4      Voting. Each voting member of the Market Reliability Planning Committee
         ------
         shall  have one vote  which may be cast in person by the  member or the member's  alternate or by another  person  pursuant to a written  proxy dated not more than one year  previous to the meeting and  delivered to the Secretary of the Market Reliability  Planning Committee at or prior to the meeting at which the proxy vote is cast. If a Participant  which has the  individual  right to  appoint a voting  member  of the  Market

         Reliability  Planning Committee both participates in the wholesale bulk power  market and owns PTF,  the member  appointed  by the  Participant shall be entitled to divide the member's vote on the basis specified in a notice given by it to the  Secretary of the  Committee at or prior to the  meeting  at  which  the  vote  is  to  be  cast,  to  reflect  the

         Participant's  market  and  transmission  interests.  In such  case the portion of the member's vote reflecting its  transmission  interest may be cast by the member's alternate.


         The voting member  appointed by a group may divide the member's vote on the basis  specified  in a notice  given by it to the  Secretary of the

         Committee at or prior to the
         meeting  at which the vote is to be cast,  to  reflect  the  different positions of the members of the group.


         The adoption of actions by the Market  Reliability  Planning  Committee shall require  affirmative votes by voting members aggregating at least

         60% of the number of votes which the members in attendance at a meeting at which a quorum is present are  entitled  to cast.  A majority of the voting members at any time shall constitute a quorum.


8.5      Alternates.  The ISO or a  Participant  or  group of  Participants  may
         ----------
         designate,  by a written  notice  given to the  Secretary of the Market

         Reliability  Planning  Committee,  an  alternate  for the member of the

         Market  Reliability  Planning  Committee  appointed  by the ISO or such

         Participant or group of Participants. In the absence of the member, the alternate shall have all the powers of the member,  including the power to vote.


8.6      Officers.  At its  annual  meeting,  the  Market  Reliability  Planning
         --------
         Committee shall elect from its voting members a Chair and a Vice-Chair;

         it shall  also  elect a  Secretary  who  need  not be a  member  of the

         Committee.  These  officers  shall have the  powers and duties  usually incident to such offices.

8.7      Meetings.  The Market  Reliability  Planning  Committee  shall hold its
         --------
         annual  meeting  in  December  or January at such time and place as the

         Chair shall  designate and shall hold other meetings in accordance with a schedule  adopted by the  Committee or at the call of the Chair.  Any two  members  may call a  special  meeting  of the  Market  Reliability

         Planning  Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such  members  of a  request  specifying  the  subject  matters  to  be considered at the meeting. Any regular or special meeting of the Market

         Reliability  Planning Committee may be conducted by means of conference telephone  or other  communications  equipment  by  means of which  all persons participating in the meeting can hear each other.


8.8      Notice of  Meetings.  Written  notice  of each  meeting  of the  Market
         -------------------
         Reliability  Planning  Committee shall be given to each member not less than five business days prior to the date of the meeting. The principal subject  matter  expected  to be  acted  upon  at a  meeting  shall  be specified in the notice of the meeting whenever the meeting is not held in accordance with the schedule adopted by the Committee.


8.9      Notice to Members of Management Committee.  Prior to the end of the
         -----------------------------------------
         fifth  business  day  following  a meeting of the  Market  Reliability

        Planning Committee, the Secretary
         of the Market Reliability  Planning Committee shall give written notice to the ISO and each member of the  Management  Committee  of any action taken by the Market Reliability Planning Committee at such meeting.


8.10     Appeal of Actions to Management  Committee.  The ISO or any Participant
         ------------------------------------------
         may appeal to the  Management  Committee any action taken by the Market

         Reliability Planning Committee.  Such an appeal shall be taken prior to the end of the tenth  business day  following the meeting of the Market

         Reliability Planning Committee to which the appeal relates by giving to the Secretary of the  Management  Committee a signed and written notice of  appeal  and by  mailing  a copy of the  notice  to the ISO and each member of the Management Committee. Pending action on the appeal by the

         Management  Committee,  the  giving of a notice of appeal as  aforesaid shall suspend the action appealed from.


8.11     Responsibilities.  The Market  Reliability  Planning Committee shall be
         ----------------
         responsible,   either  directly  or  through  its  Functional  Planning

         Committees,   and  in  conjunction   with  the  ISO  and  the  Regional

         Transmission Planning Committee, as appropriate, for the following:

                  (a)      providing  overall direction to, and coordination of,

                           joint studies of supply and demand-side resources and

                           environmental  considerations in order to achieve the

                           objectives of NEPOOL;


                  (b)      recommending  to the Management  Committee the NEPOOL

                           Objective Capability for each Power Year;


                  (c)      periodically   reviewing  the   procedures   used  to

                           calculate   NEPOOL   Installed   Capability,   NEPOOL

                           Objective Capability and NEPOOL Capability

                           Responsibility;


                  (d)      causing to be prepared  periodic  short and long term

                           load   forecasts  for  use  in  NEPOOL   studies  and

                           operations  and to meet  requirements  of  regulatory

                           agencies;


                  (e)      overseeing  communications and liaison between NEPOOL

                           and   governmental   authorities   on  power  supply,

                           environmental and load forecasting issues;

                  (f)      coordinating the collection and exchange of necessary

                           system  data  and  future  plans  for  use in  NEPOOL

                           planning  and  to  meet  requirements  of  regulatory

                           agencies;


                  (g)      following  appropriate  studies,  recommending to the

                           Management  Committee  reliability  standards for the

                           bulk power system of NEPOOL; and


                  (h)      coordinating   the  review  of  proposed  supply  and

                           demand-side  resource plans of Participants  pursuant

                           to Section 18.4 and the submission of recommendations

                           to the Management  Committee  regarding such proposed

                           plans.


8.12     Functional  Planning   Committees.   The  Market  Reliability  Planning
         ---------------------------------
         Committee's  Functional  Planning  Committees  shall remain  subject to policy-level  direction and control by the Market Reliability  Planning

         Committee.  Functional  Planning  Committees  may  participate in joint studies  with  each  other and with  other  NEPOOL  committees  or task forces, but shall submit reports and recommendations directly to the

         Management  Committee  only  pursuant  to the  request  of  the  Market

         Reliability Planning Committee.


         The members of each Functional Planning Committee shall be appointed in the same  manner as the  members  of the  Market  Reliability  Planning

         Committee,  and, if  requested by the ISO,  shall  include a non-voting member  appointed by the ISO. The Chair,  Vice-Chair  and  Secretary of

         each  Functional  Planning  Committee  shall be appointed in accordance with procedures specified by the Market Reliability Planning Committee.


         Except  as  expressly  directed  by  the  Market  Reliability  Planning

         Committee,  its Functional Planning Committees shall be study, research and  deliberative  bodies and shall not resolve by vote  differences of opinion as to  proposed  plans or other  matters on which they may make

         reports  or  recommendations.   Functional  Planning  Committees  shall

         regularly  report the  results of their work to the Market  Reliability

         Planning  Committee,  and whenever a Functional  Planning  Committee is unable to reach a consensus  resolution of a policy  issue,  that issue shall  be  reported  to  the  Market  Reliability  Planning  Committee.

         Functional  Planning  Committee  reports  shall  contain such  personal opinions and conclusions as any member may request. Where a vote of a

         Functional  Planning  Committee is required for election of officers or other  organizational  matters, the action shall be effective only upon an  affirmative  vote  of 60%  of the  voting  members  present  at the meeting.


8.13     Appointment of Task Forces. The Market  Reliability  Planning Committee
         --------------------------
         and its Functional Planning Committees shall have the authority, within the Market Reliability Planning Committee's budget or with the approval of the  Management  Committee  if beyond its  budget,  to appoint  task forces for particular  studies and to name thereto available  employees of Participants.


8.14     Consultants,   Computer  Time  and  Expenses.  The  Market  Reliability
         --------------------------------------------
         Planning  Committee and its Functional  Planning  Committees shall have the  authority,  within the  Market  Reliability  Planning  Committee's budget or with the approval of the  Management  Committee if beyond its budget,  to retain the services of the ISO, to hire other  consultants,

         to procure  computer time and to incur such expenses as may be required to enable the Market  Reliability  Planning  Committee,  its Functional

         Planning  Committees  and their task forces  properly to perform  their duties.

8.15     Further Powers and Duties.  The Market  Reliability  Planning Committee
         -------------------------
         shall have such further  powers and duties as may be  prescribed by the

         Management Committee or as set forth in this Agreement.


8.16     Reports  to  Management  Committee.  The  Market  Reliability  Planning
         ----------------------------------
         Committee  shall report to the Management  Committee  periodically  the results of its work and such reports  shall  contain  such  alternative programs as the Market  Reliability  Planning  Committee  may  consider appropriate.  Market Reliability  Planning Committee reports shall also contain  such  minority  opinions and  conclusions  as any member shall request.


8.17     Joint  Meetings  With Regional  Transmission  Planning  Committee.  The
         -----------------------------------------------------------------
         Market  Reliability  Planning Committee is authorized and encouraged to

         hold  its   meetings,   and  to  conduct   studies  and   exercise  its

         responsibilities,  jointly  with  the  Regional  Transmission  Planning

         Committee to the extent appropriate.

                                    SECTION 9

                    REGIONAL TRANSMISSION PLANNING COMMITTEE
                    ----------------------------------------


9.1      Organization. There shall be a Regional Transmission Planning Committee
         ------------
         which shall have the responsibilities specified in Section 9.11. It may provide  from time to time for the  creation of one or more  Functional

         Planning  Committees  to  act  in  particular  functional  transmission planning  areas  and to  exercise  such  of the  Regional  Transmission

         Planning Committee's responsibilities as it may delegate to them.


9.2      Membership.  The  Regional  Transmission  Planning  Committee  shall be
         ----------
         constituted as follows:  following its  activation,  the ISO shall have the  right to  appoint  a  non-voting  member  of the  Committee;  each

         Participant  whose Voting  Share equals or exceeds 3% of the  aggregate

         Voting  Shares of all  Participants  shall  have the right to appoint a voting member of the Committee; the remaining Participants whose Voting

         Shares  are  less  than  3% of  the  aggregate  Voting  Shares  of  all

         Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:

                  (a)      One group consisting of the remaining Participants

                           which are municipally-owned and cooperatively-owned

                           utilities;


                  (b)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in the business of owning or

                           operating  generation   facilities  and  selling  the

                           output of such generation;


                  (c)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in a business other than the

                           business  of owning or  operating  generation  or PTF

                           facilities and selling the output of such generation;


                  (d)      One group  consisting of the remaining  Participants,

                           if any,  which (i) own PTF,  (ii) are not  engaged in

                           electric   generation  or  distribution  and  do  not

                           participate in the wholesale  bulk power market,  and

                           (iii)   are  not   Related   Persons   of  any  other

                           Participant; and

                  (e)      One group  consisting of the  remaining  Participants

                           which  are   investor-owned   utilities   subject  to

                           traditional utility rate regulation or other Entities

                           which do not  qualify  to be  included  in any of the

                           other four groups.


         Notwithstanding the foregoing, any such Participant may elect to join a different  group than the one to which it would be  assigned  under the foregoing  provisions if this is acceptable to the members of the group it elects to join. In the event any  Participant is a Related Person of another  Participant which has the individual right to appoint a member of the  Committee  on the basis of its  individual  Voting  Share,  the

         Participant  shall  be  represented  in the  Committee  by  the  member appointed by the Participant  which is its Related Person and shall not be assigned to any of the five groups.


9.3      Term of  Members.  The  member of the  Regional  Transmission  Planning
         ----------------
         Committee  appointed by the ISO shall serve until  replaced by the ISO.

         Other members of the Regional  Transmission  Planning  Committee  shall serve until replaced by the Participant or Participants which appointed them or until such Participant or Participants  shall lose their status as  Participants  or otherwise  lose their right to appoint the member.

         Appointment  or replacement of a member shall be effected by the ISO or a Participant
         or group of Participants  by giving written notice of such  appointment or replacement to the Secretary of the Regional  Transmission  Planning

         Committee.


9.4      Voting.  Each  voting  member  of the  Regional  Transmission  Planning
         ------
         Committee shall have one vote which may be cast in person by the member or the member's  alternate or by another  person  pursuant to a written proxy  dated  not more  than  one  year  previous  to the  meeting  and delivered  to the  Secretary  of  the  Regional  Transmission  Planning

         Committee  at or prior to the  meeting at which the proxy vote is cast.

         If a Participant  which has the individual right to appoint a member of the Regional  Transmission  Planning Committee both participates in the wholesale  bulk power market and owns PTF, the member  appointed by the

         Participant  shall be entitled to divide the member's vote on the basis specified  in a notice given to the  Secretary  of the  Committee at or prior to the  meeting at which the vote is to be cast,  to reflect  the

         Participant's  market  and  transmission  interests.  In such  case the portion of the member's vote reflecting its  transmission  interest may be cast by the member's alternate.


         The voting member  appointed by a group may divide the member's vote on the basis specified in a notice given to the Secretary of the Committee at or prior to the meeting
         at which the vote is to be cast, to reflect the different positions o the members of the group.


         The adoption of actions by the Regional Transmission Planning Committee shall require  affirmative votes by voting members aggregating at least

         60% of the number of votes which the members in attendance at a meeting at which a quorum is present are  entitled  to cast.  A majority of the voting members at any time shall constitute a quorum.


9.5      Alternates.  The ISO, or a  Participant  or group of  Participants  may
         ----------
         designate,  by a written  notice given to the Secretary of the Regional

         Transmission  Planning  Committee,  an alternate  for any member of the

         Regional  Transmission  Planning Committee appointed by the ISO or such

         Participant or group of Participants. In the absence of the member, the alternate shall have all the powers of the member,  including the power to vote.


9.6      Officers.  At its annual meeting,  the Regional  Transmission  Planning
         --------
         Committee shall elect from its voting members a Chair and a Vice-Chair;

         it shall also elect a Secretary
         who need not be a member of the Committee.  These officers shall have the powers and duties usually incident to such offices.


9.7      Meetings.  The Regional  Transmission Planning Committee shall hold its
         --------
         annual  meeting  in  December  or January at such time and place as the

         Chair shall  designate and shall hold other meetings in accordance with a schedule  adopted by the  Committee or at the call of the Chair.  Any two members  may call a special  meeting of the  Regional  Transmission

         Planning  Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such  members  of a  request  specifying  the  subject  matters  to  be considered  at the  meeting.  Any  regular  or  special  meeting of the

         Regional  Transmission  Planning Committee may be conducted by means of conference  telephone  or other  communications  equipment  by means of which all persons participating in the meeting can hear each other.


9.8      Notice of  Meetings.  Written  notice of each  meeting of the  Regional
         -------------------
         Transmission  Planning Committee shall be given to each member not less than five business days prior to the date of the meeting. The principal subject  matter  expected  to be  acted  upon  at a  meeting  shall  be specified in the notice of the meeting whenever the meeting is not held in accordance with the schedule adopted by the Committee.

9.9      Notice to  Members  of  Management  Committee.  Prior to the end of the
         ---------------------------------------------
         fifth  business day  following a meeting of the  Regional  Transmission

         Planning Committee, the Secretary of the Regional Transmission Planning

         Committee  shall give written  notice to the ISO and each member of the

         Management  Committee of any action taken by the Regional  Transmission

         Planning Committee at such meeting.


9.10     Appeal of Actions to Management  Committee.  The ISO or any Participant
         ------------------------------------------
         may appeal to the Management Committee any action taken by the Regional

         Transmission Planning Committee. Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Regional

         Transmission  Planning  Committee to which the appeal relates by giving to the  Secretary  of the  Management  Committee  a signed and  written notice of  appeal  and by  mailing a copy of the  notice to the ISO and each member of the Management  Committee.  Pending action on the appeal by the  Management  Committee,  the  delivery  of a notice of appeal as aforesaid shall suspend the action appealed from.

9.11     Responsibilities. The Regional Transmission Planning Committee shall be
         ----------------
         responsible, either directly or through Functional Planning Committees,

         and in  conjunction  with the ISO and the Market  Reliability  Planning

         Committee, as appropriate, for the following:


                  (a)      providing  overall direction to, and coordination of,

                           joint  studies  of  transmission  facilities  and the

                           development of a regional  transmission plan in order

                           to achieve the objectives of NEPOOL;


                  (b)      overseeing  communications and liaison between NEPOOL

                           and governmental authorities on transmission issues;


                  (c)      coordinating the collection and exchange of necessary

                           system  data  and  future  plans  for  use in  NEPOOL

                           planning  and  to  meet  requirements  of  regulatory

                           agencies;


                  (d)      following  appropriate  studies,  recommending to the

                           Management Committee proposed  reliability  standards

                           for the bulk power system of NEPOOL;

                  (e)      coordinating  the  review  of  proposed  transmission

                           plans of  Participants  pursuant to Section  18.4 and

                           the submission of  recommendations  to the Management

                           Committee regarding such proposed plans; and


                  (f)      to the  extent  appropriate,  establishing  criteria,

                           guidelines and methodologies to assure consistency in

                           monitoring  and assessing  conformance of Participant

                           and   regional   transmission   plans   to   accepted

                           reliability criteria.


9.12     Functional Planning Committees.  The Regional Transmission Planning
         ------------------------------
         Committee's Functional Planning Committees shall remain subject to policy-level direction and control by the Regional Transmission

         Planning Committee.  Functional Planning Committees may participate in joint studies with each other and with other NEPOOL committees or task forces, but shall submit reports and recommendations directly to the

         Management Committee only pursuant to the request of the Regional

         Transmission Planning Committee.


         The members of each Functional Planning Committee shall be appointed in the same manner as the members of the  Regional  Transmission  Planning

         Committee, and, if
         requested by the ISO,  shall include a non-voting  member  appointed by the  ISO.  The  Chair,  Vice-Chair  and  Secretary  of each  Functional

         Planning  Committee  shall be appointed in accordance  with  procedures specified by the Regional Transmission Planning Committee.


         Except as  expressly  directed by the  Regional  Transmission  Planning

         Committee,  its Functional Planning Committees shall be study, research and  deliberative  bodies and shall not resolve by vote  differences of opinion as to  proposed  plans or other  matters on which they may make

         reports  or  recommendations.   Functional  Planning  Committees  shall

         regularly report the results of their work to the Regional Transmission

         Planning  Committee,  and whenever a Functional  Planning  Committee is unable to reach a consensus  resolution of a policy  issue,  that issue shall be  reported to the  Regional  Transmission  Planning  Committee.

         Functional  Planning  Committee  reports  shall  contain such  personal opinions and  conclusions as any member may request.  Where a vote of a

         Functional  Planning  Committee is required for election of officers or other  organizational  matters, the action shall be effective only upon an affirmative vote of 60% of the voting members present at a meeting.

9.13     Appointment  of  Task  Forces.  The  Regional   Transmission   Planning
         -----------------------------
         Committee  and  its  Functional  Planning  Committees  shall  have  the authority, within the Regional Transmission Planning Committee's budget or with the approval of the Management  Committee if beyond its budget,

         to appoint  task  forces for  particular  studies  and to name  thereto available employees of Participants.


9.14     Consultants,  Computer  Time and  Expenses.  The Regional  Transmission
         ------------------------------------------
         Planning  Committee and its Functional  Planning  Committees shall have the authority,  within the Regional  Transmission  Planning Committee's budget or with the approval of the  Management  Committee if beyond its budget,  to retain the services of the ISO, to hire other  consultants,

         to procure  computer time and to incur such expenses as may be required to enable the Regional Transmission Planning Committee,  its Functional

         Planning  Committees  and their task forces  properly to perform  their duties.


9.15     Further Powers and Duties. The Regional Transmission Planning Committee
         -------------------------
         shall have such further  powers and duties as may be  prescribed by the

         Management Committee or as set forth in this Agreement.

9.16     Reports to Management  Committee.  The Regional  Transmission  Planning
         --------------------------------
         Committee  shall report to the Management  Committee  periodically  the results of its work and such reports  shall  contain  such  alternative programs as the Regional  Transmission  Planning Committee may consider appropriate.  Regional  Transmission  Planning  Committee reports shall also contain such minority opinions and conclusions as any member shall request.


9.17     Joint Meetings With Market Reliability Planning Committee. The Regional
         ---------------------------------------------------------
         Transmission  Planning  Committee is authorized  and encouraged to hold its meetings, and to conduct studies and exercise its responsibilities,

         jointly with the Market  Reliability  Planning  Committee to the extent appropriate.


                                   SECTION 10

                      REGIONAL MARKET OPERATIONS COMMITTEE
                      ------------------------------------


10.1     Organization.  There shall be a Regional  Market  Operations  Committee
         ------------
         which  shall  be  responsible  for  establishing  or  approving  market operation  rules and for  monitoring the operation of NEPOOL supply and demand-side resources and the wholesale bulk power market.

10.2     Membership.   The  Regional  Market   Operations   Committee  shall  be
         ----------
         constituted as follows:  following its  activation,  the ISO shall have the  right to  appoint  a  non-voting  member  of the  Committee;  each

         Participant  whose Voting  Share equals or exceeds 3% of the  aggregate

         Voting Shares of all  Participants  shall have the right to appoint one voting member and each Participant whose Voting Share equals or exceeds

         15% of the aggregate Voting Shares of all  Participants  shall have the right, so long as such condition  continues,  to appoint one additional voting  member,  provided that the aggregate  number of members which a

         Participant  and its  Related  Persons  shall have the right to appoint shall be limited to two members;  the remaining  Participants  shall be divided into the following  five groups,  with each having the right to appoint one voting member of the Regional Market Operations Committee:


                  (a)      One group consisting of the remaining Participants

                           which are municipally-owned and cooperatively-owned

                           traditional utilities;


                  (b)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation and which are engaged in the

                           NEPOOL  Control Area  principally  in the business of

                           owning or operating generation facilities and selling

                           the output of such generation;


                  (c)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in a business other than the

                           business  of owning or  operating  generation  or PTF

                           facilities and selling the output of such generation;


                  (d)      One group  consisting of the remaining  Participants,

                           if any,  which (i) own PTF,  (ii) are not  engaged in

                           electric   generation  or  distribution  and  do  not

                           participate in the wholesale  bulk power market,  and

                           (iii)   are  not   Related   Persons   of  any  other

                           Participant; and


                  (e)      One group  consisting of the  remaining  Participants

                           which  are   investor-owned   utilities   subject  to

                           traditional utility rate regulation or other Entities

                           which do not  qualify  to be  included  in any of the

                           other four groups.

         Notwithstanding the foregoing, any such Participant may elect to join a different  group than the one to which it would be  assigned  under the foregoing  provisions if this is acceptable to the members of the group it elects  to join.  In the  event  any such  Participant  is a Related

         Person of another Participant which has the individual right to appoint one  or  two  members  of  the  Committee,  the  Participant  shall  be represented in the Committee by the member or members  appointed by the

         Participant  which is its  Related  Person and shall not be assigned to any of the five groups.


10.3     Terms  of  Members.  The  member  of  the  Regional  Market  Operations
         ------------------
         Committee  appointed by the ISO shall serve until  replaced by the ISO.

         Other members of the Regional Market  Operations  Committee shall serve until replaced by the Participant or Participants  which appointed them or until such  Participant or  Participants  shall lose their status as

         Participants  or  otherwise  lose the  right  to  appoint  the  member.

         Appointment  or replacement of a member shall be effected by the ISO or a Participant  or group of  Participants  giving written notice of such appointment  or  replacement  to the  Secretary of the Regional  Market

         Operations Committee.


10.4     Voting. Each voting member of the Regional Market Operations  Committee
         ------
         shall  have one vote,  which may be cast in person by the member or the member's alternate or by
         another person pursuant to a written proxy dated not more than one year previous to the meeting and  delivered to the Secretary of the Regional

         Market  Operations  Committee  at or prior to the  meeting at which the proxy vote is cast. If a Participant  which has the individual right to appoint a member or members of the Regional Market Operations Committee both  participates in the wholesale bulk power market and owns PTF, the member or members  appointed by the Participant  shall each be entitled to divide its vote on the basis  specified  in a notice  given by it to the  Secretary of the Committee at or prior to the meeting at which the

         vote  is  to  be  cast,  to  reflect  the   Participant's   market  and

         transmission  interests.  In such case the  portion of a member's  vote reflecting  its  transmission  interest  may be  cast  by the  member's alternate.


         The voting member  appointed by a group may divide the member's vote on the basis  specified  in a notice  given by it to the  Secretary of the

         Committee  at or prior to the  meeting at which the vote is to be cast,

         to reflect the different positions of the members of the group.


         The adoption of actions by the  Regional  Market  Operations  Committee shall require  affirmative votes by voting members aggregating at least

         60% of the number of votes
         which the  members  in  attendance  at a  meeting  at which a quorum is present are entitled to cast.  A majority of the voting  members at any time shall constitute a quorum.


10.5     Alternates.  The ISO or a  Participant  or  group of  Participants  may
         ----------
         designate,  by a  written  notice  delivered  to the  Secretary  of the

         Regional Market  Operations  Committee,  an alternate for any member of the Regional Market Operations  Committee  appointed by the ISO or such

         Participant or group of Participants. In the absence of the member, the alternate  shall have all of the powers of the  member,  including  the power to vote.


10.6     Officers.  At  its  annual  meeting,  the  Regional  Market  Operations
         --------
         Committee shall elect from its voting members a Chair and a Vice-Chair;

         it  shall  also  elect a  Secretary  who need  not be a  member.  These officers  shall have the powers and  duties  usually  incident  to such offices.


10.7     Meetings.  The  Regional  Market  Operations  Committee  shall hold its
         --------
         annual  meeting  in  December  or January at such time and place as the

         Chair shall  designate and shall hold other meetings in accordance with a schedule  adopted by the Regional Market  Operations  Committee or at the call of the Chair.  Any two members  may call a special  meeting of the Regional  Market  Operations  Committee in the event that the Chair shall
         fail to call such a meeting  within three  business days  following the

         Chair's  receipt from such members of a request  specifying the subject matters to be acted upon at the meeting. In the event of emergency, any member may call a special  meeting of the  Regional  Market  Operations

         Committee to be held forthwith. Any annual, special or other meeting of the Regional Market  Operations  Committee may be conducted by means of conference  telephone  or other  communications  equipment  by means of which all persons participating in the meeting can hear each other.


10.8     Notice of  Meetings.  Written  notice of each  meeting of the  Regional
         -------------------
         Market Operations Committee shall be given to each member not less than three business days prior to the date of the meeting.  The notice shall normally  specify the principal  subject  matters  expected to be acted upon; provided, however, that no written notice shall be required for a meeting called in the event of an emergency,  although the Secretary or the member  calling  the meeting  shall use his or her best  efforts to notify every member of the meeting.


10.9     Notice to  Members  of  Management  Committee.  Prior to the end of the
         ---------------------------------------------
         fifth  business  day  following  a  meeting  of  the  Regional   Market

         Operations  Committee,  the Secretary of the Regional Market Operations

         Committee shall give written notice to the ISO and each member of the Management Committee of any action taken by the

         Regional Market Operations Committee at such meeting.


10.10    Appeal of Actions to Management  Committee.  The ISO or any Participant
         ------------------------------------------
         may appeal to the Management Committee any action taken by the Regional

         Market Operations Committee. Such an appeal shall be taken prior to the end of the tenth  business  day  following  the meeting of the Regional

         Market  Operations  Committee to which the appeal  relates by giving to the Secretary of the  Management  Committee a signed and written notice of  appeal  and by  mailing  a copy of the  notice  to the ISO and each member of the Management Committee. Pending action on the appeal by the

         Management  Committee,  the  filing of a notice of appeal as  aforesaid shall suspend the action appealed from.


10.11    Appointment of Task Forces.  The Regional Market  Operations  Committee
         --------------------------
         shall have the authority, within its budget or with the approval of the

         Management  Committee if beyond its budget,  to appoint task forces for

         particular  studies  and  may  name  thereto  available   employees  of

         Participants.

10.12    Consultants, Computer Time and Expenses. The Regional Market Operations
         ---------------------------------------
         Committee  shall  have the  authority,  within  its  budget or with the approval of the  Management  Committee if beyond its budget,  to retain the services of the ISO, to hire consultants, to procure computer time,

         and to incur such  expenses as may be  required to enable the  Regional

         Market  Operations  Committee  and its task forces  properly to perform their duties.

10.13    Responsibilities.   The  Regional  Market  Operations   Committee,   in
         ----------------
         conjunction  with  the  ISO and the  Regional  Transmission  Operations

         Committee, as appropriate, shall be responsible for the following:


                  (a)      until   the  ISO  is   activated,   supervising   the

                           scheduling   and   coordination   of  the  day-to-day

                           operations   of   the   Participants'    supply   and

                           demand-side resources and transmission facilities and

                           their arrangements with Non-Participants;


                  (b)      making  or  causing  to be made,  from  time to time,

                           necessary   studies  and  establishing  or  approving

                           procedures based thereon to assure the reliable operation and facilitate the efficient operation of the NEPOOL Control Area bulk power supply;


                  (c)      performing the following:  (i) coordinating studies

                           of, and providing information to Participants on,

                           maintenance schedules for the supply and demand-side

                           resources and transmission facilities of the

                           Participants, (ii) until the ISO is activated,

                           establishing or approving maintenance schedules for

                           the supply and demand-side resources and transmission

                           facilities of the Participants and, to the extent

                           necessary, standards for durations for maintenance of

                           the supply and demand-side resources of the

                           Participants, and (iii) adopting and implementing

                           uniform rules or procedures, until the Second

                           Effective Date, for determining when a generating

                           unit's outages for maintenance shall be approved for

                           Scheduled Outage Service and for determining whether

                           the applicable Capability for a unit to be used in

                           determining the amount of a Participant's Scheduled

                           Outage Service shall be the unit's Reserve Capability

                           or its Temporary Reserve Capability;

                  (d)      until   the  ISO  is   activated,   supervising   the

                           maintenance  and  operation  of  the  NEPOOL  control

                           center;


                  (e)      to the  extent  appropriate  to assure  the  reliable

                           operation   of  the  bulk  power   supply  of  NEPOOL

                           establishing  or  approving   reasonable   standards,

                           criteria and rules relating to protective  equipment,

                           switching,  voltage control, load shedding, emergency

                           and  restoration  procedures,  and the  operation and

                           maintenance of supply and  demand-side  resources and

                           transmission facilities of the Participants;


                  (f)      determining   the  seasonal   capabilities   of  each

                           electric  generating  unit or combination of units in

                           which a Participant  has an  Entitlement in a uniform

                           manner  applying   generally   accepted   engineering

                           principles;


                  (g)      determining  as  appropriate  from  time to time  the

                           current Annual Peak,  Adjusted  Annual Peak,  Monthly

                           Peak,  Adjusted  Monthly Peak,  Installed  Capability

                           Responsibility, Operable Capability Requirements, and

                           obligations for Energy,  Operating Reserve and AGC of

                           each Participant;

                  (h)      until the  Second  Effective  Date,  determining  the

                           Incremental  Costs  and  Decremental  Costs  for each

                           generating   unit  in  which  a  Participant  has  an

                           Entitlement under the varying circumstances affecting

                           such costs;


                  (i)      establishing  or  approving  market  operation  rules

                           governing  the  submission  of  Bid  Prices  and  the

                           determination  of prices  for  Installed  Capability,

                           Operable   Capability,   Energy,   each  category  of

                           Operating   Reserve  and  AGC,  and  establishing  or

                           approving    appropriate   billing   procedures   for

                           transactions pursuant to this Agreement; and


                  (j)      calculating   and   equitably   apportioning   losses

                           incurred in connection with Interchange Transactions.


10.14    Further Powers and Duties.  The Regional  Market  Operations  Committee
         -------------------------
         shall have such further  powers and duties as may be  prescribed by the

         Management Committee or as set forth in this Agreement.


10.15    Development of Rules Relating to Non-Participant Supply and Demand-side
         -----------------------------------------------------------------------
         Resources.  It is recognized that arrangements between Participants an
         ---------
         Non-Participants with
         respect to the  Non-Participants'  supply and demand-side resources may create  special  problems  in the  application  of  Sections 12 and 14.

         Accordingly,  the Regional  Market  Operations  Committee shall analyze such special problems and develop appropriate rules for reflecting such

         resources  in  the  Installed  or  Operable  System   Capability  of  a

         Participant which enters into such an arrangement and for the treatment of such  arrangements for Energy,  Operating  Reserve and AGC purposes.

         Upon approval by the Regional Market Operations  Committee,  such rules shall  supersede the  provisions of Sections 12 and 14 (and the related definitions in Section 1) to the extent of any conflict therewith.


10.16    Joint Meetings with Regional  Transmission  Operations  Committee.  The
         -----------------------------------------------------------------
         Regional  Market  Operations  Committee is authorized and encouraged to

         hold  its   meetings,   and  to  conduct   studies  and   exercise  its

         responsibilities,  jointly  with the Regional  Transmission  Operations

         Committee to the extent appropriate.

                                 SECTION 11

                   REGIONAL TRANSMISSION OPERATIONS COMMITTEE
                   ------------------------------------------


11.1     Organization.   There  shall  be  a  Regional  Transmission  Operations
         ------------
         Committee  which shall be  responsible  for monitoring the operation of

         NEPOOL transmission and the administration of the Tariff.


11.2     Membership.  The Regional  Transmission  Operations  Committee shall be
         ----------
         constituted as follows:  following its  activation,  the ISO shall have the  right to  appoint  a  non-voting  member  of the  Committee;  each

         Participant  whose Voting  Share equals or exceeds 3% of the  aggregate

         Voting Shares of all  Participants  shall have the right to appoint one voting member of the Committee; the remaining Participants whose Voting

         Shares  are  less  than  3% of  the  aggregate  Voting  Shares  of  all

         Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:


                  (a)      One group consisting of the remaining Participants

                           which are municipally-owned and cooperatively-owned

                           traditional utilities;

                  (b)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in the business of owning or

                           operating  generation   facilities  and  selling  the

                           output of such generation;


                  (c)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in a business other than the

                           business  of owning or  operating  PTF or  generation

                           facilities and selling the output of such generation;


                  (d)      One group  consisting of the remaining  Participants,

                           if any,  which (i) own PTF,  (ii) are not  engaged in

                           electric   generation  or  distribution  and  do  not

                           participate in the wholesale  bulk power market,  and

                           (iii)   are  not   Related   Persons   of  any  other

                           Participant; and


                  (e)      One group  consisting of the  remaining  Participants

                           which  are   investor-owned   utilities   subject  to

                           traditional utility rate regulation or other

                           Entities  which do not  qualify to be included in any

                           of the other four groups.


         Notwithstanding the foregoing, any such Participant may elect to join a different  group than the one to which it would be  assigned  under the foregoing  provisions if this is acceptable to the members of the group it elects  to join.  In the  event  any such  Participant  is a Related

         Person of another Participant which has the individual right to appoint a member of the Committee,  the Participant shall be represented in the

         Committee  by the  member  appointed  by the  Participant  which is its

         Related Person and shall not be assigned to any of the five groups.


11.3     Terms of Members.  The member of the Regional  Transmission  Operations
         ----------------
         Committee  appointed by the ISO shall serve until  replaced by the ISO.

         Other members of the Regional  Transmission  Operations Committee shall serve until replaced by the Participant or Participants which appointed them or until such Participant or Participants cease to be Participants or  otherwise  lose the right to appoint  the  member.  Appointment  or replacement  of a member shall be effected by the ISO or a  Participant or group of Participants  by giving written notice of such  appointment or replacement to the Secretary of the Regional Transmission Operations

         Committee.

11.4     Voting.  Each voting  member of the  Regional  Transmission  Operations
         ------
         Committee  shall  have one  vote,  which  may be cast in  person by the member or the  member's  alternate or by another  person  pursuant to a written  proxy dated not more than one year previous to the meeting and delivered  to the  Secretary of the  Regional  Transmission  Operations

         Committee  at or prior to the  meeting at which the proxy vote is cast.

         If a Participant  which has the individual right to appoint a member of the Regional Transmission Operations Committee both participates in the wholesale  bulk power market and owns PTF, the member  appointed by the

         Participant  shall be entitled to divide the member's vote on the basis specified in a notice given by it to the  Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect its market  and  transmission  interests.  In such case the  portion of the member's vote reflecting its  transmission  interest may be cast by the member's alternate.


         The voting member  appointed by a group may divide the member's vote on the basis  specified  in a notice  given by it to the  Secretary of the

         Committee  at or prior to the  meeting at which the vote is to be cast,

         to reflect the different positions of the members of the group.

         The  adoption  of  actions  by  the  Regional  Transmission  Operations

         Committee shall require affirmative votes of voting members aggregating at least 60% of the number of votes which the members in  attendance at a meeting at which a quorum is present are entitled to cast. A majority of the voting members at any time shall constitute a quorum.


11.5     Alternates.  The ISO or a  Participant  or  group of  Participants  may
         ----------
         designate,  by a  written  notice  delivered  to the  Secretary  of the

         Regional Transmission Operations Committee, an alternate for any member of the Regional Transmission  Operations Committee appointed by the ISO or such  Participant  or group of  Participants.  In the absence of the member,  the  alternate  shall  have all of the  powers of the  member,

         including the power to vote.


11.6     Officers. At its annual meeting, the Regional  Transmission  Operations
         --------
         Committee shall elect from its voting members a Chair and a Vice-Chair;

         it  shall  also  elect a  Secretary  who need  not be a  member.  These officers  shall have the powers and  duties  usually  incident  to such offices.

11.7     Meetings. The Regional Transmission Operations Committee shall hold its
         --------
         annual  meeting  in  December  or January at such time and place as the

         Chair shall  designate and shall hold other meetings in accordance with a schedule adopted by the Regional Transmission Operations Committee or at the call of the Chair. Any two members may call a special meeting of the Regional  Transmission  Operations  Committee in the event that the

         Chair  shall fail to call such a meeting  within  three  business  days following the Chair's receipt from such members of a request specifying the subject  matters to be acted upon at the  meeting.  In the event of emergency,  any  member  may call a  special  meeting  of the  Regional

         Transmission  Operations  Committee to be held  forthwith.  Any annual,

         special  or  other  meeting  of the  Regional  Transmission  Operations

         Committee  may be conducted by means of  conference  telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.


11.8     Notice of  Meetings.  Written  notice of each  meeting of the  Regional
         -------------------
         Transmission  Operations  Committee  shall be given to each  member not less than three  business  days prior to the date of the  meeting.  The notice shall normally specify the principal subject matters expected to be acted  upon;  provided,  however,  that no written  notice  shall be required for a meeting  called in the event of an  emergency,  although the Secretary or
         the member  calling  the meeting  shall use his or her best  efforts to notify every member of the meeting.


11.9     Notice to  Members  of  Management  Committee.  Prior to the end of the
         ---------------------------------------------
         fifth  business day  following a meeting of the  Regional  Transmission

         Operations  Committee,  the  Secretary  of  the  Regional  Transmission

         Operations  Committee  shall  give  written  notice to the ISO and each member of the Management  Committee of any action taken by the Regional

         Transmission Operations Committee at such meeting.


11.10    Appeal of Actions to Management  Committee.  The ISO or any Participant
         ------------------------------------------
         may appeal to the Management Committee any action taken by the Regional

         Transmission Operations Committee.  Such an appeal shall be taken prior to the end of the tenth  business  day  following  the  meeting  of the

         Regional Transmission  Operations Committee to which the appeal relates by giving to the  Secretary  of the  Management  Committee a signed and written notice of appeal and by mailing a copy of the notice to the ISO and each  member of the  Management  Committee.  Pending  action on the appeal by the Management Committee, the filing of a notice of appeal as aforesaid shall suspend the action appealed from.

11.11    Appointment  of  Task  Forces.  The  Regional  Transmission  Operations
         -----------------------------
         Committee  shall  have the  authority,  within  its  budget or with the approval of the Management  Committee if beyond its budget,  to appoint task  forces for  particular  studies  and may name  thereto  available employees of Participants.


11.12    Consultants,  Computer  Time and  Expenses.  The Regional  Transmission
         ------------------------------------------
         Operations  Committee  shall have the  authority,  within its budget or with the approval of the Management  Committee if beyond its budget, to retain  the  services  of the  ISO,  to hire  consultants,  to  procure computer  time, and to incur such expenses as may be required to enable the  Regional  Transmission  Operations  Committee  and its task forces properly to perform their duties.


11.13    Responsibilities.  The Regional Transmission  Operations Committee,  in
         ----------------
         conjunction with the ISO and the Regional Market Operations  Committee,

         as appropriate, shall be responsible for the following:


                  (a)      until the ISO is activated, overseeing the scheduling

                           and coordination of the day-to-day  operations of the

                           Participants'  supply and  demand-side  resources and

                           transmission facilities;

                  (b)      making  or  causing  to be made,  from  time to time,

                           necessary   studies  and  establishing  or  approving

                           procedures  based  thereon  to  assure  the  reliable

                           operation and facilitate  the efficient  operation of

                           the NEPOOL Control Area bulk power supply;


                  (c)      coordinating studies of, and providing information to

                           Participants on, maintenance schedules for the supply

                           and demand-side resources and transmission facilities

                           of the Participants; and, until the ISO is activated,

                           establishing  or approving  procedures for scheduling

                           the   maintenance  of  the  supply  and   demand-side

                           resources   and   transmission   facilities   of  the

                           Participants;


                  (d)      to the  extent  appropriate  to assure  the  reliable

                           operation  of the bulk  power  supply  of the  NEPOOL

                           Control Area,  establishing  or approving  reasonable

                           standards,  criteria and rules relating to protective

                           equipment, switching, voltage control, load shedding,

                           emergency  and   restoration   procedures,   and  the

                           operation and  maintenance of supply and  demand-side

                           resources   and   transmission   facilities   of  the

                           Participants;

                  (e)      establishing   or   approving   appropriate   billing

                           procedures for transmission  service pursuant to this

                           Agreement and the Tariff; and


                  (f)      until the ISO is activated,  establishing  procedures

                           for, and thereafter monitoring, the administration of

                           the  Tariff  and  the   reservation  of  transmission

                           capacity pursuant to the Tariff.


11.14    Further  Powers  and  Duties.  The  Regional  Transmission   Operations
         ----------------------------
         Committee  shall  have  such  further  powers  and  duties  as  may  be prescribed  by  the  Management  Committee  or as  set  forth  in  this

         Agreement.


11.15    Joint Meetings with Regional Market Operations Committee.  The Regional
         --------------------------------------------------------
         Transmission  Operations Committee is authorized and encouraged to hold its meetings, and to conduct studies and exercise its responsibilities,

         jointly with the  Regional  Market  Operations  Committee to the extent appropriate.

                                  PART THREE

                                MARKET PROVISIONS


                                   SECTION 12

                  INSTALLED CAPABILITY AND OPERABLE CAPABILITY
                  --------------------------------------------

                            OBLIGATIONS AND PAYMENTS
                            ------------------------


12.1     Obligations to Provide Installed Capability and Operable Capability.
         -------------------------------------------------------------------

         (a)      Each Participant shall have Installed System Capability during each hour of each month at least  sufficient  to  satisfy  its

                  Installed Capability Responsibility for the month.


         (b)      Each Participant shall have Operable System Capability in each hour at least  sufficient  to satisfy its Operable  Capability

                  Requirement for such hour.

12.2     Computation of Installed Capability Responsibilities.
         ----------------------------------------------------

         (a)    (1)        At the  conclusion  of each month,  the  Regional

                           Market  Operations  Committee  shall  determine  each

                           Participant's    tentative    Installed    Capability

                           Responsibility   in  Kilowatts   for  such  month  in

                           accordance with the following formula:


                                    X   =   (P(A-N)+Np)(1+T) + OTA


                           As used in this Section 12.2(a)(1),  the symbols used

                           in the formula  and the  additional  symbols  defined

                           below have the following meanings:


                           X        is  the  Participant's  tentative  Installed

                                    Capability Responsibility for the month.


                           P        is the value of the  Participant's  fraction

                                    for the month as  determined  in  accordance

                                    with the following formula:


                                    P = Fp/F, wherein:

                                    Fp      is the Participant's Adjusted

                                            Monthly Peak for the month.


                                    F       is the  aggregate  for the  month of

                                            the Adjusted  Monthly  Peaks for all

                                            Participants.


                           A        is  the  NEPOOL   Objective   Capability  in

                                    megawatts  for the  month  as  fixed  by the

                                    Management  Committee  pursuant  to  Section

                                    6.14(e).


                           N        is the aggregate of the New Unit Adjustments

                                    for  all   Participants  for  the  month  as

                                    determined by the Regional Market Operations

                                    Committee   in   accordance   with   Section

                                    12.2(a)(2).


                           Np       is the  aggregate of the  Participant's  New

                                    Unit   Adjustments   for   the   month,   as

                                    determined by the Regional Market Operations

                                    Committee,  and is equal to the aggregate of

                                    the  Participant's  adjustments for each New

                                    Unit  included  in  its   Installed   System

                                    Capability during the hour of the coincident

                                    peak load of the Participants for the month.

                                    The Participant's adjustment for each

                                    New Unit may be  positive  or  negative  and

                                    shall   be   the    product   of   (i)   the

                                    Participant's      Installed      Capability

                                    Entitlement  in the New Unit during the hour

                                    of  the   coincident   peak   load   of  the

                                    Participants  for the month,  times (ii) the

                                    New Unit Adjustment Factor applicable to the

                                    New Unit as determined  in  accordance  with

                                    Section 12.2(a)(2).


                           OTA      is  the  Participant's  Outside  Transaction

                                    Adjustment  for the month for all interfaces

                                    as  determined  in  accordance  with Section

                                    12.2(a)(3).


                           T        is  the   Participant's   Unit  Availability

                                    Adjustment  Factor for the  month.  T may be

                                    positive or negative and shall be determined

                                    in accordance with the following formula:


                                    T = (I-H) x J x R, wherein:
                                         ------------
                                             100

                           I        for the  Participant  for the  month  is the

                                    percentage  which  represents  the  weighted

                                    average (using the Installed Capability of each Installed Capability Entitlement for such  month for the  weighting)  of the Four

                                    Year     Installed     Capability     Target

                                    Availability    Rates   of   the   Installed

                                    Capability  Entitlements  which are included

                                    in  the   Participant's   Installed   System

                                    Capability during the hour of the coincident

                                    peak load of the Participants for the month.

                                    The Four Year Target  Availability  Rate for

                                    an Installed Capability  Entitlement for any

                                    month is the average of the  monthly  Target


                                    Availability   Rates  for  the   forty-eight

                                    months  which  comprise  the  period of four

                                    consecutive calendar years ending within the

                                    Power Year which  includes  such  month,  as

                                    determined   on  the  basis  of  the  Target

                                    Availability   Rates   for   each   of   the

                                    forty-eight  months,  and  as  applied  on a

                                    basis which is  consistent  with the fuel or

                                    maturity  status of the unit for each of the

                                    forty-eight  months. The Target Availability

                                    Rates   shall  be  those   utilized  by  the

                                    Management  Committee  in  its  most  recent

                                    determination of NEPOOL Objective Capability

                                    pursuant to Section 6.14(e).

                           H        for the Participant for the month is the

                                    percentage which represents the weighted

                                    average (using the Installed Capability of

                                    each Installed Capability Entitlement for

                                    such month for the weighting) of the Four

                                    Year Actual Availability Rates of the

                                    Installed Capability Entitlements which are

                                    included in the Participant's Installed

                                    System Capability during the hour of the

                                    coincident peak load of the Participants for

                                    the month. The Four Year Actual Availability

                                    Rate for an Installed Capability Entitlement

                                    for any month is the percentage which

                                    represents the average of the amounts

                                    determined for H1 for the four applicable

                                    Twelve-Month Measurement Periods within the

                                    forty-eight months which comprise the period

                                    of four consecutive calendar years ending

                                    within the Power Year which includes such

                                    month.  A Twelve-Month Measurement Period is

                                    a period of twelve sequential months.  For

                                    purposes of this sequence, the first month

                                    in the four years and the immediately

                                    succeeding months shall be considered to

                                    follow the forty-eighth month in the four-

                                    year period.  The four applicable

                                    Twelve-Month Measurement Periods to be used

                                    in the determination of H1 for an Installed

                                    Capability  Entitlement  shall  be the  four

                                    sequential Twelve-Month  Measurement Periods

                                    out  of  the  twelve  possible  combinations

                                    which yield the highest H1.


                     H1             for an Installed Capability Entitlement in a

                                    unit  or   combination   of   units   for  a

                                    Twelve-Month   Measurement   Period  is  its

                                    Actual   Availability   Rate.   The   Actual

                                    Availability Rate of an Installed Capability

                                    Entitlement  for a Twelve-Month  Measurement

                                    Period  is a  percentage  and  shall  be the

                                    greater of:


                                    (i)     the  percentage of (a) the amount of

                                            generation  which  could  have  been

                                            received   with   respect   to   the

                                            Installed Capability  Entitlement if

                                            the unit or combination of units had

                                            been  fully  available  at its  full

                                            Installed Capability  throughout the

                                            Twelve-Month   Measurement   Period,

                                            which  is  represented  by  (b)  the

                                            amount  of   generation   which  was

                                            actually   available   during   such

                                            period, or

                                    (ii)    the average Target Availability Rate

                                            expressed as a percentage for the

                                            Installed Capability Entitlement for

                                            the Twelve-Month Measurement Period

                                            less twenty percentage points.  The

                                            average Target Availability Rate of

                                            an Installed Capability Entitlement

                                            for a Twelve-Month Measurement

                                            Period is a percentage and is the

                                            average of the monthly Target

                                            Availability Rates for the months

                                            which comprise the Twelve-Month

                                            Measurement Period, as determined on

                                            the basis of the Target Availability

                                            Rates for each of the twelve months,

                                            and as applied on a basis which is

                                            consistent with the fuel or maturity

                                            status of the unit or combination of

                                            units for each month in the

                                            Twelve-Month Measurement Period. The

                                            Target Availability Rates shall be

                                            those utilized by the Management

                                            Committee in its most recent

                                            determination of NEPOOL Objective

                                            Capability pursuant to Section

                                            6.14(e).

                           J        for the  month is the  estimated  percentage

                                    point change in NEPOOL Objective  Capability

                                    which would be required as a result of a one

                                    percentage  point  change  in  the  weighted

                                    average equivalent  availability rate of the

                                    generating  units in which the  Participants

                                    have Installed Capability Entitlements.  The

                                    value  for  J  shall  be   adopted   by  the

                                    Management  Committee  each  time  it  fixes

                                    NEPOOL  Objective   Capability  pursuant  to

                                    Section 6.14(e).


                           R        for the month is the  phase-out  factor  for

                                    the month, which shall be as follows:


                                    R=0.75     for the Power Year beginning

                                               November 1, 1997.

                                    R=0.50     for the Power Year beginning

                                               November 1, 1998.

                                    R=0.25     for the Power Year beginning

                                               November  1,  1999.

                                    R=0        for the Power Year beginning

                                               November 1, 2000 and all

                                               subsequent Power Years.


                  (2)      A New Unit Adjustment  Factor for a New Unit shall be

                           determined  to assign the  effects of the New Unit on

                           NEPOOL Objective Capability to
                           those Participants with Entitlements in the New Unit.

                           The New Unit Adjustment  Factor for each New Unit for

                           each month shall be determined by the Regional Market

                           Operations Committee in accordance with the following

                           formula:


                        n = R(K1(c-C) + K2(f-F) + K3(m-M) + K4(d-D) + K5(f-F)c2)

                           As used in this Section 12.2(a)(2),  the symbols used

                           in the formula have the following meanings:


                          R         is the  phase  out  factor as  defined  in

                                    Section 12.2(a)(1) above.


                           n        is the New Unit Adjustment Factor, expressed

                                    as a fraction, for the month for a New Unit.


                           c        is the Winter Capability of the New Unit.


                           C        is the Winter  Capability of the Proxy Unit,

                                    which shall be the number of  Kilowatts,  as

                                    determined by the Management

                                    Committee,  which would result in the NEPOOL

                                    Objective Capability being approximately the

                                    same if the  generating  units in which  the

                                    Participants   have   Installed   Capability

                                    Entitlements were all units possessing Proxy

                                    Unit characteristics.


                           f        is the equivalent  forced outage rate of the

                                    New Unit, expressed as a fraction of a year,

                                    utilized   in  the   determination   by  the

                                    Management  Committee  of  NEPOOL  Objective

                                    Capability for the month.


                           F        is the equivalent  forced outage rate of the

                                    Proxy  Unit.  F, a  fraction,  shall  be the

                                    weighted  average  equivalent  forced outage

                                    rate  (using the Winter  Capability  of each

                                    generating  unit for such  weighting) of the

                                    generating  units in which the  Participants

                                    have  Installed   Capability   Entitlements,

                                    adjusted to  compensate  for the rounding of

                                    the annual maintenance outage requirement of

                                    the Proxy Unit.

                           m        is the four-year average annual  maintenance

                                    outage   requirement   of  the   New   Unit,

                                    expressed as a fraction of a year.  The data

                                    used to determine m shall include the annual

                                    maintenance  outage   requirements  for  the

                                    current  Power Year and the next three Power

                                    Years,  as utilized  for the New Unit in the

                                    most recent  determination by the Management

                                    Committee  of  NEPOOL  Objective  Capability

                                    pursuant to Section 6.14(e).


                           M        is the annual maintenance outage requirement

                                    of the Proxy Unit.  M shall be a fraction,

                                    the numerator of which shall be the number

                                    of weeks (rounded to the nearest full

                                    number) that most closely approximates the

                                    weighted four-year average annual

                                    maintenance outage requirement (using the

                                    Winter Capability of each generating unit

                                    for such weighting) for the generating units

                                    in which the Participants have Installed

                                    Capability Entitlements, and the denominator

                                    of which shall be 52 weeks.


                           d        is the  summer  derating  of the  New  Unit,

                                    expressed   as  a  fraction  of  the  Winter

                                    Capability of the New Unit.

                           D        is the summer  derating of the Proxy Unit. D

                                    shall be a  fraction  and  shall be equal to

                                    the  weighted  average   fractional   summer

                                    derating  (using  the Winter  Capability  of

                                    each  generating unit for such weighting) of

                                    the   generating    units   in   which   the

                                    Participants   have   Installed   Capability

                                    Entitlements.


                           K1, K2, K3, K4, and K5

                                    are conversion  coefficients for each of the

                                    Summer and  Winter  Periods,  determined  by

                                    regression  analysis  such that the  product

                                    for the  Installed  Capability of a New Unit

                                    times   its  New  Unit   Adjustment   Factor

                                    approximates  the effect on NEPOOL Objective

                                    Capability of the New Unit.


                           Proxy    Unit    characteristics    and    conversion

                           coefficients   contained  in  the  formula  shall  be

                           adopted  by the  Management  Committee  and  reviewed

                           every   five  years  (or  more   frequently   if  the

                           Management   Committee  determines  that  exceptional

                           circumstances  require an earlier review) and revised

                           as necessary.

                           If a New Unit has  unique  characteristics  affecting

                           NEPOOL Objective  Capability which are not adequately

                           reflected in the New Unit Adjustment  Factor formula,

                           the Management Committee shall determine for such New

                           Unit a New Unit Adjustment  Factor which accounts for

                           the New Unit's unique characteristics.


                           The New Unit  Adjustment  Factor  for any  Restricted

                           Unit (as  defined  in  Section  15.37B  of the  Prior

                           NEPOOL  Agreement)  for  which  proposed  plans  were

                           submitted  subsequent  to November 1, 1990 for review

                           pursuant to Section 18.4 or its  predecessor  section

                           in the Prior NEPOOL  Agreement  (or, in the case of a

                           unit with a rated  capacity  of less  than  5MW,  for

                           which   notification   was  first   given  to  NEPOOL

                           subsequent  to  November 1, 1990) and for the Peabody

                           Municipal Light Plant's Waters River #2 unit shall be

                           determined in accordance with the formula  previously

                           specified in Section 12.2(a)(2), modified as follows:


                           n = R(K1(c-C) + K2(f-F) + K3(m-M) + K4(d-D) +

                               K5(f-F)c2) + K6(2500-a)

                           The symbols used in the above  formula,  as modified,

                           shall have the meanings previously specified,  except

                           that  the  symbols   "K6"  and  "a"  shall  have  the

                           following meanings:


                           K6       is a scaling factor of 0.0001.


                           a        is as follows:

                                    for units with more than 2500 annual hours

                                    available for operation, "a" = 2500,



                                    for units with annual  hours  available  for

                                    operation  between 500 and 2500,  inclusive,

                                    "a" = annual hours  available for operation,

                                    and



                                    for units with annual hours available for

                                    operation less than 500 hours, "a" = -7500;

                           provided,  however,  that a Participant  may elect to
                           --------   -------
                           avoid,  in whole or part, the effect on its Installed

                           Capability  Responsibility  of  a  Restricted  Unit's

                           availability  being  limited  to 2500 hours or less a

                           year by agreeing  to leave  unfilled a portion of its

                           dispatchable load allocation in accordance with rules

                           adopted by the Regional Market Operations Committee.


                  (3)      An  Outside  Transaction  Adjustment  (OTA)  shall be

                           determined  for each  Participant  for each  month to

                           assign  to  the   Participant   the  net   impact  on

                           reliability in the NEPOOL Control Area of its uses in

                           the  month  of  each  interface  with  a  neighboring

                           control area other than the HQ Interconnection  which

                           is addressed in the  definitions  in Part One through

                           the use of transfer credits and related  adjustments.

                           When the Management  Committee  determines the NEPOOL

                           Objective  Capability  for the month,  it reduces the

                           required NEPOOL  Objective  Capability by taking into

                           account  the   reliability   benefits  of   available

                           transmission   capacity  in  interfaces   with  these

                           neighboring control areas. If the Participant engages

                           in  transactions  across  the  interfaces  ("External

                           Transactions"), the result is an increase or decrease

                           in the reliability
                           benefits to the entire region of such interfaces.  As

                           a  result,  in order to  maintain  the same  level of

                           reliability  in the NEPOOL  Control Area, the minimum

                           required   NEPOOL   Installed   Capability   must  be

                           increased or decreased,  as  appropriate.  The OTA is

                           designed so that any such  increases  or decreases in

                           the  minimum  required  NEPOOL  Installed  Capability

                           which result from External  Transactions are assigned

                           to the Participants engaged in such Transactions.  To

                           calculate  the OTA,  the  External  Transactions  are

                           divided  into two broad  types of  Transactions:  (1)

                           Transactions that were entered into prior to December

                           1, 1996, (a) with the New York Power Authority (NYPA)

                           to purchase  preference power produced by the Niagara

                           and St. Lawrence hydroelectric projects or by Vermont

                           utilities  with  Hydro-Quebec  and NYPA using the New

                           York PV-20 line to import up to 105 megawatts  during

                           the May through October time period and 140 megawatts

                           during the November  through April time period or (b)

                           by Vermont  utilities  under  contracts with New York

                           State  Electric & Gas  Corporation  or Niagara Mohawk

                           Power  Corporation,  but  no  extension  thereof  not

                           expressly  provided  for in the contract as in effect

                           on December 1, 1996,  provided that the  transactions

                           under such contracts shall be subject,  together with

                           the other Vermont
                           utility transactions identified in clause (a), to the

                           105  megawatt and 140  megawatt  limits  specified in

                           clause (a), or (c) by Central  Maine Power Company to

                           purchase for a period ending no later than January 1,

                           2010 the output of the  generating  unit in  northern

                           Maine  owned  by its AVEC  subsidiary  (collectively,

                           "Grandfathered  Imports"); and (2) all other External

                           Transactions ("Other External Transactions").


                           At the conclusion of each month,  the System Operator

                           shall identify all of the  Participants  that engaged

                           in   Grandfathered   Imports   and   Other   External

                           Transactions for the month. For each Participant, the

                           System  Operator shall determine an OTA in accordance

                           with the following formula:


                  OTA =  [OCg x (GIi/GI)] + [OCo x (IPi/NP)] - [OCo x (XPi/NP)],

                           wherein


                           OTA      is the Participant's Outside Transaction

                                    Adjustment for the month;

                           OCg      is  the   increase   in   NEPOOL   Objective

                                    Capability  for the month in Kilowatts  that

                                    would have resulted,  from the Grandfathered

                                    Imports,  if there  were no  Other  External

                                    Transactions for the month;


                           GIi      is the amount in Kilowatts of the

                                    Participant's Grandfathered Imports for the

                                    month that qualify as Installed Capability

                                    Entitlements for the Participant;


                           GI       is the aggregate in Kilowatts of all

                                    Participants' Grandfathered Imports for the

                                    month that qualify as Installed Capability

                                    Entitlements;


                           OCo      is the increase, if any, in NEPOOL Objective

                                    Capability  for the month in Kilowatts  that

                                    resulted,    after   taking   into   account

                                    Grandfathered  Imports, from the net imports

                                    of all Participants  that were net importers

                                    in   the   month   under   Other    External

                                    Transactions,  minus the net  exports of all

                                    Participants that were net exporters for the

                                    month under Other External Transactions;

                           IPi      is the amount, if any, in Kilowatts of

                                    Installed Capability of the

                                    Participant's net imports for the month

                                    under Other External Transactions;


                           NP       is the  aggregate in Kilowatts for the month

                                    for all Participants that were net importers

                                    under Other External  Transactions  of their

                                    net imports of  Installed  Capability  under

                                    Other  External   Transactions,   minus  the
                                                                      -----
                                    aggregate in Kilowatts for the month for all

                                    Participants  that were net exporters  under

                                    Other  External  Transactions  of their  net

                                    exports of Installed Capability Entitlements

                                    under Other External Transactions; and


                           XPi      is the  amount,  if  any,  in  Kilowatts  of

                                    Installed  Capability  of the  Participant's

                                    net   exports  for  the  month  under  Other

                                    External Transactions.


                           If NP is zero or negative for a month, the second and

                           third  bracketed  terms,  which  both  relate to OCo,

                           shall be equal to zero and the

                           Participant's  OTA for the  month  shall be  affected

                           only by its Grandfathered Imports, if any.


         (b)      The tentative Installed Capability Responsibilities of the

                  Participants for any month, as determined in accordance with

                  Section 12.2(a), shall be adjusted in accordance with this

                  Section 12.2(b) in the event the value of H for any

                  Participant for any of the Twelve-Month Measurement Periods

                  applicable to the Participant for the month is increased in accordance with Section 12.2(a) because of the application of paragraph (ii) of the definition of H1.  In such event the

                  Regional Market Operations Committee shall determine each

                  Participant's tentative Installed Capability Responsibility for the month with and without the application of said

                  paragraph (ii).  The difference between the sum of all

                  Participants' tentative Installed Capability Responsibilities,

                  with and without the application of said paragraph (ii) for the month, shall be added to the tentative Installed

                  Capability Responsibilities of the Participants, as determined in accordance with Section 12.2(a), in proportion to said

                  tentative Installed Capability Responsibilities, thereby

                  establishing each Participant's adjusted tentative Installed

                  Capability Responsibility for the month.

         (c)      For each month, the Regional Market Operations Committee shall determine the sum of all Participants' adjusted tentative

                  Installed Capability Responsibilities, as initially determined in accordance with Section 12.2(a) and as adjusted in

                  accordance with Section 12.2(b), if Section 12.2(b) is

                  applicable for such month.  If the sum is less than, or equal to, the minimum NEPOOL Installed Capability during the month,

                  then the adjusted tentative Installed Capability

                  Responsibility as determined pursuant to Section 12.2(a) or

                  12.2(b), whichever is applicable, for each Participant is the final Installed Capability Responsibility for each

                  Participant.  If the sum is greater than such minimum NEPOOL

                  Installed Capability, then each Participant's final Installed

                  Capability Responsibility shall be its adjusted tentative

                  Installed Capability Responsibility as determined pursuant to

                  Section 12.2(a) or 12.2(b), whichever is applicable,

                  multiplied by the ratio of the minimum NEPOOL Installed

                  Capability during the month to the sum of the adjusted

                  tentative Installed Capability Responsibilities for the month.


         (d)      It is recognized that the treatment of fuel conversions,  dual

                  fuel  units,   immature   units,   new  Installed   Capability

                  Entitlements,    cogeneration   and   small    power-producing

                  facilities,  Unit Contracts and other  contract  arrangements,

                  units with
                  unusual  maintenance  cycles,  and various  other  matters can result  in  special  problems  in the  determination  of  Unit

                  Availability  Adjustment  Factors  and New  Unit  Adjustments.

                  Accordingly,  the Regional Market  Operations  Committee shall analyze such special problems and develop  appropriate  market operation  rules to be applied  in taking  such  matters  into account in the determination of Unit  Availability  Adjustment

                  Factors and New Unit Adjustments.


12.3     Computation of Operable Capability Requirements.
         -----------------------------------------------

         For each hour, the Regional Market Operations Committee shall determine each  Participant's  Operable  Capability  Requirement  in Kilowatts in

         accordance with the following formula:


                           OPp = ELp + ORp


         As used in this Section 12.3,  the symbols used in the formula have the following meanings:


                  OPp      is the Participant's Operable Capability Requiremen

                           for the hour.

                  ELp      is the Participant's Electrical Load during the hour.


                  ORp      is the amount (in  Kilowatts)  of  Operating  Reserve

                           which the  Participant was required to provide during

                           the hour, as  determined  in accordance  with Section

                           14.1(b).


12.4     Bids to Furnish  Installed  Capability  or  Operable  Capability.  Each
         ----------------------------------------------------------------
         Participant  shall submit to or have on file with the System  Operator,

         in accordance with the market  operation rules approved by the Regional

         Market Operations Committee,  one or more bids specifying the Bid Price and  Kilowatt  amount  at which  it will  furnish  any and all  surplus

         Installed System  Capability for a month or Operable System  Capability for  an  hour  through  NEPOOL  to  other  Participants.  If no  bid is submitted for a month for any surplus  Installed  System  Capability or for any hour for any surplus Operable System Capability,  the Bid Price for any such  surplus for which there are no bids shall be deemed to be zero.


12.5     Consequences of Deficiencies in Installed Capability Responsibility.
         -------------------------------------------------------------------

         (a)      At the conclusion of each month, the System Operator shall determine whether each Participant has satisfied its Installed

                  Capability Responsibility obligation for the month.  If the minimum monthly Installed System Capability of a Participant during the month was less than its Installed Capability

                  Responsibility, the number of Kilowatts of its deficiency

                  shall be computed and the Participant shall be deemed to

                  purchase from other Participants through NEPOOL Kilowatts of surplus Installed System Capability equal to the amount

                  of its deficiency and shall pay to NEPOOL for the month any applicable fees for services assessed pursuant to Section 19.2 plus the product of its total Kilowatts of deficiency and the
                  ----
                  Installed Capability Clearing Price for the month

                  determined in accordance with Section 12.5(b).  For purposes of this Section 12, the minimum monthly Installed System

                  Capability of a Participant for a month is the Participant's lowest Installed System Capability for any hour during the month.  Retirements made on the last day of any month shall not be deducted from Installed System Capability for that

                  month.


         (b)      At the end of each month,  the System Operator shall determine the  Installed  Capability  Clearing  Price  for the  month as follows:

                  (i)      The System  Operator  shall  determine  the aggregate

                           Kilowatt  shortage of Installed System Capability for

                           the month for all  Participants  that did not satisfy

                           their Installed Capability  Responsibilities for that

                           month.


                  (ii)     The System Operator shall rank in the order of lowest

                           to  highest  Bid Price all Bid Prices  received  from

                           Participants    having   excess    Installed   System

                           Capability for the month.


                  (iii)    For each Participant, its Installed System Capability

                           with the lowest  Bid  Prices  shall be deemed to have

                           been furnished first, to the extent required, to meet

                           its   Installed   Capability   Responsibility.    Any

                           remainder  starting  with the lowest Bid Prices shall

                           be  deemed  to have  been  furnished,  to the  extent

                           required,  to other Participants under this Agreement

                           to  meet  their   shortages   of   Installed   System

                           Capability for the month.


                  (iv)     The Installed Capability Clearing Price for the month

                           shall  equal the  highest  Bid  Price  for  Installed

                           System Capability that is deemed in
                           accordance  with  Section  12.5(b)(iii)  to have been

                           furnished to another Participant for the month.


12.6     Consequences of Deficiencies in Operable Capability Requirements.
         ----------------------------------------------------------------

         (a)      For each hour, the System Operator shall determine whether each Participant has satisfied its Operable Capability

                  Requirement obligation for that hour.  If the minimum Operable

                  System Capability of a Participant during any hour was less than its Operable Capability Requirement, the number of

                  Kilowatts of its deficiency shall be computed and the

                  Participant shall be deemed to purchase from other

                  Participants through NEPOOL Kilowatts of surplus Operable

                  System Capability equal to the amount of its deficiency and shall pay for the hour any applicable uplift charge assessed under Section 14.15 and any applicable fees for services

                  assessed pursuant to Section 19.2 plus the product of its
                                                    ----
                  Kilowatt deficiency for the hour and the Operable Capability

                  Clearing Price for the hour determined in accordance with

                  Section 12.6(b).  The minimum Operable System Capability of a

                  Participant for an hour is equal to the Participant's lowest

                  Operable System Capability at any time during the hour.

         (b)      For  each  hour,  the  System  Operator  shall  determine  the

                  Operable Capability Clearing Price as follows:


                  (i)      The System  Operator  shall  determine  the aggregate

                           Kilowatt  shortage of Operable System  Capability for

                           the hour for all  Participants  that did not  satisfy

                           their Operable Capability Requirements in that hour.


                  (ii)     The System Operator shall rank in the order of lowest

                           to  highest  Bid Price all Bid Prices  received  from

                           Participants having excess Operable System Capability

                           for the hour.


                  (iii)    For each Participant,  its Operable System Capability

                           with the lowest  Bid  Prices  shall be deemed to have

                           been furnished first, to the extent required, to meet

                           its Operable  Capability  Requirement.  Any remainder

                           starting  with the lowest Bid Prices  shall be deemed

                           to have been furnished,  to the extent  required,  to

                           other Participants under this Agreement to meet their

                           shortages  of  Operable  System  Capability  for that

                           hour.

                  (iv)     The Operable  Capability  Clearing Price for the hour

                           shall be equal to the highest Bid Price for  Operable

                           System  Capability  that is deemed in accordance with

                           Section   12.6(b)(iii)  to  have  been  furnished  to

                           another Participant in the hour.


12.7     Payments to Participants Furnishing Installed Capability and Operable
         ---------------------------------------------------------------------

         Capability.
         ----------

         (a)      Participants that are deemed pursuant to Section 12.5 to

                  furnish any surplus in their Installed System Capability to other Participants shall receive therefor their pro rata

                  shares on a Kilowatt basis of all payments made by

                  Participants for the month under Section 12.5, excluding any applicable fees for services assessed pursuant to Section

                  19.2.  If two or more Participants with excess Installed

                  System Capability have bid Kilowatts at the Installed

                  Capability Clearing Price, but not all the excess Installed

                  System Capability bid at such price is required to meet

                  shortages of Installed System Capability, then the excess

                  Installed System Capability bid at the Installed Capability

                  Clearing Price that each such Participant shall be deemed to have furnished shall be the Kilowatts of excess Installed

                  System Capability bid by the Participant at that price

                  multiplied by the ratio of (i) the total Kilowatts of excess
                  ----------
                  Installed System Capability bid at the

                  Installed   Capability  Clearing  Price  needed  to  meet  the

                  shortages  to (ii) the total  Kilowatts  of  excess  Installed

                  System  Capability  bid by all  Participants  at the Installed

                  Capability Clearing Price.


         (b)      Participants that are deemed pursuant to Section 12.6 to

                  furnish any surplus in their Operable System Capability to other Participants shall receive therefor their pro rata

                  shares on a Kilowatt basis of all payments made by

                  Participants for the hour under Section 12.6, excluding any applicable uplift charges assessed under Section 14.15 and any applicable fees for services assessed pursuant to Section

                  19.2.  If two or more Participants with excess Operable System

                  Capability in an hour have bid Kilowatts at the Operable

                  Capability Clearing Price, but not all the excess Operable

                  System Capability bid at such price is required to meet

                  shortages of Operable System Capability, then the excess

                  Operable System Capability bid at the Operable Capability

                  Clearing Price that each such Participant shall be deemed to have furnished shall be the Kilowatts of excess Operable

                  System Capability bid by the Participant at that price

                  multiplied by the ratio of  (i) the total Kilowatts of excess
                  ----------
                  Operable System Capability bid at the Operable Capability

                  Clearing Price needed to meet
                  the shortages to (ii) the Kilowatts of excess  Operable System

                  Capability bid by all Participants at the Operable  Capability

                  Clearing Price.


                                   SECTION 13

                     OPERATION, GENERATION, OTHER RESOURCES,
                     --------------------------------------

                           AND INTERRUPTIBLE CONTRACTS
                           ---------------------------


13.1     Maintenance  and  Operation in Accordance  with Good Utility  Practice.
         ----------------------------------------------------------------------
         Each Participant  shall, to the fullest extent  practicable,  cause all generating  facilities and other resources owned or controlled by it to be designed,  constructed,  maintained and operated in accordance  with

         Good Utility Practice.


13.2     Central Dispatch.  Subject to the following sentence,  each Participant
         ----------------
         shall,  to the  fullest  extent  practicable,  subject  all  generating facilities  and other  resources  owned or  controlled by it to central

         dispatch  by  the  System  Operator;   provided,   however,  that  each

         Participant  shall at all times be the sole  judge as to whether or not and to  what  extent  safety  requires  that  at any  time  any of such facilities  will be operated at less than full  capacity or not at all.

         Each Participant may remove from central dispatch a generating facility or other resources owned or controlled by it if and to the extent such removal is permitted by rules and standards approved by the Management Committee.


13.3     Maintenance and Repair.  Each Participant shall, to the fullest extent
         ----------------------
         practicable:  (a) cause generating facilities and other resources owned or controlled by it to be withdrawn from operation for maintenance an repair only in accordance with maintenance schedules reported to and published by the System Operator from time to time in accordance with procedures established or approved by the Regional Market Operations

         Committee, (b) restore such facilities to good operating condition with reasonable promptness, and (c) accelerate or delay maintenance and repair at the reasonable request of the System Operator in accordance with market operation rules approved by the Regional Market Operations

         Committee.


13.4     Objectives of Day-to-Day  System Operation.  The day-to-day  scheduling
         ------------------------------------------
         and  coordination  through  the System  Operator  of the  operation  of generating  units and other  resources  shall be designed to assure the reliability of the bulk power system of the NEPOOL  Control Area.  Such activity shall:

                  (a)      satisfy the NEPOOL Control Area's  Operating  Reserve

                           requirements,  including the proper  distribution  of

                           those Operating Reserves;


                  (b)      satisfy the Automatic Generation Control requirements

                           of the NEPOOL Control Area; and


                  (c)      satisfy  the Energy  requirements  of all  Electrical

                           Loads of the Participants.


         all at the lowest  practicable  aggregate  dispatch  cost to the NEPOOL

         Control Area in light of available Bid Prices and  Participant-directed schedules.


13.5     Satellite Membership.  Each Participant which is responsible for th
         --------------------
         operation of transmission facilities rated 69 kV or above in the NEPOOL

         Control Area or generating units and other resources which are subject to central dispatch by NEPOOL, or which is responsible for implementing voltage reduction and load shedding procedures in the NEPOOL Control

         Area, shall become a member of the appropriate satellite dispatching center; provided that by mutual agreement among the affected

         Participants and the appropriate satellite, a Participant may be excused from joining the
         satellite  if it  has  arranged  with  a  satellite  member  to  assume responsibility to the satellite for its facilities or obligations.


                                   SECTION 14

                            INTERCHANGE TRANSACTIONS
                            ------------------------


14.1     Obligation for Energy, Operating Reserve and Automatic Generation
         -----------------------------------------------------------------
         Control.
         -------

         (a)      Each Participant shall have for each hour an Energy obligation equal to its Electrical Load plus the kilowatthours  delivered by such Participant pursuant to other Participants in the hour pursuant to Firm Contracts or System Contracts,  together with any associated electrical losses.


         (b)      Each  Participant  shall have for each hour Operating  Reserve obligations  equal  to its  share  of  the  quantity  of  each category of Operating  Reserve required for the NEPOOL Control

                  Area in the hour.

                  Subject   to   adjustment   pursuant   to  Section   14.6,   a

                  Participant's  share of each  category  of  Operating  Reserve required for any hour shall be determined  in accordance  with the following formula:


                           ORp = SAp + [(OR-SA)(ELp/EL)], wherein


                           ORp      is the Participant's  share of that category

                                    of Operating Reserve for the hour.


                           SAp      is the number of Kilowatts,  if any, of that

                                    category of  Operating  Reserve for the hour

                                    that   the   Regional   Market    Operations

                                    Committee   determines  should  be  assigned

                                    specifically to such  Participant and not be

                                    shared by all Participants.


                           OR       is the aggregate number of Kilowatts of that

                                    category of Operating Reserve  determined by

                                    the System  Operator in accordance  with the

                                    directions of the Regional Market Operations

                                    Committee  to be  required  for  the  NEPOOL

                                    Control  Area  for  the  hour  that  is  not

                                    assigned to Non-Participants.

                           SA       is the aggregate number of Kilowatts of that

                                    category of  Operating  Reserve for the hour

                                    that   the   Regional   Market    Operations

                                    Committee determines should not be shared by

                                    all   Participants,    but   not   including

                                    Operating      Reserve      assigned      to

                                    Non-Participants.


                           ELp      is the Participant's Electrical Load for the

                                    hour.


                           EL       is the sum of ELp for all Participants.


         (c)      Each  Participant  shall have for each hour an AGC  obligation equal to its share of AGC required for the NEPOOL Control Area in the hour. Subject to adjustment pursuant to Section 14.6, a

                  Participant's  share of AGC  required  for any  hour  shall be determined in accordance with the following formula:


                           AGCp = AGC(ELp/EL), wherein


                           AGCp  is the Participant's share of AGC for the hour.

                           AGC      is the total amount of AGC determined by the

                                    System  Operator in  accordance  with market

                                    operation  rules  approved  by the  Regional

                                    Market  Operations  Committee to be required

                                    for the  NEPOOL  Control  Area  for the hour

                                    that is not assigned to Non-Participants.



                           ELp and EL are as defined in Section 14.1(b).


14.2     Obligation to Bid or Schedule, and Right to Receive Energy, Operating
         ---------------------------------------------------------------------
         Reserve and Automatic Generation Control.
         ----------------------------------------

                  (a)      A Participant which has Energy Entitlements shall

                           submit to or have on file with the System Operator,

                           in accordance with the market operation rules

                           approved by the Regional Market Operations Committee,

                           one or more bids for the Energy Entitlements for

                           which the Participant is permitted to bid specifying

                           the Bid Price at which it will furnish Energy through

                           NEPOOL to other Participants under this Agreement or

                           to Non-Participants for ancillary services under the

                           Tariff, or pursuant to arrangements with

                           Non-Participants entered into under Section 14.6, except to the extent such Entitlements are scheduled by the Participant consistent with Section 14.2(d).


                  (b)      A Participant which has Operating Reserve

                           Entitlements or AGC Entitlements shall also submit t

                           or have on file with the System Operator, in

                           accordance with the market operation rules approved

                           by the Regional Market Operations Committee, one or

                           more bids for each such Entitlement for which the

                           Participant is permitted to bid specifying the

                           Bid Prices at which it will furnish 10-Minute

                           Spinning Reserve, 10-Minute Non-Spinning Reserve,

                           30-Minute Operating Reserve and/or AGC through NEPOOL

                           to other Participants under this Agreement or to

                           Non-Participants for ancillary services under the

                           Tariff, except to the extent such Entitlements are

                           scheduled by the Participant consistent with

                           Section 14.2(d).  Prior to the Third Effective Date,

                           Participants' rights and obligations to submit bids

                           for Operating Reserve Entitlements in 10-Minute

                           Spinning Reserve shall be limited to Entitlements in

                           hydroelectric generating units and pumped storage

                           hydroelectric generating units.

                  (c)      Except as emergency circumstances may result in the

                           System Operator requiring load curtailments by

                           Participants, each Participant shall be entitled to

                           receive from the other Participants (or from the

                           service made available from Non-Participants pursuant

                           to arrangements entered into under Section 14.6) such

                           amounts, if any, of Energy, Operating Reserve, and

                           AGC as it requires and Non-Participants shall be

                           entitled to receive from Participants the amount of

                           ancillary services to which they are entitled

                           pursuant to the Tariff.  If, for any hour, load

                           curtailments are required, the amount that

                           Participants and Non-Participants with shortages are

                           entitled to receive shall be proportionally reduced

                           by the System Operator in a fair and

                           non-discriminatory manner in light of the

                           circumstances.


                  (d)      All Bid Prices for Entitlements shall be submitted in

                           accordance  with market  operation  rules approved by

                           the Regional Market  Operations  Committee.  If a Bid

                           Price is not submitted for any such Entitlement,  the

                           Bid  Price  shall  be  deemed  to  be  zero.   For  a

                           generating   unit  in  which   there   are   multiple

                           Entitlement  holders,  only one Participant  shall be

                           permitted to submit Bid Prices for Energy,  Operating

                           Reserve and/or

                           AGC  Entitlements  for  such  unit or to  direct  the

                           scheduling  of the  unit for any  Scheduled  Dispatch

                           Period.  The  Entitlement  holders  in each unit with

                           multiple Entitlement holders shall designate a single

                           Participant  that will be  permitted  to  submit  Bid

                           Prices  and/or to direct the  scheduling of the unit.

                           In the  event  that  more  than  one  Participant  is

                           designated,  or if  the  Entitlement  holders  do not

                           designate a single  Participant,  then Bid Prices for

                           the unit  shall be based on its  replacement  cost of

                           fuel, which shall be furnished to the System Operator

                           by the  Participant  responsible  for furnishing such

                           information  as of  December  1, 1996.  Further,  any

                           schedules  for  the  unit  will be  submitted  to the

                           System Operator by such Participant.  Nothing in this

                           Agreement  shall affect the rights of any Entitlement

                           holder under the contractual  arrangements among such

                           Entitlement holders relating to the unit.


                           Prior to the Third Effective Date, Bid Prices must be

                           submitted for the next Scheduled  Dispatch Period for

                           all Energy, Operating Reserve and AGC Entitlements in

                           generating  unit or  units  and  Energy  Entitlements

                           pursuant to Firm Contracts or System  Contracts which

                           may be  scheduled  by the  buyer in  accordance  with

                           Section 14.7(b) no later than noon on
                           the  preceding day or such later time as is specified

                           in  the  market   operation  rules  approved  by  the

                           Regional Market  Operations  Committee.  On and after

                           the Third  Effective  Date,  such Bid Prices shall be

                           submitted  for  each  hour of the day and the  notice

                           period  for such Bid  Prices  shall be reduced to one

                           hour or such  shorter  time  as the  System  Operator

                           determines  from  time  to time  is  practical  while

                           maintaining   reliability   and   meeting  its  other

                           obligations  to the  Participants,  except  that such

                           notice period shall be longer than one hour if and to

                           the  extent  that  the  System  Operator   reasonably

                           determines  that such notice is the  shortest  notice

                           that is technically feasible at that time to maintain

                           reliability  and meet its  other  obligations  to the

                           Participants.  The System  Operator  shall notify the

                           Participants  following its receipt of all Bid Prices

                           of  the  expected  dispatch  schedule  for  the  next

                           Scheduled  Dispatch Period. The System Operator shall

                           reduce  the  notice  required  for Bid Prices and the

                           applicable  Scheduled  Dispatch Period to the minimum

                           time  technically  and  practically   feasible  while

                           maintaining   reliability   and   meeting  its  other

                           obligations to the Participants.

                           Energy,  Operating Reserve and/or AGC Entitlements in

                           a  generating  unit or units  may  also be  scheduled

                           directly by the Participants  permitted to submit Bid

                           Prices for such Entitlements,  but only in accordance

                           with this Section 14.2(d) and market  operation rules

                           approved by the Regional Market Operations  Committee

                           consistent  herewith.  Subject  to the  right  of the

                           System  Operator to direct  changes to  schedules  in

                           order to ensure  reliability  in the  NEPOOL  Control

                           Area or any  neighboring  control area, a Participant

                           permitted  to  bid  its  Energy,  Operating  Reserve,

                           and/or  AGC  Entitlements  in a  generating  unit  or

                           units,  or required to make  Energy  deliveries,  may

                           submit an hour-to-hour  schedule for the operation or

                           dispatch  of such  Entitlements  during  a  Scheduled

                           Dispatch Period at or before the time that Bid Prices

                           are  required to be  submitted  for such  period.  In

                           addition,  prior  to  the  Third  Effective  Date,  a

                           Participant  permitted  to bid a unit  or  units  may

                           submit a  short-notice  schedule for the operation or

                           dispatch of any or all of the Energy  available  from

                           such unit or units during the current or a subsequent

                           Scheduled Dispatch Period following the time that the

                           System Operator notifies the appropriate Participants

                           of their expected  Entitlement  commitments  for that

                           Scheduled Dispatch Period; provided that, for each
                                                      -------------
                           such short-notice  schedule,  the Participant has not

                           been advised by the System  Operator that the Energy,

                           Operating  Reserve or AGC Entitlements  from the unit

                           or units  covered by the  Participant's  schedule are

                           expected  to be used  during the  Scheduled  Dispatch

                           Period to meet the region's Energy, Operating Reserve

                           and/or AGC  requirements,  and provided  further that
                                                          ----------------------
                           the  Participant  short-notice  schedule  is  only to

                           facilitate   transactions  during  such  period  from

                           resources  or to  load  located  outside  the  NEPOOL

                           Control Area; and provided further that such schedule
                                             ---------------------
                           is  furnished  at least  one hour in  advance  of the

                           start of the transaction.  In addition, a Participant

                           may,  on  the  same  short  notice,  schedule  System

                           Contracts with  Non-Participants from resources or to

                           load located outside of the NEPOOL Control Area.


14.3     Amount of Energy, Operating Reserve and Automatic Generation Control
         --------------------------------------------------------------------
         Received or Furnished.
         ---------------------

         (a)      For purposes of Sections  14.4,  14.5, and 14.8, the amount of

                  Energy which a Participant  is deemed to receive or furnish in any hour shall be the amount of its Adjusted Net  Interchange.

                  If the Adjusted Net  Interchange is negative,  the Participant shall be deemed  to be  receiving  Energy in the hour.  If the

                  Adjusted

                  Net Interchange is positive,  the Participant  shall be deemed to be furnishing Energy in the hour.


         (b)      For purposes of Sections 14.4, 14.5, and 14.9, prior to the

                  Third Effective Date:  the amount of each category of

                  Operating Reserve which a Participant is deemed to receive in any hour is the Kilowatts of such Operating Reserve assigned to the Participant for the hour under Section 14.1(b) less any
                                                                        ----
                  Kilowatts provided in the hour by the Participant in

                  accordance with the market operation rules approved by the

                  Regional Market Operations Committee to meet any Operating

                  Reserve requirements that were specifically assigned to it and not shared by all Participants; the amount of Operating

                  Reserve of each category that the Participant is deemed to have furnished under the Agreement in the hour is the amount of such Operating Reserve designated by the System Operator to be provided in the hour by the Participant's applicable

                  Operating Reserve Entitlements, minus any Kilowatts used in
                                                  -----
                  the hour by the Participant in accordance with the market

                  operation rules to meet any Operating Reserve requirements that were specifically assigned to it and not shared by all

                  Participants.  For purposes of Sections 14.4, 14.5, and 14.9,

                  on and after the Third Effective Date, the amount of each

                  category of Operating Reserve which
                  a  Participant  is deemed to have received or furnished in any hour is the difference between the Kilowatts of such Operating

                  Reserve assigned to the Participant for the hour under Section

                  14.1(b) and the Kilowatts of such Operating Reserve designated by the  System  Operator  to be  provided  in the  hour by the

                  Participant's applicable Operating Reserve Entitlements.


         (c)      For purposes of Sections 14.4, 14.5, and 14.10, prior to the

                  Third Effective Date, the amount of AGC which a Participant is deemed to have received in an hour is the AGC assigned to the

                  Participant for the hour under Section 14.1(c), and the amount a Participant is deemed to have furnished in the hour is the

                  AGC designated by the System Operator to be provided in the hour by the Participant's AGC Entitlements.  For purposes of

                  Sections 14.4, 14.5, and 14.10, on and after the Third

                  Effective Date, the amount of AGC which a Participant is

                  deemed to have received or furnished in an hour is the

                  difference between the AGC assigned to the Participant for the hour under Section 14.1(c) and the AGC designated by the

                  System Operator to be provided in the hour by the

                  Participant's AGC Entitlements.

14.4     Payments by Participants Receiving Energy Service, Operating Reserve
         --------------------------------------------------------------------
         and Automatic Generation Control.
         --------------------------------

         (a)      For  every  hour  in  which  a   Participant's   Adjusted  Net

                  Interchange is negative,  the number of  megawatthours  of its

                  Energy  deficiency shall be computed and the Participant shall pay for the hour the  product  of its total  megawatthours  of deficiency and the Energy  Clearing  Price  applicable for the hour as determined in accordance  with Section 14.8,  together with any applicable uplift charges assessed to the Participant under  Sections  14.14 or 14.15  and any  applicable  fees for services assessed pursuant to Section 19.2.


         (b)      For every hour in which a Participant is deemed to receive

                  Operating Reserve of any category in accordance with Section

                  14.3(b), the number of Kilowatts it is deemed to receive for the hour in each category shall be computed.  The Participant shall pay therefor for the hour any applicable uplift charge assessed under Section 14.15 and any applicable fees for

                  services assessed pursuant to Section 19.2 plus the product of
                                                             ----
                  (i) the aggregate amount paid to Participants for that

                  category of Operating Reserve for the hour pursuant to Section

                  14.5(b) and (ii) a fraction of which the numerator is the

                  Kilowatts of that category of

                  Operating  Reserve  deemed under Section  14.3(b) to have been received by the  Participant  for the hour and the denominator is the  aggregate  Kilowatts  of that  category  of  Operating

                  Reserve deemed under Section  14.3(b) to have been received by all Participants for the hour.


         (c)      For every hour in which a Participant is deemed under Section

                  14.3(c) to have received AGC, the amount it is deemed to

                  receive shall be computed and the Participant shall pay

                  therefor any applicable uplift charge assessed under Section

                  14.15 and any applicable fees for services assessed pursuant to Section 19.2 plus the product of (i) the aggregate amount
                                  ----
                  paid to Participants for AGC for the hour pursuant to Section

                  14.5(c) and (ii) a fraction of which the numerator is the AGC the Participant is deemed under Section 14.3(c) to have

                  received for the hour and the denominator is the aggregate amount of AGC all Participants are deemed under Section

                  14.3(c) to have received for the hour.


14.5     Payments to Participants Furnishing Energy Service, Operating Reserve,
         ----------------------------------------------------------------------
         and Automatic Generation Control.
         --------------------------------

         (a)      Subject to the provisions of Section 14.12, a Participant that is  deemed  in an hour to  furnish  Energy  service  to  other

                  Participants pursuant to Section 14.3, or to Non-Participants for ancillary services under the Tariff or pursuant to  arrangements  entered  into under  Section  14.6,

                  shall receive for each megawatthour furnished by it the Energy

                  Clearing  Price for the hour  determined  in  accordance  with

                  Section 14.8 or the Bid Price for that megawatthour, if higher than the Energy  Clearing  Price and the unit is either within the  Energy  Clearing  Price  Block  (as  defined  in  Section

                  14.8(c)) or is operated  out of merit if such higher Bid Price is  appropriately  paid  pursuant  to market  operation  rules governing  out-of-merit  generation  approved by the  Regional

                  Market Operations  Committee.  In addition, to the extent that

                  the  System   Operator   reduces  Energy   production  from  a

                  generating  unit or units in order  to  provide  VAR  support,

                  Participants  with  Entitlements  in such  unit or  units  may receive  their  lost  opportunity  costs if and to the  extent provided  for  by  market  operation  rules  approved  by  the

                  Regional Market Operations Committee.


         (b)      A Participant  that is deemed in an hour to furnish  Operating

                  Reserve under the Agreement shall receive for each Kilowatt of each  category  of  Operating  Reserve  furnished  by  it  the applicable  Operating  Reserve  Selling  Price as defined  and determined in accordance with Section 14.9 or the Bid Price to provide such Kilowatt, if higher than the Operating Reserve

                  Selling Price for the hour.


         (c)      A  Participant  that is deemed in an hour to furnish AGC under the Agreement shall receive  therefor an amount  calculated as follows:


                  (i)      the AGC  Clearing  Price for the hour as defined  and

                           determined in accordance  with Section  14.10,  times
                                                                           -----
                           the  change in AGC  output of the  Participant's  AGC

                           Entitlements  which the System Operator  requested in

                           the hour, times an appropriate unit conversion factor
                                     -----
                           as  determined in  accordance  with market  operation

                           rules  approved  by the  Regional  Market  Operations

                           Committee; plus
                                      ----

                  (ii)     an AGC  reservation  payment for each AGC Entitlement

                           that the System  Operator  designated  for AGC in the

                           hour  calculated  as (A) the AGC  Clearing  Price  in

                           effect  for the hour,  times (B) the level of AGC the
                                                  -----
                           System  Operator  determines  to be  available in the

                           hour from the  Entitlement,  times (C) the portion of
                                                        -----
                           the  hour  during  which  the  System   Operator  had

                           designated the Entitlement for AGC; plus
                                                               ----

                  (iii)    a payment that  compensates  the  Participant for its

                           lost  opportunity  cost, if any, for the operation of

                           the   generating   unit  or   combination   of  units

                           designated  for AGC in the  hour  below  the  desired

                           level  of  output  in  order  to  provide   AGC,   as

                           determined in accordance with market  operation rules

                           approved by the Regional Market Operations Committee.


14.6     Energy Transactions with Non-Participants.
         -----------------------------------------

         (a)      The Management Committee is authorized to enter into contracts on behalf of and in the names of all Participants (i) with power pools or other entities in one or more other control areas to purchase or furnish emergency Energy (and related services) that is available for the System Operator to

                  schedule in order to ensure reliability in the NEPOOL Control

                  Area or neighboring control areas, and (ii) with

                  Non-Participants pursuant to which ancillary services will be provided by the Participants pursuant to the Tariff.  The

                  terms of any such contractual arrangement shall not require the furnishing of emergency service to any other control area until the service needs of all Participants have been

                  provided for with the least expensive resources practicable.

                  Energy purchased in any hour from Non-Participants under a contract entered into pursuant to this

                  Section  14.6(a)  shall be deemed to be furnished to, and paid for by,  Participants  entitled to or requiring such Energy in the hour  pursuant  to this  Section  14 at the  higher of the

                  Energy  Clearing  Price for the hour or the price  paid to the

                  Non-Participant for the Energy.


         (b)      The Regional Market Operations Committee is authorized to

                  provide for the day-to-day scheduling through the System

                  Operator of the HQ Phase II Firm Energy Contract, in

                  accordance with the HQ Use Agreement, as if the Contract were a contract covering Energy transactions with a Non-Participant entered into pursuant to Section 14.6(a).  The HQ Phase II

                  Firm Energy Contract shall not be deemed a Firm Contract for purposes of this Agreement.  Energy received in an hour from

                  Hydro-Quebec pursuant to the HQ Energy Banking Agreement, and

                  Energy purchased in any hour from Hydro-Quebec pursuant to the

                  HQ Phase II Firm Energy Contract or any other HQ Contract

                  shall be deemed to be Energy furnished to each Participant entitled to such Energy for the hour in the amount reflected for the Participant in the System Operator's scheduling of

                  Energy deliveries in the hour from Hydro-Quebec; except that
                                                                   -----------
                  emergency Energy received from Hydro-Quebec under the HQ

                  Interconnection Agreement shall be deemed to be Energy

                  provided to (and shall be paid for by)

                  Participants  requiring such emergency Energy in the hour. The

                  System  Operator  shall  schedule  such Energy  deliveries  to accommodate,  to the maximum extent possible,  the schedule of

                  Energy   deliveries   from   Hydro-Quebec   requested  by  the

                  Participant.  The  Participants  deemed to have  received such

                  Energy shall pay  therefor  the higher of the Energy  Clearing

                  Price  (together  with any  applicable  uplift  charges  under

                  Sections  14.14  and/or  14.15  and any  applicable  fees  for services  assessed pursuant to Section 19.2) or the price paid to  Hydro-Quebec  for the  Energy  (or in the  case of  Energy received under the HQ Energy Banking Agreement, the price paid for the related Energy  deliveries to  Hydro-Quebec  under the

                  Agreement and any amount payable to Hydro-Quebec  with respect to the transaction).


14.7     Participant Purchases Pursuant to Firm Contracts and System Contracts.
         ---------------------------------------------------------------------

         (a)      For Firm  Contracts  and System  Contracts,  the  treatment of

                  Installed Capability,  Operable Capability,  Energy, Operating

                  Reserve  and AGC  between  the  seller  and the  purchaser  in determining their respective responsibilities and Entitlements shall be as agreed  between the  parties  and  reported to the

                  System  Operator in  accordance  with market  operation  rules approved by the Regional

                  Market Operations Committee. If and to the extent necessary to implement  the  agreement  between  the  parties,  such market operation  rules,  upon approval by the Management  Committee,

                  shall supersede the provisions of the Agreement that otherwise apply for determination of the respective responsibilities and

                  Entitlements of the parties.


         (b)      In the event a Participant has the right to receive Operable

                  Capability, Energy, Operating Reserve and/or AGC from a

                  Non-Participant under a System Contract or a Firm Contract,

                  such Contract shall be treated as nearly as possible as if it were a Unit Contract for an Operable Capability Entitlement,

                  Energy Entitlement, Operating Reserve Entitlement and/or AGC

                  Entitlement, as applicable, provided that, in the case of
                                              -------------
                  Energy, Operating Reserve, and/or AGC, the System Contract or

                  Firm Contract permits the scheduling of deliveries of such

                  Energy, Operating Reserve and/or AGC to be subject in whole or part to central dispatch through the System Operator in

                  accordance with market operation rules approved by the

                  Regional Market Operations Committee.

14.8     Determination of Energy Clearing Price.
         --------------------------------------

         For each hour, the System  Operator shall determine the Energy Clearing

         Price as follows:


         (a)      The  System  Operator  shall  rank in the  order of  lowest to highest (i) the Dispatch Prices derived from the Bid Prices to furnish  Energy in the hour and (ii) the cost to NEPOOL of any

                  Energy received from  Non-Participants in the hour pursuant to contracts referenced in Section 14.6.


         (b)      The Energy Clearing Price shall be the weighted average of the

                  Dispatch Prices (or NEPOOL cost) of the "Energy Clearing Price

                  Block" as defined in the next sentence.  The Energy Clearing

                  Price Block shall be identified for each hour in accordance with market operation rules approved by the Regional Market

                  Operations Committee to reflect those resources with the

                  highest Dispatch Prices or NEPOOL cost that were centrally dispatched by the System Operator for Energy deemed to have been furnished to the Participants, excluding resources that were dispatched out of merit as determined in accordance with market operation rules approved by the Regional Market

                  Operations Committee.

14.9     Determination of Operating Reserve Selling Price and Clearing Price.
         -------------------------------------------------------------------

         (a)      For  each  hour  as  necessary,   the  System  Operator  shall

                  determine  the  Operating  Reserve  Clearing  Price  for  each category of Operating Reserve as follows:


                  (i)      The System  Operator  shall  determine  the aggregate

                           Kilowatts  of the  applicable  category of  Operating

                           Reserve that are deemed  pursuant to Section  14.3(b)

                           to have been received by Participants for the hour.


                  (ii)     For 10-Minute Non-Spinning Reserve and 30-Minute

                           Operating Reserve, the System Operator shall rank in

                           the order of lowest to highest the Bid Prices of the

                           resources designated by the System Operator for that

                           category of Operating Reserve for the hour.  The

                           applicable Operating Reserve Clearing Price for

                           10-Minute Non-Spinning Reserve or 30-Minute Operating

                           Reserve shall be the weighted average of the highest

                           Bid Prices for the 1000 Kilowatts (or such other

                           number as may be specified by the Regional Market

                           Operations Committee) of that category of Operating

                           Reserve that are designated by the System Operator

                           for use in the hour.

                  (iii)    For 10-Minute Spinning Reserve the System Operator

                           shall rank in order of lowest to highest the sum for

                           each Operating Reserve Entitlement of (A) the Bid

                           Price for such Entitlement and (B) the lost

                           opportunity costs (as defined in Section 14.9(d)

                           (ii)).  The Operating Reserve Clearing Price for

                           10-Minute Spinning Reserve shall be the weighted

                           average for the 1000 Kilowatts (or such other number

                           as may be specified by the Regional Market Operations

                           Committee) of the highest sums for the hour of the

                           Entitlements that were designated by the System

                           Operator for use in the hour.


         (b)      The  Operating  Reserve  Selling  Price  for any hour for each

                  Kilowatt  of 10- Minute  Non-Spinning  Reserve  and  30-Minute

                  Operating  Reserve  deemed to be furnished by a Participant in the hour pursuant to Section  14.3(b) shall be the  applicable

                  Operating Reserve Clearing Price determined in accordance with

                  Section 14.9(a).


         (c)      Prior to the  Third  Effective  Date,  the  Operating  Reserve

                  Selling  Price  for any hour for each  Kilowatt  of  10-Minute

                  Spinning  Reserve deemed to be furnished by a Participant from one of its generating units designated for the hour by the

                  System  Operator for 10-Minute  Spinning  Reserve  pursuant to

                  Section  14.3(b)  shall be an  amount  equal to the sum of the

                  "Lost  Opportunity  Clearing  Price" and the lost  opportunity cost (as  defined in  Section  14.9(d)(ii)),  if any,  for the generating  unit,  both  as  determined  pursuant  to  Section

                  14.9(d)  below.  On and after the Third  Effective  Date,  the

                  Operating  Reserve  Selling  Price  for an hour for  10-Minute

                  Spinning  Reserve shall be the  applicable  Operating  Reserve

                  Clearing Price for that hour.


         (d)      Prior to the Third  Effective  Date, for each hour, the System

                  Operator shall determine a Lost Opportunity Clearing Price for use in  determining  the Operating  Reserve  Selling Price for

                  10-Minute Spinning Reserve. A Lost Opportunity  Clearing Price

                  shall be calculated for every hour as follows:


                  (i)      The System  Operator shall determine the Kilowatts of

                           10-Minute  Spinning  Reserve that it  designated  and

                           required for the hour.


                  (ii)     For that  hour,  the  System  Operator  shall rank in

                           order of lowest to highest the lost opportunity costs

                           for  generating   units   designated  by  the  System

                           Operator to provide 10-Minute Spinning Reserve in the

                           hour.

                           For   purposes  of  this  Section   14.9,   the  lost

                           opportunity cost for a Participant's  generating unit

                           shall be the  amount  by which  the  Energy  Clearing

                           Price for the hour exceeds the unit's  Dispatch Price

                           (not  less  than   zero),   plus,   in  the  case  of
                                                       ----
                           hydroelectric   generating   facilities   and  pumped

                           storage hydroelectric generating facilities,  the Bid

                           Price  in the  hour  for  each  facility  to  provide

                           10-Minute Spinning Reserve.


                  (iii)    The Lost Opportunity Clearing Price for an hour shall

                           be the weighted average of the highest 1000 Kilowatts

                           (or such  other  number  as may be  specified  by the

                           Regional   Market   Operations   Committee)  of  lost

                           opportunity  costs  for  generating  units  that were

                           designated   by  the  System   Operator   to  provide

                           10-Minute Spinning Reserve in the hour.


14.10    Determination of AGC Clearing Price.
         -----------------------------------

         For each hour,  the System  Operator  shall  determine the AGC Clearing

         Price.  The AGC  Clearing  Price  shall be the  weighted  average  "AGC

         Capability Price" for the "AGC Clearing Price Block," as both terms are defined below in this Section 14.10.  The AGC Capability Price for each hour for each AGC Entitlement designated by the

         System  Operator to provide AGC in the hour shall be a cost per unit of

         AGC capability  based on the Bid Price for the Entitlement for the hour divided  by  the  amount  of  AGC  available  in  the  hour  from  that

         Entitlement.  The AGC Clearing  Price Block shall be  identified by the

         System Operator for each hour in accordance with market operation rules approved by the Regional Market  Operations  Committee to reflect those

         AGC resources  with the highest Bid Prices that were  designated by the

         System  Operator to provide AGC in the hour and were deemed pursuant to

         Section 14.3(c) to have been received by Participants for the hour.


14.11    Funds to or from which Payments are to be Made.
         ----------------------------------------------

                  (a)      All  payments for Energy,  Operating  Reserves or AGC

                           furnished  or  received,   all  uplift  charges  paid

                           pursuant  to  this  Section  14,  and  all  fees  for

                           services  paid  pursuant  to  Section  19.2,  and any

                           payments by  Non-Participants  for ancillary services

                           under  Schedules  2-7 to the  Tariff or  pursuant  to

                           arrangements  referenced  in Section  14.6,  shall be

                           allocated  each month  through  the Pool  Interchange

                           Fund as follows:

                           Step One.  For each week in which Energy is delivered
                           --------
                           or received  under the HQ Energy  Banking  Agreement,

                           all payments with respect to transactions  under that

                           Agreement shall be made to or from the Energy Banking

                           Fund provided for in Section 14.11(b).


                           Step Two.  (i) For each  week in which  Pre-Scheduled
                           --------
                           Energy (as defined in the HQ Phase I Energy Contract)

                           is  purchased  pursuant  to the  HQ  Phase  I  Energy

                           Contract, the aggregate amount which is paid pursuant

                           to   Section   14.6(b)   for  such   Energy  by  each

                           Participant  which is a  participant  in the  Phase I

                           arrangements  with  Hydro-Quebec  shall be determined

                           and paid on the Participant's  account into the Phase

                           I Savings Fund.


                           (ii)  For  each  week in which  Energy  is  purchased

                           pursuant to the HQ Phase II Firm Energy Contract, the

                           aggregate  amount  which is paid  pursuant to Section

                           14.6(b) for such Energy by each Participant  which is

                           a  participant  in the  Phase  II  arrangements  with

                           Hydro-Quebec  shall  be  determined  and  paid on the

                           Participant's account into the Phase II Savings Fund.

                           Step Three. For each week in which Other HQ Energy is
                           ----------
                           purchased  pursuant to the HQ Phase I Energy Contract

                           or   Energy   is   purchased   pursuant   to  the  HQ

                           Interconnection  Agreement, the aggregate amount paid

                           pursuant to Section  14.6(b) for such Energy shall be

                           determined   for   each   Participant   which   is  a

                           participant  in the Phase I or Phase II  arrangements

                           with  Hydro-Quebec.  Such amount  shall be  allocated

                           between  the  Participant's  share  of  the  Phase  I

                           Savings Fund and the Participant's share of the Phase

                           II Savings Fund created under the HQ Use Agreement in

                           the same  ratio as (A) the sum of (x) the  number  of

                           kilowatthours   of  Other  HQ  Energy  deemed  to  be

                           purchased by the Participant  during the week and (y)

                           the  HQ  Phase  I   Percentage   of  the   number  of

                           kilowatthours   deemed   to  be   purchased   by  the

                           Participant  under the HQ  Interconnection  Agreement

                           during  the  week,  bears  to  (B)  the HQ  Phase  II

                           Percentage of the number of  kilowatthours  purchased

                           under the HQ  Interconnection  Agreement  during  the

                           week.


                           Step Four.  The balance remaining in the Pool
                           ---------
                           Interchange Fund after Steps One through Three shall

                           be retained in the Pool Interchange Fund for the month and shall be used and disbursed after each month in the following order:


                           (i)      (A) amounts owed to Non-Participants (other

                                    than Hydro-Quebec) for the month under

                                    contracts entered into with them pursuant to

                                    Section 14.6(a) shall be paid, and (B)

                                    amounts owed to Hydro-Quebec for the month

                                    for Energy deemed to be furnished pursuant

                                    to Section 14.6(b) to Participants which are

                                    not participants in the Phase I or Phase II

                                    arrangements with Hydro-Quebec shall be paid

                                    and, in the event the price paid by any such

                                    Participant for such Energy is the Energy

                                    Clearing Price, the excess, if any, of the

                                    Energy Clearing Price over the amount owed

                                    to Hydro-Quebec shall be paid to the

                                    Participant;


                           (ii)     amounts paid by Participants  for applicable

                                    fees  for  services   assessed  pursuant  to

                                    Section 19.2 shall be used to reduce  NEPOOL

                                    expenses; and

                           (iii)    amounts owed to  Participants  for the month

                                    pursuant to Section 14.5 shall then be paid.


                  (b)      HQ Energy Banking Fund. All amounts  allocated to the
                           ----------------------
                           HQ Energy  Banking  Fund for each month shall be used

                           and disbursed as follows:


                           (i)      Participants   which   furnish   Energy  for

                                    delivery to Hydro-Quebec under the HQ Energy

                                    Banking  Agreement  shall  receive  therefor

                                    from their share of the Energy  Banking Fund

                                    the  amount to which they are  entitled  for

                                    such  service  in  accordance  with  Section

                                    14.5.


                           (ii)     amounts  required to be paid to Hydro-Quebec

                                    under the HQ Energy Banking  Agreement shall

                                    be paid  from the  shares of the Fund of the

                                    Participants  engaging in transactions under

                                    the HQ  Energy  Banking  Agreement  for  the

                                    month in  accordance  with their  respective

                                    interests in the transactions for the month.

                                    If there is not  enough  in any such  share,

                                    the Participants with the
                                    deficient  shares  shall be  billed  and pay

                                    into  their  shares of the Fund the  amounts

                                    required for payments to Hydro-Quebec.


                           (iii)    subject to the remaining provisions of this

                                    Section, at the end of each month any

                                    balance remaining in each Participant's

                                    share of the HQ Energy Banking Fund shall

                                    (I) in the case of any Participant which is

                                    not a participant in the Phase I or Phase II

                                    arrangements with Hydro-Quebec, be paid to

                                    such Participant, and (II) in the case of

                                    any Participant which is a participant in

                                    the Phase I or Phase II arrangements with

                                    Hydro-Quebec, be paid to the Escrow Agent

                                    under the HQ Use Agreement to be held and

                                    disbursed by it through the Phase I Savings

                                    Fund and Phase II Savings Fund created under

                                    the HQ Use Agreement, and shall be allocated

                                    between the Participant's share of said

                                    Funds as follows:


                                    (A)     the   balance   remaining   in   the

                                            Participant's share of the HQ Energy

                                            Banking  Fund for the month shall be

                                            divided    by    the    number    of

                                            kilowatthours  deemed to be received

                                            by the

                                            Participant   under  the  HQ  Energy

                                            Banking  Agreement  during the month

                                            to  determine  an  average   savings

                                            amount per kilowatthour;


                                    (B)     for any hour during the month in

                                            which the number of kilowatthours

                                            received by NEPOOL under the HQ

                                            Energy Banking Agreement exceeded

                                            the HQ Phase I Transfer Capability,

                                            an amount equal to (A) the
                                                      --------
                                            Participant's share of the excess of

                                            (1) the number of kilowatthours

                                            received over (2) the HQ Phase I

                                            Transfer Capability times (B) the
                                                                -----
                                            average savings amount per

                                            kilowatthour determined for that

                                            Participant under (i) above shall be

                                            allocated to the Phase II Savings

                                            Fund; and


                                    (C)     the   remaining   balance   of   the

                                            Participant's share of the HQ Energy

                                            Banking  Fund for the month shall be

                                            allocated  to the  Phase  I  Savings

                                            Fund.

                           It is recognized  that, in view of the time which may

                           elapse  between  the  delivery  of  Energy  to  or by

                           Hydro-Quebec in an Energy Banking  transaction  under

                           the HQ Energy Banking Agreement and the return of the

                           Energy,  the  amounts  of  Energy  delivered  to  and

                           received  from  Hydro-Quebec,  after  adjustment  for

                           losses,  may  not  be in  balance  at  the  end  of a

                           particular month.


                           Further,  if as of the  end of any  month  and  after

                           adjustment  for  electrical  losses,  the  cumulative

                           amount  of  Energy  so  received  from   Hydro-Quebec

                           exceeds the amount so delivered, the aggregate amount

                           paid by  Participants  for the excess Energy pursuant

                           to  Section  14.6(b)  shall  be  paid  to the  Energy

                           Banking  Fund.  The  Escrow  Agent  under  the HQ Use

                           Agreement  shall hold and invest these funds.  On the

                           return  of the  excess  Energy to  Hydro-Quebec,  the

                           amount so held by the Escrow Agent shall be repaid to

                           Hydro-Quebec  and Participants in accordance with the

                           Energy Banking Agreement.


                  (c)      Phase  I  HQ  Savings  Fund.  The  aggregate   amount
                           ---------------------------
                           allocated to each Participant's  share of the Phase I

                           HQ Savings Fund for each month shall
                           be used,  first,  to pay to  Hydro-Quebec  the amount

                           owed to it for the month for Energy  furnished  under

                           the  Phase I HQ  Energy  Contract  and the HQ Phase I

                           Percentage of the amount owed to it for the month for

                           Energy  furnished  to the  Participants  under the HQ

                           Interconnection  Agreement. The balance of the amount

                           allocated  to the Fund for the month shall be paid to

                           the Escrow  Agent  under the HQ Use  Agreement  to be

                           held  and  disbursed  by it  through  the  Phase I HQ

                           Savings Fund created  thereunder in  accordance  with

                           each Participant's contribution to such balance.


                  (d)      Phase II HQ Savings Fund.  The aggregate amount
                           ------------------------
                           allocated to the Phase II HQ Savings Fund for each

                           month shall be used, first, to pay to Hydro-Quebec

                           the amount owed to it for the month for Energy deemed

                           to be furnished to the Participant under the Phase II

                           HQ Firm Energy Contract and the HQ Phase II

                           Percentage of the amount owed to it for the month for

                           Energy deemed to be furnished to the Participant

                           under the HQ Interconnection Agreement.  The balance

                           of the amount allocated to the Fund for the month

                           shall be paid to the Escrow Agent under the HQ Use

                           Agreement to be held and disbursed by it through the

                           Phase  II  HQ  Savings  Fund  created  thereunder  in

                           accordance  with each  Participant's  contribution to

                           such balance.


14.12    Development of Rules Relating to Nuclear and  Hydroelectric  Generating
         -----------------------------------------------------------------------
         Facilities,   Limited-Fuel  Generating  Facilities,  and  Interruptible
         -----------------------------------------------------------------------
         Loads.
         -----

         It is recognized  that the central  dispatch of Energy  available  from

         nuclear   generating   facilities  and  from  pondage  associated  with

         hydroelectric generating facilities and from interruptible loads and of pumping Energy for pumped storage  hydroelectric  generating facilities and other limited-fuel  generating facilities involves special problems which must be resolved to assure fair and non-discriminatory  treatment of Participants  having  Entitlements in such generating  facilities or having such interruptible  loads or any other Participants  involved in

         such   transactions.   Accordingly,   the  Regional  Market  Operations

         Committee shall analyze such special  problems and develop  appropriate rules for dispatching such facilities  (including,  but not limited to,

         bids for dispatchable pumping load at pumped storage  facilities),  for

         handling  such   interruptible   loads  and  for  paying  for  Operable

         Capability,   Energy,  Operating  Reserve  and  AGC  involved  in  such

         transactions on a basis consistent with the principles  underlying this

         Section 14; and upon approval by the  Management  Committee  such rules shall  supersede the  provisions of Sections 12 and 14 to the extent of any conflict.

14.13    Dispatch and Billing  Rules During Energy  Shortages.  It is recognized
         ----------------------------------------------------
         that  Energy  shortages  can result in special  problems  which must be resolved to assure that dispatch and billing  provisions do not prevent achievement of the objectives  specified in Section 13.4.  Accordingly,

         the Regional  Market  Operations  Committee  shall analyze such special problems  and develop  appropriate  dispatch  and  billing  rules to be applied during periods when the Management  Committee  determines  that there is, or is anticipated to be, an Energy  shortage which  adversely affects  the bulk  power  supply  of the  NEPOOL  Control  Area and any adjoining areas served by Participants. Upon approval by the Management

         Committee, such rules shall supersede the economic dispatch and billing provisions  of this  Agreement to the extent of any conflict  therewith for the duration of such Energy shortage period.


14.14    Congestion Uplift.
         -----------------

                  (a)      If  limitations  in available  transmission  capacity

                           over any interface  within the NEPOOL Control Area in

                           any hour  require that the System  Operator  dispatch

                           out-of-merit   resources   that   are   bid   by  the

                           Participants, the System Operator shall determine for

                           the  affected  area or  areas  the  aggregate  of the

                           Congestion Costs for all such out-of-merit  resources

                           for the hour. The  Congestion  Costs for each hour in

                           any month shall be
                           paid as a  transmission  charge and  included  in the

                           charge for Regional Network Service or Through or Out

                           Service,    whichever   is   applicable,   by   those

                           Participants and Non-Participants which are obligated

                           to pay a Regional  Network  Service charge or Through

                           or Out Service  charge for the month,  in  accordance

                           with the following formula:


                                                         (HLi + RCi)
                                    CH       =   CC  o    ---------
                                                         (HL  + RC)

                                            in which

                                    CH       =    the amount to be paid by a
                                                  Participant or Non-Participant
                                                  for the hour;

                                    CC       =    the Congestion Costs for the
                                                  hour to be allocated and paid
                                                  pursuant to this subsection
                                                  (a);

                                    HLi     =     the Load of the Participant or
                                                  Non-Participant for the hour,
                                                  if it is obligated to pay a
                                                  Regional Network Service
                                                  charge for the month;

                                    HL      =     the aggregate of the Loads for
                                                  the hour of all Participants
                                                  and Non-Participants which are
                                                  obligated to pay a Regional
                                                  Network Service charge for the
                                                  month;

                                    RCi     =     the Reserved Capacity, if any,
                                                  for Through or Out Service of
                                                  the Participant or
                                                  Non-Participant for the hour;
                                                  and

                                    RC            =   the   aggregate   Reserved
                                                  Capacity,  if any, for Through
                                                  or   Out    Service   of   all
                                                  Participants and Non-
                                                  Participants for the hour.

                           Except  as  provided  in  the  next  sentence,   this

                           subsection  (a) shall  remain in effect no later than

                           December   31,   1999  and  shall   then   terminate.

                           Notwithstanding the foregoing, if prior to January 1,

                           2000,   Participants  having  in  the  aggregate  the

                           requisite  number of Voting  Shares have executed and

                           filed  with  the   Commission  an  amendment  to  the

                           Agreement and/or the Tariff to modify  subsection (c)

                           of this  Section or to adopt some other  modified  or

                           substitute  provision  dealing with the allocation of

                           Congestion Costs in a constrained  transmission area,

                           but such amendment has not become  effective,  and/or

                           the preparation of necessary  implementing  rules and

                           computer  software  has not been  completed  prior to

                           January  1,  2000,  if the  Management  Committee  so

                           elects this  subsection  (a) shall continue in effect

                           until such amendment becomes effective and such rules

                           and computer software have been completed.


                  (b)      It  shall  be the  responsibility  of the  Management

                           Committee  to  review  prior to  January  1, 2000 the

                           Congestion   Costs   incurred  with  the  new  market

                           arrangements  contemplated  by  Section  14 and  with

                           retail access,  and to determine  whether  subsection

                           (c) of this Section, together with an
                           amendment  specifying the rights of Participants  and

                           Non-Participants   across  a  constrained   interface

                           within  the  NEPOOL  Control  Area and to make  other

                           necessary or appropriate  changes in subsection  (c),

                           all of the  provisions  of which shall be  considered

                           for   modification,   or  some  other   modified   or

                           substitute  provision  dealing with the allocation of

                           Congestion Costs in a constrained  transmission area,

                           should be made effective on January 1, 2000 and after

                           the preparation of necessary  implementing  rules and

                           computer software or on an earlier or later effective

                           date.  If  the  Committee   determines  that  such  a

                           provision   should  be  made   effective,   it  shall

                           recommend to the Participants any required  amendment

                           to the Agreement and/or the Tariff and a schedule for

                           implementation  which will permit sufficient time for

                           the  development  of  necessary  rules  and  computer

                           software.  If the  Management  Committee is unable to

                           agree on such a  determination  prior to  January  1,

                           2000 any  Participant  or group of  Participants  may

                           propose  such an  amendment  and schedule in a filing

                           with the Commission.


                  (c)      Commencing  on January 1,  2000,  but  subject to the

                           adoption  of an  amendment  specifying  the rights of

                           Participants and Non-Participants
                           across  constrained   interfaces  within  the  NEPOOL

                           Control   Area  and   making   other   necessary   or

                           appropriate   changes   in  the   language   of  this

                           subsection  (c),  and the  preparation  of  necessary

                           implementing rules and computer software, (or on such

                           earlier or later  date as is fixed by the  Management

                           Committee in accordance  with  subsection (b) of this

                           Section),    whenever    limitations   in   available

                           transmission  capacity in any hour  require  that the

                           System Operator dispatch out-of-merit  resources that

                           are bid by the  Participants  in any  area  which  is

                           determined to be a constrained  transmission  area in

                           accordance  with market  operation  rules approved by

                           the  Regional  Market  Operations  Committee  and the

                           Regional  Transmission   Operations  Committee,   the

                           System  Operator shall  determine for the constrained

                           transmission area the aggregate  Congestion Costs for

                           the hour.


                           Such   Congestion   Costs  for  each  hour  shall  be

                           allocated   to   and   paid   by   Participants   and

                           Non-Participants as a congestion uplift as follows:


                           (i)      In accordance with market operation rules

                                    approved by the Regional Market Operations

                                    Committee and the Regional

                                    Transmission   Operations   Committee,   the

                                    System  Operator  shall  identify  for  each

                                    Participant    and    Non-Participant    the

                                    difference  in  megawatt   hours,   if  any,

                                    between  (A)  Electrical  Load served by the

                                    Participant   or   Non-Participant   in  the

                                    constrained  area  and  transactions  by the

                                    Participant or Non-Participant  occurring in

                                    the  hour  which  utilized  the  constrained

                                    interface   to  move   Energy   through  the

                                    constrained  area and (B) the  Participant's

                                    or    Non-Participant's    in-merit   Energy

                                    Entitlements located in the constrained area

                                    that  were  used in the hour to  serve  such

                                    Electrical  Load,  taking into  account Firm

                                    Contracts  and  System   Contracts   between

                                    Participants and electrical  losses,  if and

                                    as appropriate.


                           (ii)     The System  Operator shall identify for each

                                    Participant and Non-Participant the megawatt

                                    hours,   if  any,  of  the  rights  of  that

                                    Participant  or  Non-Participant  to use the

                                    then effective  transfer  capability  across

                                    the constrained interface.

                           (iii)    The System Operator shall identify for eac

                                    Participant and Non-Participant the megawatt

                                    hours, if any, by which the amount

                                    determined pursuant to clause (i) above for

                                    that Participant or Non-Participant exceeds

                                    the amount determined for that Participant

                                    or Non-Participant pursuant to clause (ii)

                                    above.  If the clause (i) amount exceeds the

                                    clause (ii) amount, the Participant or

                                    Non-Participant shall be responsible for

                                    paying a share of the aggregate Congestion

                                    Costs in proportion to the Participant's or

                                    Non-Participant's share of the aggregate

                                    amount of such excesses for all Participants

                                    and Non-Participants, and such Congestion

                                    Costs shall be included, as a transmission

                                    charge, in the Regional Network Service or

                                    Through or Out Service charge, whichever is

                                    applicable.


                  (d)      As used in this Section 14.14, the "Congestion  Cost"

                           of an  out-of-merit  resource  for an hour  means the

                           product of (i) the  difference  between its  Dispatch

                           Price  and the  Energy  Clearing  Price for the hour,

                           times (ii) the number of megawatt  hours  produced by

                           the resource for the hour.

14.15    Additional  Uplift  Charges.  It is recognized that the System Operator
         ---------------------------
         may be required  from time to time to dispatch  resources  out of merit for reasons other than those covered by Section 14.14. Accordingly,  if and to the extent  appropriate,  feasible and  practical,  dispatch and operational costs shall be categorized and allocated as uplift costs to those Participants and  Non-Participants  that are responsible for such costs.  Such allocations  shall be determined in accordance with market operation  rules  that  are  consistent  with  this  Agreement  and any applicable regulatory  requirements and approved by the Regional Market

         Operations Committee.



                                    PART FOUR

                             TRANSMISSION PROVISIONS


                                   SECTION 15

                      OPERATION OF TRANSMISSION FACILITIES
                      ------------------------------------


15.1     Definition  of  PTF.  PTF  or  pool  transmission  facilities  are  the
         -------------------
         transmission  facilities  rated  69 kV or above  owned by  Participants required to allow Energy from significant  power sources to move freely on the New England transmission network, and include:

         (1)      All transmission lines rated 69 kV and above, except:


                  (a)      Those  which are  required  to serve local load only,

                           thereby contributing little or no parallel capability

                           to the interconnected system.


                  (b)      Generator  leads,  which are defined as  transmission

                           from a generation bus to the nearest significant load

                           bus or radial  transmission  from a generator  bus to

                           the nearest point on the interconnected network.


                  (c       Lines that are normally operated open.


         (2)      Necessary  linkages  (includes  substation  facilities such as

                  transformers,   circuit  breakers  and  associated  equipment)

                  required to interconnect the lines which constitute PTF.


         (3)      If  a   Participant   with   significant   generation  in  its

                  transmission  and  distribution  system  (initially  25 MW) is

                  connected  to  the  New  England   network  and  none  of  the

                  transmission facilities owned by the Participant qualify to be included  in PTF as defined  in (1) and (2)  above,  then such

                  Participant's connection to PTF
                  will constitute PTF if both of the following requirements are met for this connection:


                  (a)      The connection is rated 69 kV or above.


                  (b)      The  connection  is the principal  transmission  link

                           between the  Participant and the remainder of the New

                           England PTF network.


         The  Regional  Transmission  Planning  Committee  shall review at least annually the status of  transmission  lines and related  facilities and determine whether such facilities  constitute PTF and shall prepare and keep current a schedule of PTF facilities.


                  The  following  examples  indicate  the  intent  of the  above definitions:


                           (i)      Radial tap lines to local load are excluded.


                           (ii)     Lines which loop  (supply from more than one

                                    substation)    a   load    bus    into   the

                                    interconnected network are included.

                           (iii)    Lines  which  loop  (supply to more than one

                                    substation)   a   generator   bus  into  the

                                    interconnected network are included.


                           (iv)     Radial  connections  or  connections  from a

                                    generating station to a single substation on

                                    the  interconnected   network  are  excluded

                                    unless the requirements of paragraph 3 above

                                    are met.


                  Transmission  facilities  owned  by  a  Related  Person  of  a

                  Participant which are rated 69 kV or above and are required to allow Energy from significant  power sources to move freely on the New England transmission network shall also constitute PTF provided (i) such Related  Person files with the  Secretary of the Management  Committee its consent to such  treatment;  and

                  (ii) the Management Committee determines that treatment of the facility  as PTF will  facilitate  accomplishment  of NEPOOL's objectives.  If a facility  constitutes  PTF  pursuant to this paragraph, it shall be treated as "owned" by a Participant for purposes of the Tariff and the other  provisions  of Part Four of the Agreement.


15.2     Maintenance and Operation in Accordance with Good Utility Practice.
         ------------------------------------------------------------------

         Each Participant which owns or operates PTF or other transmission facilities rated 69 kV or
         above  shall,  to  the  fullest  extent  practicable,  cause  all  such transmission  facilities  owned  or  operated  by it  to  be  designed,

         constructed,  maintained  and operated in accordance  with Good Utility

         Practice.


15.3     Central Dispatch.  Each Participant which owns or operates PTF or other
         ----------------
         transmission  facilities  rated 69 kV or above  shall,  to the  fullest extent practicable,  subject all such transmission  facilities owned or operated by it to central  dispatch by the System  Operator;  provided,

         however,  that each Participant shall at all times be the sole judge as to whether or not and to what extent  safety  requires that at any time any of  such  facilities  will be  operated  at less  than  their  full capability or not at all.


15.4     Maintenance and Repair.  Each Participant  shall, to the fullest extent
         ----------------------
         practicable:  (a) cause transmission facilities owned or operated by it to be  withdrawn  from  operation  for  maintenance  and repair only in accordance with maintenance  schedules reported to and published by the

         System Operator in accordance  with procedures  approved or established by the Regional  Transmission  Operations  Committee from time to time,

         (b) restore such facilities to good operating condition with reasonable promptness, and (c) in emergency situations, accelerate maintenance and repair at the reasonable request of
         the System  Operator in accordance  with rules approved by the Regional

         Transmission Operations Committee.


15.5     Additions to or Upgrades of PTF. The need for an addition to or upgrade
         -------------------------------
         for PTF may be determined in connection  with an application or request for service  under the Tariff,  or may be  separately  identified  by a

         NEPOOL committee,  a Participant or the System Operator.  In accordance with the Tariff, if it is likely that a Direct Assignment Facility will be required, a study to assess available  transmission capacity and, if necessary,  a System  Impact  Study  and a  Facilities  Study  shall be performed  by the  affected  Participant  in whose  Local  Network  the addition  or  upgrade  would be  effected  and may be  effected  by the

         Participant  in any  other  case,  subject  to  review  by  the  System

         Operator.  A study may also be conducted  by the Regional  Transmission

         Planning  Committee and/or the System Operator with review of the study by the System  Operator if it does not  perform  the study.  Studies to assess  available  transmission  capacity and System Impact Studies and

         Facilities Studies shall be conducted in accordance with the applicable methodology  specified  in  Attachments  C and D to the  Tariff and the applicable  procedures  specified  in the  Tariff  with  respect to the payment of the costs of the study shall apply.

         If the studies  conducted in connection  with an application or request for  service  under the  Tariff,  or as part of a separate  review by a

         Participant, the Regional Transmission Planning Committee or the System

         Operator,  indicate that new facilities or a facility  modification  or other  upgrade of PTF  facilities  are  necessary  to ensure  adequate,

         economic and reliable operation of the bulk power supply systems of the

         Participants  for  regional  purposes,  whether  or  not  a  particular customer is benefited,  one or more Participants or other entities, may be designated by the Regional Transmission Planning Committee,  subject to review by the System Operator,  to design or effect the construction or modification.  The Participants shall be obligated to support all of the carrying costs of the facility which are not designated for support by particular  Participants or  Non-Participants  as Direct  Assignment

         Facilities or on some other basis in  accordance  with the Tariff or by mutual  agreement,  on a load ratio share basis  during the  Transition

         Period  and  thereafter  as part  of the  Annual  Transmission  Revenue

         Requirements to be paid through the Regional Network Service rate.


         In  determining  the  support  obligations  ("Support  Shares")  for  a particular PTF upgrade or addition,  the Regional Transmission Planning

         Committee, subject to review by the System Operator, may determine that the proposed  facilities exceed regional system and regulatory or other public requirements. In such a case, the Regional Transmission

         Planning  Committee,  subject  to review by the  System  Operator,  may require the  Participant in whose Local Network the addition or upgrade is to be effected,  to bear the excess cost and include it in the costs to be recovered under the Participant's Local Network Service tariff.


         In fixing the support  obligations  of a PTF  addition or upgrade,  the

         Regional  Transmission  Planning,  subject  to  review  by  the  System

         Operator,  may  require  that a portion  or all of the costs be paid by particular users. The designation of the users of a particular facility supporting  the facility  may be changed by the  Regional  Transmission

         Planning Committee, subject to review by the System Operator, from time to time as the use changes.


         Upon the  designation  of a  Participant  or other entity to design and effect a PTF addition or upgrade and the fixing of the support payments to be made by the  Participants  and  Non-Participants,  the designated

         Participant  or other entity  shall,  subject to Sections 18.4 and 18.5 and the receipt of any  necessary  public  approvals or permits and the acquisition of any required  rights of way or other  property,  use its best efforts to effect the proposed construction or modification.

         The terms of the support  arrangement  for a particular PTF addition or upgrade with respect to continued  support of the facility in the event of a termination of NEPOOL,  the  cancellation  of the project due to a failure to obtain regulatory approvals or permits or required rights of way or other  property,  or action to terminate the project  before its completion for whatever reason shall be determined by agreement between

         the  designated   Participant(s)  or  other  entity  and  the  Regional

         Transmission  Planning  Committee,  subject  to  review  by the  System

         Operator, as a part of the designation process on a case-by-case basis.


                                   SECTION 16

                              SERVICE UNDER TARIFF
                              --------------------


16.1     Effect of Tariff.  The Tariff  specifies the terms and conditions under
         ----------------
         which the  Participants  will  provide  regional  transmission  service

         through   NEPOOL.   This  Section  16  specifies   various  rights  and

         obligations  with respect to the revenues to be collected by NEPOOL for the  Participants  under the Tariff and related  matters.  The usage in this  Section  16 of terms  which are  defined  in the  Tariff  and not

         otherwise   defined  in  this  Agreement  is  in  accordance  with  the definitions of such terms in the Tariff.

16.2     Obligation to Provide Regional Service.  The Participants which own PTF
         --------------------------------------
         shall collectively provide through NEPOOL regional transmission service over their PTF facilities,  and the facilities of their Related Persons which  constitute  PTF  in  accordance  with  Section  15.1,  to  other

         Participants and other Eligible  Customers  pursuant to the Tariff. The

         Tariff   provides  open  access  for  all  of  the  types  of  regional transmission  service  required  by  Participants  and  other  Eligible

         Customers  over PTF and it is  intended  to be the only  source of such service, except for service provided for Excepted Transactions.


16.3     Obligation to Provide Local Network  Service.  Each  Participant  which
         --------------------------------------------
         owns transmission  facilities other than PTF shall provide service over such  facilities  to other  Participants  or other  Eligible  Customers connected to the Transmission  Provider's  transmission system pursuant

         to  a  tariff  (a  "Local  Network   Service   Tariff")  filed  by  the

         Transmission  Provider  with  the  Commission.  A  Participant  is also obligated  to  provide  Local  Point-to-Point  Service  under its Local

         Network  Service Tariff or otherwise,  to permit a Participant or other

         Entity with an  Entitlement in a generating  unit in the  Participant's local  network  to  deliver  the  output of the  generating  unit to an interconnection point on PTF.

         A Local Network Service Tariff shall provide:


         (i)      for a pro rata  allocation  of  monthly  revenue  requirements between the Participant which is the Transmission Provider and

                  the  Participants  and  other  Eligible  Customers   receiving

                  service  under the tariff on the basis of their  loads  during the hour in the month in which the total connected load to the

                  Local Network is at its maximum,  without any  adjustment  for credits for generation;


         (ii)     for the recovery  under the Local  Network  Service  Tariff of

                  that   portion   of   the   Transmission   Provider's   Annual

                  Transmission Revenue Requirements with respect to PTF which is not  recovered  through  the  distribution  of  revenues  from

                  Regional Network Service pursuant to Section 16.6(a);


         (iii)    that where all or a part of the load of a Participant or other

                  Eligible   Customers   taking  service  under  the  tariff  is

                  connected  directly to PTF, the  Participant or other Eligible

                  Customers receiving the service shall pay each Year during the

                  Transition  Period for such  service  with respect to the load directly  connected  to PTF the  percentage  specified  in the schedule below of the applicable  Local Network Service Tariff charge for service across non-PTF transmission facilities and shall have no obligation to pay charges for service across non-PTF  transmission  facilities with respect to that portion of the connected load after the Transition  Period,  but shall continue to pay its share of any other Local  Network  Service

                  costs  directly   associated  with  the  PTF-connected   load;

                  provided  that in the event of any  inconsistency  between the foregoing provisions and the terms of any Excepted Transaction which is listed in Attachment G-1 to the Tariff,  the Excepted

                  Transaction shall control:


                    Year One    Year Two    Year Three    Year Four    Year Five
                    --------    --------    ----------    ---------    ---------
      % of charge
      to be paid      100%        80%          60%           40%          20%


         (iv)     that  if  the  Transmission   Provider  provides  Tie  Benefit

                  Service,  amounts  received  by it  from  NEPOOL  pursuant  to

                  Section 16.6 out of revenues  received for such service  shall reduce its Local Network Service revenue requirements;


         (v)      that if the  Transmission  Provider  receives  a  distribution pursuant to Section 16.6 from NEPOOL out of revenues  paid for

                  Through or Out Service,  the amounts received shall reduce its

                  Local Network Service revenue requirements;

         (vi)     that  if  the  Transmission   Provider  receives  transmission

                  revenues with respect to an Excepted Transaction,  the amounts received  shall  reduce  its  Local  Network  Service  revenue requirements; and


         (vii)    any  Transition  Payment paid or received by the  Transmission

                  Provider shall increase or reduce,  as appropriate,  its Local

                  Network Service revenue requirements.


16.4     Transmission  Service  Availability.  The  availability of transmission
         -----------------------------------
         capacity  to provide  transmission  service  under the Tariff  shall be

         determined  in  accordance   with  the  Tariff.   In  determining   the

         availability of transmission  capacity,  existing committed uses of the

         Participants'  transmission  facilities shall include uses for existing firm loads and  reasonably  forecasted  changes in such loads,  and for

         Excepted Transactions.


16.5     Transmission   Information.   Information   concerning   (i)  available
         --------------------------
         transmission  capacity,   (ii)  transmission  rates  and  (iii)  system

         conditions that may give rise to Interruptions or Curtailments shall be made available to all  Participants  and  Non-Participants  through the

         OASIS on a timely and non-discriminatory basis. All Participants owning

         PTF or other  transmission  facilities rated 69 kV or higher shall make available to the System

         Operator  the  information  required to permit the  maintenance  of the

         OASIS in compliance with Commission  Order 889 and any other applicable

         Commission  orders;  provided that no Participant  shall be required to furnish  information which is required to be treated as confidential in accordance  with NEPOOL  policy  without  appropriate  arrangements  to protect the confidentiality of such information.


16.6     Distribution of Transmission Revenues.  Payments required by the Tariff
         -------------------------------------
         for the use of the NEPOOL  Transmission  System shall be made to NEPOOL and shall be distributed by it in accordance with this Section 16.6.


         A.       Regional Network Service Revenues. Revenues received by NEPOOL
                  ---------------------------------
                  for providing  Regional  Network Service each month during the

                  Transition  Period shall be  distributed  to the  Participants owning or  supporting  PTF in part on the  basis of  allocated flows for the  region as  determined  in  accordance  with the methodology specified in Attachment A to this Agreement and in part  in  proportion  to the  respective  Annual  Transmission

                  Revenue Requirements for PTF of the owners and supporters,  in accordance with the following Schedule:

                Year One    Year Two     Year Three     Year Four     Year Five
                --------    --------     ----------     ---------     ---------
Allocated
flows:            25%          20%           15%           10%            5%

Annual
Transmission
Revenue
Requirements      75%          80%           85%           90%           95%


                  Revenues  received by NEPOOL for  providing  Regional  Network

                  Service  each  month  after  the  Transition  Period  shall be distributed  to the  Participants  owning or supporting PTF in proportion to their  respective  Annual  Transmission  Revenue

                  Requirements for PTF.


         B.       Through or Out Service Revenues.  The revenues received by
                  -------------------------------
                  NEPOOL each month for providing Through or Out Service shall be distributed among the Participants owning PTF on the basis of allocated flows for the transaction determined in

                  accordance with the methodology specified in Attachment A to this Agreement; provided that for service provided during the

                  Transition Period but not thereafter, for an "Out" transaction which originates on the system of a Participant which owns the

                  PTF interconnection facilities on the New England side of the interface with the other Control Area over which the

                  transaction is
                  delivered, 100% of the megawatt mile flows with respect to the transaction  shall be  deemed  to occur on such  Participant's system.


         C.       Tie Benefit Service Revenues. The revenues received each month
                  ----------------------------
                  by  NEPOOL  for  Tie  Benefit  Service  with  respect  to  the transmission  ties to New  York  and New  Brunswick  shall  be distributed as follows during and after the Transition Period:


                  1.       New York Ties
                           -------------

                           The  revenues   derived   relating  to  Tie  Benefits

                           received  from the New York ties will be  distributed

                           as follows:


                               Northeast Utilities System Companies    72%

                               New England Power Company               14%

                               Vermont Electric Power Company          14%

                  2.       New Brunswick Ties
                           ------------------

                           The  revenues   derived   relating  to  Tie  Benefits

                           received   from  the  New   Brunswick   tie  will  be

                           distributed as follows:


                               Central Maine Power Company           78.32%

                               Bangor Hydro-Electric Company         14.19%

                               Maine Public Service Company           7.49%


         D.       Transition Payments.  Transition Payments received by NEPOOL
                  -------------------
                  each month shall be distributed to the Participants in

                  accordance with Schedule 11 to the Tariff.


         E.       Ancillary  Service  Payments.  The revenues received by NEPOOL
                  ----------------------------
                  pursuant  to  Schedule  1 to the  Tariff  (scheduling,  system control  and  dispatch  service)  will be  used  to  reimburse

                  NEPOOL,  the System  Operator and  Participants  for the costs which are  reflected  in the  charges  for such  service.  The revenues  received by NEPOOL  pursuant to Schedules 2-7 to the

                  Tariff shall be distributed prior to the Second Effective Date in accordance with the continuing provisions of the

                  Prior NEPOOL Agreement and the rules adopted  thereunder,  and shall be distributed on or after the Second  Effective Date in accordance with Section 14.


         F.       External Tie Payments.  Any Non-Use Charges received  pursuant
                  ---------------------
                  to Section 22D of the Tariff for any month shall be  allocated among the Transmission Customers that are obligated to pay the

                  Regional  Network  Service  charge for the month,  pro rata in accordance  with their  respective  loads for the  month,  and shall be used to reduce  the  charges  required  to be paid by such Transmission Customers for that month pursuant to Section

                  16 of the Tariff.


         G.       Congestion Payments.  Any congestion uplift charge received as
                  -------------------
                  a payment for  transmission  service pursuant to Section 14.14 for any hour  shall be  applied  in  accordance  with  Section

                  14.5(a) in payment for Energy service.


16.7     Changes to Tariff.  The Tariff  constitutes  part of the  Agreement and
         -----------------
         shall be subject to change either in  accordance  with Section 21.11 or by an affirmative vote of members of the Management Committee having at least 70% of the  aggregate  Voting  Shares to which  all  members  are entitled; provided, however, that the negative votes of any two or more
                   --------  -------
         members representing Participants which are not Related Persons of each other
         and which have at least 20% of the aggregate Voting Shares to which all members are entitled shall defeat any proposed  change.  In determining whether the negative vote total specified  above has been reached,  the following  limitation  shall  be  applied:  if the  member  or  members representing  any Participant and its Related Persons would be entitled to cast  against the  proposed  action  more than 18% of the  aggregate

         Voting Shares to which all members are entitled, such member or members shall be entitled to vote negatively only 18% of such aggregate  Voting

         Shares.  Nothing in this Agreement shall be deemed to affect in any way the  ability  of any  Participant  or  Non-Participant  to apply to the

         Commission  under  Section  205 or 206 of the  Federal  Power Act for a change  in any rate,  charge,  term,  condition  or  classification  of service under the Tariff.


                                   SECTION 17

                            POOL-PLANNED UNIT SERVICE
                            -------------------------

17.1     Effective  Period.  The  provisions  contained in this Section 17 shall
         -----------------
         continue in effect until the fifth anniversary of the effective date of the Tariff, and shall be of no effect after that date.

17.2     Obligation  to  Provide  Service.  Until the fifth  anniversary  of the
         --------------------------------
         effective date of the Tariff,  each  Participant  shall provide service over its PTF  facilities  under this  Section 17 rather  than under the

         Tariff, for the following purposes:


                  (a)      the  transfer  to  a  Participant's   system  of  its

                           ownership  interest or its Unit Contract  Entitlement

                           under a contract  entered into by it before  November

                           1,  1996  in a  Pool-Planned  Unit  which  is off its

                           system;


                  (b)      the  transfer  to  a  Participant's   system  of  its

                           Entitlement  in a purchase  under a contract  entered

                           into by it  before  November  1,  1996  (including  a

                           purchase under the HQ Phase II Firm Energy  Contract)

                           from  Hydro-Quebec  where  the line  over  which  the

                           transfer   is  made  into  New   England  is  the  HQ

                           Interconnection; and


                  (c)      the transfer to a Non-Participant  of its Entitlement

                           in a  Pool-Planned  Unit  pursuant to an  arrangement

                           which has been approved  prior to November 1, 1996 by

                           the Management Committee.

17.3     Rules  for   Determination   of   Facilities   Covered  by   Particular
         -----------------------------------------------------------------------
         Transactions.  It is anticipated  that it may be necessary with respect
         ------------
         to a particular  transmission  use under  subsection (a), (b) or (c) of

         Section 17.2 to determine  whether the transaction is effected entirely over PTF,  entirely over facilities that are not PTF, or partially over each.


         The following  rules shall be controlling in the  determination  of the facilities required to effect the use:


                  (a)      To the extent that EHV PTF is available to effect the

                           transaction,  over all or part of the  distance to be

                           covered,  the use shall be deemed to be  effected  on

                           such EHV PTF over such  portion of the distance to be

                           covered.


                  (b)      To the extent that EHV PTF is not  available  for the

                           entire  distance to be covered by the use,  but Lower

                           Voltage PTF is  available to cover all or part of the

                           distance  not  covered  by EHV PTF,  the  transaction

                           shall be deemed to be effected on such Lower  Voltage

                           PTF.

                  If a  Participant  has  ownership or  contractual  rights with respect to an Excepted  Transaction  which are  independent of this  Agreement and the Tariff and are adequate to provide for a transfer of the types specified in subsections  17.2(a), (b)

                  or (c),  and such  rights are not  limited to the  transfer in question,  the transfer  shall be deemed to have been effected pursuant to such rights and not pursuant to the  provisions of this Agreement.  A copy of each instrument  establishing  such rights, or an opinion of counsel describing and authenticating such  rights,  shall  be  filed  with  the  Secretary  of  the

                  Management Committee.


17.4     Payments for Uses of EHV PTF During the Transition Period.
         ---------------------------------------------------------

         (a)      Each Participant  shall pay each month for its uses of EHV PTF for transfers of  Entitlements  pursuant to subsections (a) or

                  (b) of  Section  17.2,  one-twelfth  of  the  NEPOOL  EHV  PTF

                  Participant  Summer or Winter  Wheeling Rate in effect for the calendar  year ending  December 31,  1996,  as  determined  in accordance with the Prior NEPOOL Agreement,  for each Kilowatt

                  of  its  current   Entitlements  which  qualify  for  transfer

                  pursuant to subsections (a) or (b) of Section 17.2,  except as otherwise provided in Section 17.3; provided that such payment shall be required with respect to only one-half the

                  Kilowatts  covered  by  a  NEPOOL  Exchange   Arrangement  (as

                  hereinafter defined).


                  Each  Participant  which  is a party  to the HQ  Phase II Firm

                  Energy  Contract (other than a Participant (i) whose system is directly  interconnected  to the HQ  Interconnection  or  (ii)

                  which has contractual rights independent of this Agreement and

                  the   Tariff   which   give  it   direct   access  to  the  HQ

                  Interconnection  and which are not  limited  to  transfers  of

                  Energy delivered over the HQ  Interconnection)  shall also pay each  month  for the use of EHV PTF for  deliveries  under the

                  Phase II Firm Energy  Contract  during the Base Term of the HQ

                  Phase II Firm Energy  Contract,  one-twelfth of the NEPOOL EHV

                  PTF  Participant  Summer or Winter Wheeling Rate in effect for the calendar  year ending  December 31, 1996, as determined in accordance with the Prior NEPOOL Agreement,  for each Kilowatt of its HQ Phase II Net Transfer  Responsibility for the month.

                  If, and to the extent that, such Responsibility  continues for any period by which the term of said Contract  extends  beyond the Base Term, each such Participant shall continue to pay the above rate during the  extension  period  with  respect to its continuing  Responsibility.  A Participant shall not be deemed to be directly interconnected to the HQ Interconnection for purposes of this paragraph solely because of its participation in  arrangements  for the support and/or use of PTF facilities installed  or  modified  to effect  reinforcements  of the New

                  England AC transmission system required in connection with the

                  HQ  Interconnection.  A copy  of  each  contract  establishing rights  independent  of this  Agreement  and the Tariff  which provides  direct  access  to  the  HQ  Interconnection,  or an opinion of counsel describing and authenticating  such rights,

                  shall be filed with the Secretary of the Management Committee.


                  The NEPOOL EHV PTF  Participant  Summer  Wheeling Rate for any

                  calendar  year shall be applicable to the months in the Summer

                  Period.


                  The NEPOOL EHV PTF  Participant  Winter  Wheeling Rate for any

                  calendar  year shall be applicable to the months in the Winter

                  Period.


                  A  NEPOOL  Exchange  Arrangement  is one  entered  into by two

                  Participants  each of which  has an  ownership  interest  in a

                  Pool-Planned  Unit on its own  system  pursuant  to which each

                  sells  out  of  its  ownership   interest,   a  Unit  Contract

                  Entitlement  to the other  for a period  of time  which is, in whole or part, the
                  same for both sales.  Such an arrangement  shall  constitute a

                  NEPOOL  Exchange  Arrangement  even though the  beginning  and ending  dates  of the  two  Unit  Contract  sale  periods  are different, but only for the period for which both sales are in effect.  If for any period the number of Kilowatts  covered by the  two  Unit  Contract  Entitlements  of a  NEPOOL  Exchange

                  Agreement  are  not  the  same,  the  portion  of  the  larger

                  Entitlement   which   exceeds   the  amount  of  the   smaller

                  Entitlement  shall not be deemed to be covered by such  NEPOOL

                  Exchange Arrangement for purposes of this Section 17.4.


         (b)      Each  Participant  shall pay each month for its use of EHV PTF for a transfer of an Entitlement  in a Pool-Planned  Unit to a

                  Non-Participant  pursuant to Section 17.2(c) such charge as is fixed by the Management  Committee at the time of its approval of the sale, and filed with the Commission.


         (c)      Fifty percent of all amounts  required to be paid with respect to transfers by a Participant  pursuant to  subsection  (a) or

                  (b) of Section 17.2 shall be paid to a pool  transmission fund and distributed  monthly among the  Participants in proportion to the  respective  amounts of their costs with respect to EHV

                  PTF for
                  the calendar year 1996 as determined in accordance with the

                  Prior NEPOOL Agreement.


         (d)      The remaining 50% of all amounts required to be paid with

                  respect to transfers by a Participant pursuant to subsections

                  (a) or (b) of Section 17.2 shall be paid to, and retained by,

                  the Participant on whose system the transfer originates, or in the event the EHV PTF system of such Participant is supported in part by other Participants, then to the Participant on

                  whose system the transfer originates and such other

                  Participants in proportion to the respective shares of the costs of such EHV PTF system borne by each of them or in such other manner as the Participants involved may jointly direct;

                  provided that the Participant on whose system the transfer originates shall have the right to waive such 50% payment in whole or part as to a particular transfer except that no such waiver may adversely affect the payments to any other

                  Participant which is supporting in part the originating

                  system's EHV PTF system.


17.5     Payments for Uses of Lower  Voltage PTF.  Each  Participant  which uses
         ---------------------------------------
         another  Participant's  Lower  Voltage PTF  pursuant to this Section 17 shall pay each  month to the owner of such  Lower  Voltage  PTF (1) for each Kilowatt of its use of such Lower

         Voltage  PTF for  transfer  of  Entitlements  pursuant  to  Subsections

         17.2(a),  (b) or (c) during the month,  and (2) during the Base Term of the HQ Phase II Firm Energy  Contract  (and during any extension of the term of said Contract if and to the extent its HQ Phase II Net Transfer

         Responsibility continues during the extension period) for each Kilowatt of its HQ Phase  II Net  Transfer  Responsibility  for the  month,  the owner's Lower Voltage PTF Winter  Wheeling Rate or Summer Wheeling Rate

         for the 1996 calendar year, as determined in accordance  with the Prior

         NEPOOL Agreement.


17.6     Use of Other Transmission Facilities by Participants.  Each Participant
         ----------------------------------------------------
         which has no direct  connection  between  its  system  and PTF shall be entitled  to use  the  non-PTF  transmission  facilities  of any  other

         Participant  required to reach its system for any of the  purposes  for which PTF may be used under Section  17.2.  Such use shall be effected,

         and payment made, in accordance with the other Participant's filed open access tariff.


17.7     Limits on Individual Transmission Charges.
         -----------------------------------------

         Any charges for transmission service pursuant to this Section 17 by any

         Participant to another  Participant  shall be just,  reasonable and not unduly discriminatory or
         preferential.  No  provision  of this  Section 17 shall be construed to waive the right of any  Participant to seek review of any charge,  term or  condition  applicable  to  such  transmission  service  by  another

         Participant by the Commission or any other regulatory  authority having jurisdiction of the transaction.


                                    PART FIVE

                                     GENERAL



                                   SECTION 18

                     GENERATION AND TRANSMISSION FACILITIES
                     --------------------------------------

18.1     Designation of Pool-Planned Facilities.
         --------------------------------------

         At  the  request  of a  Participant,  the  Management  Committee  shall designate as "pool-planned" a generating or transmission facility to be constructed by the  Participant or its Related Person if the Management

         Committee  determines  that the  facility  is  consistent  with  NEPOOL planning.  The  Management  Committee  may  not  unreasonably  withhold designation  as a Pool-Planned  Facility of a generation  unit or other facility proposed by one or more Participants in order to satisfy their anticipated Installed Capability

         Responsibilities   with  a  mix  of  generation  and  other   resources

         reasonably comparable as to economics and types to that being developed for New England.


18.2     Construction of Facilities.
         --------------------------

         Subject to Sections 13.1,  15.2,  15.5, 18.3, 18.4 and 18.5, and to the

         provisions  of the  Tariff,  each  Participant  shall have the right to determine whether,  and to what extent,  additions to and modifications in its generating and transmission  facilities shall be made.  However,

         each Participant shall give due consideration to  recommendations  made to it by the Management  Committee or the System  Operator for any such additions or modifications and shall follow such recommendations unless it determines in good faith that the  recommended  actions would not be in its best interest.


18.3     Protective Devices for Transmission Facilities and Automatic Generation
         -----------------------------------------------------------------------
         Control Equipment.
         -----------------

         Each  Participant  shall install,  maintain and operate such protective equipment and switching,  voltage control,  load shedding and emergency facilities as the Management  Committee may determine to be required in order  to  assure  continuity  of  service  and  the  stability  of the interconnected  transmission facilities of the Participants.  Until the

         Second  Effective Date, each Participant  shall also install,  maintain and operate such

         Automatic  Generation Control equipment as the Management Committee may determine to be required in order to maintain proper  frequency for the interconnected  bulk power system of the  Participants  and to maintain proper power flows into and out of the NEPOOL Control Area.


18.4     Review of Participant's Proposed Plans.
         --------------------------------------

         Each  Participant  shall  submit  to the  System  Operator,  Management

         Committee,  the Market  Reliability  Planning Committee or the Regional

         Transmission  Planning  Committee,  as  appropriate,  and the  Regional

         Market  Operations  Committee or the Regional  Transmission  Operations

         Committee, as appropriate, for review by them, in such form, manner and detail as the Management  Committee may reasonably  prescribe,  (i) any new or materially  changed plan for additions  to,  retirements  of, or changes in the  capacity  of any supply and  demand-side  resources  or transmission facilities rated 69 kV or above subject to control of such

         Participant,  and (ii) any new or materially changed plan for any other action  to be taken by the  Participant  which  may have a  significant effect on the stability,  reliability or operating  characteristics  of its  system  or the  system of any other  Participant.  No  significant action  (other than  preliminary  engineering  action)  leading  toward implementation of any such new or changed plan shall be taken earlier than sixty days (or ninety days, if the System

         Operator  or the  Management  Committee  determines  that  it  requires additional time to consider the plan and so notifies the Participant in writing within the sixty days) after the plan has been submitted to the

         Committees. Unless prior to the expiration of the sixty or ninety days,

         whichever  is  applicable,   the  Management   Committee  notifies  the

         Participant in writing that it has determined  that  implementation  of the plan will have a significant adverse effect upon the reliability or operating  characteristics  of its  system or of the  systems of one or more other Participants,  the Participant shall be free to proceed. The time limits  provided of this  Section 18.4 may be changed with respect to any such  submission by agreement  between the Management  Committee and the Participant required to submit the plan.


18.5     Participant to Avoid Adverse Effect.
         -----------------------------------

         If the Management  Committee notifies a Participant pursuant to Section

         18.4 that  implementation of the Participant's plan has been determined to have a significant  adverse effect upon the reliability or operating characteristics  of its  system  or the  systems  of one or more  other

         Participants,  the Participant shall not proceed to implement such plan unless the Participant takes such action or constructs at its expense such facilities as the Management Committee determines to be reasonably necessary to avoid such adverse  effect;  provided  that if the plan is for the retirement of a supply or demand-side resource, the Participant may  proceed  with  its plan  only if,  after  engaging  in good  faith negotiations  with persons  designated by the  Management  Committee to

         address   the   adverse    effects   on    reliability   or   operating

         characteristics, the negotiations either address the adverse effects to the  satisfaction  of  the  Management  Committee,  or no  satisfactory resolution can be achieved on terms acceptable to the parties within 90 days of the Participant's receipt of the Management Committee's notice.

         Any agreement  resulting from such negotiations shall be in writing and shall be filed in accordance with the Commission's  filing requirements if it requires any payment.


                                   SECTION 19

                                    EXPENSES
                                    --------

19.1     Annual Fee.
         ----------

         Each Participant  shall pay to NEPOOL in January of each year an annual fee of $500, which shall be applied toward NEPOOL expenses.

19.2     NEPOOL Expenses.
         ---------------

         It is an objective of the Participants to work with the System Operator to establish to the maximum extent possible fees for services  rendered that fairly  allocate  NEPOOL and System Operator costs directly to the

         Participants and  Non-Participants  responsible for such costs,  rather than through the general expense allocation  identified below.  Subject to the  continued  payment  of a  portion  of NEPEX  Expenses  from the

         Savings Fund until the Second  Effective  Date in  accordance  with the

         Prior NEPOOL Agreement,  the balance of NEPOOL expenses remaining to be paid after the application of (i) the annual fee to be paid pursuant to

         Section 19.1,  and (ii) any fees or other charges for services or other revenues  received by NEPOOL,  or collected on its behalf by the System

         Operator, shall be allocated among and paid monthly by the Participants in accordance with their respective Voting Shares.

                                   SECTION 20

                           INDEPENDENT SYSTEM OPERATOR
                           ---------------------------


         (a)      The Management Committee is authorized and directed to approve one or more agreements to be entered into with the ISO upon its activation (the "ISO Agreement") and any amendments to the

                  ISO Agreement which the Committee may deem necessary or

                  appropriate from time to time.  The ISO Agreement shall

                  specify the rights and responsibilities of NEPOOL and the ISO,

                  for the continued operation of the NEPOOL control center by the ISO as the control center operator for the NEPOOL Control

                  Area and the administration of the Tariff.  In addition, the

                  ISO shall be responsible for the furnishing of billing and other services required by NEPOOL.


         (b)      The fees and  charges of the ISO (other  than fees and charges

                  for   services   which  are   separately   billed),   and  any

                  indemnification  payable  under  the ISO  Agreement,  shall be shared by the Participants in accordance with Section 19.


         (c)      The  Participants  shall  provide  to the  ISO  the  financial support,  information and other resources  necessary to enable the ISO to provide the services specified in the ISO Agreement, or in this Agreement, in accordance with

                  Good Utility  Practice and subject to the budgeting,  approval and dispute  resolution  provisions  of the ISO  Agreement and this Agreement.


         (d)      The Participants shall provide appropriate funding for the acquisition of land, structures, fixtures, equipment and

                  facilities, and other capital expenditures for the ISO, which are included in the annual budget for the ISO in accordance with the provisions of the ISO Agreement, or otherwise

                  specifically approved by the Management Committee.  All such land, structures, fixtures, equipment and facilities, and

                  other capital assets, and all software or other intellectual property or rights to intellectual property or other assets,

                  acquired or developed by the ISO in order to carry out its responsibilities under the ISO Agreement shall be the property of the Participants or shall be acquired by the Participants under lease in accordance with arrangements approved by the

                  Management Committee.  Unless otherwise agreed by the

                  Participants, the funding of the acquisition, or lease, of land, structures, fixtures, equipment and facilities, and

                  other capital expenditures, or the acquisition of other

                  assets, and the ownership thereof, or the obligations of

                  Participants as lessees, shall be in proportion to the Voting

                  Shares of each Participant in effect from time to time.  The

                  Participants
                  shall  make all  such  assets  (including  the  assets  of the existing NEPOOL headquarters and control center) available for use by the ISO in carrying out its responsibilities  under the

                  ISO  Agreement.  The ISO  Agreement  shall require the ISO, on behalf of the  Participants,  to maintain and care for, insure as appropriate, and pay any property taxes relating to, assets made available for its use.


         (e)      The ISO Agreement shall require the ISO to refrain from any action that would create any lien, security interest or

                  encumbrance of any kind upon the facilities, equipment or

                  other assets of any Participant, or upon anything that becomes affixed to such facilities, equipment or other assets.  The

                  Participants and the ISO shall include in the ISO Agreement a provision that, upon the request of any Participant, the ISO shall (i) provide a written statement that it has taken no action that would create any such lien, security interest or encumbrance, and (ii) take all actions within the control of the ISO, at the direction and expense of the requesting

                  Participant, required for compliance by such Participant with the provisions of its mortgage relating to such facilities,

                  equipment or other assets.

         (f)      The ISO shall  have the right to appoint a  non-voting  member and an  alternate  to each  NEPOOL  committee  other  than the

                  Management  Committee.  The member appointed to each committee shall  have  all of the  rights  of any  other  member  of the committee except the right to vote.


         (g)      The ISO shall have the same rights as a Participant to appeal to the Management Committee any action taken by any other

                  NEPOOL committee, and shall be entitled to appear before the

                  Management Committee on any such appeal.  Further, the ISO shall be entitled to submit any dispute with respect to a vote of the Management Committee to approve, modify, or reject a proposed action to resolution in accordance with Section 21.1,

                  whether or not the action could have been submitted by a

                  Participant in accordance with Section 21.1A.  In addition,

                  the ISO shall be entitled to submit any dispute with respect to a vote of the Management Committee which denies an appeal to the Management Committee by the ISO or which takes action on any rulemaking issue to the Board of Directors of the ISO for determination, subject to the right of the Management

                  Committee to seek a review in accordance with the Alternate

                  Dispute Resolution procedures or by the Commission.  The ISO shall give notice of any such submission to the Secretary of the Management Committee within ten days of the action of the Management Committee and shall mail a copy of such  notice to each  member of the  Management  Committee.

                  Pending  final action on the  submission  in  accordance  with

                  Section  21.1 or by the Board of  Directors  of the ISO or the

                  Commission,  as  appropriate,  the  giving  of  notice  of the submission  shall suspend the Management  Committee's  action.

                  Unless the Board of  Directors  of the ISO acts within 60 days

                  of  the  ISO's  notice  to  the  Management   Committee,   the

                  Management Committee action will be deemed to be approved.


         (h)      The  ISO  Agreement   shall  specify  the  ISO's   independent

                  authority with respect to rulemaking.


         (i)      NEPOOL and its committees and the ISO shall consult and

                  coordinate from time to time with the relevant state

                  regulatory, siting and other authorities of the six New

                  England states on operating, planning and other issues of

                  concern to the states.  The New England Conference of Public

                  Utilities Commissioners, Inc. (NECPUC) or its designee shall be furnished notices of meetings of all NEPOOL committees and the Board of Directors of the ISO, and minutes of their

                  meetings.  NECPUC and other state authorities shall be

                  provided an appropriate opportunity to appear at meetings of the NEPOOL committees and
                  the Board of Directors of the ISO and to present  their views.

                  Representatives  of NEPOOL and the ISO shall be  designated to attend  meetings of NECPUC or any  committee  or task force of

                  NECPUC,  to the extent  NECPUC or its  committee or task force may deem such attendance appropriate.


                                   SECTION 21

                            MISCELLANEOUS PROVISIONS
                            ------------------------


21.1     Alternative Dispute Resolution.
         ------------------------------

         A.       General:
                  -------

                  If the ISO is aggrieved by a vote of the Management  Committee to  approve,  modify or reject a  proposed  action  under this

                  Agreement,  including the Tariff, it may submit the matter for resolution hereunder. If the Management Committee is aggrieved by an action of the ISO Board of Directors ("ISO Board") under this Agreement,  including the Tariff or the ISO Agreement (as defined in Section 20(a)), the Management Committee may submit the matter for resolution hereunder;  provided,  however, that if the action of the ISO relates to
                  rulemaking,  the  Management  Committee may submit the matters

                  for   resolution   under  this  Section  21.1  only  with  the

                  concurrence of the ISO. Any Participant  which is aggrieved by a vote of the  Management  Committee  to  approve,  modify  or reject a proposed action under this  Agreement,  including the

                  Tariff,   may,  as  provided  below,  submit  the  matter  for

                  resolution hereunder if the vote:


                  (1)      requires such Participant to make a payment or to

                           take any action pursuant to this Agreement; or


                  (2)      reduces the amount of any receipt or forbids,

                           pursuant to this Agreement, the taking of any action

                           by the Participant; or


                  (3)      fails to afford it any right to which it is  entitled

                           under the  provisions of this Agreement or imposes on

                           it a  burden  to which it is not  subject  under  the

                           provisions of this Agreement; or


                  (4)      results in the termination of the Participant's

                           status as a Participant or imposes any penalty on the

                           Participant; or

                  (5)      results in an allocation of transmission or other

                           facilities support obligations; or


                  (6)      fails   to   grant   in  full  an   application   for

                           transmission service pursuant to the Tariff.


                  No legal or regulatory  proceeding  (except  those  reasonably necessary to toll statutes of  limitations,  claims for laches or other bars to later legal or  regulatory  action)  shall be initiated by any  Participant  with respect to any such matter while  proceedings are pending under this Section with respect to the matter.


         B.       Procedure:
                  ---------

                  (1)      Submission  of a  Dispute:  The ISO or a  Participant
                           -------------------------
                           seeking review of a vote of the Management  Committee

                           shall give  written  notice to the  Secretary  of the

                           Management  Committee within ten business days of the

                           vote, and shall mail or telecopy a copy of its notice

                           to each member of the Management Committee. Where the

                           Management  Committee is seeking  review of an action

                           of the ISO Board, the Management

                           Committee  shall give written notice to the Secretary

                           of the ISO Board.  The  provider of notice under this

                           Section shall be referred to herein as the "Aggrieved

                           Party."


                  (2)      Suspension  of Action:  If the ISO seeks  review of a
                           ---------------------
                           vote of the  Management  Committee  pursuant  to this

                           Section,  the vote to be reviewed  shall be suspended

                           pending  resolution of such review by the  arbitrator

                           or   the   Commission   if   raised   in   regulatory

                           proceedings.  If a  Participant  seeks such a review,

                           the vote to be reviewed  shall be suspended for up to

                           90 days  following  the  giving of the  Participant's

                           notice   pending   resolution   of  any   arbitration

                           proceeding unless the Management Committee determines

                           that the  suspension  will  imperil the  stability or

                           reliability  of the  NEPOOL  Control  Area bulk power

                           supply.


                  (3)      Aggrieved Party Options: (i) If the notice is to seek
                           -----------------------
                           review  of a vote of the  Management  Committee,  the

                           Aggrieved Party's notice to the Management  Committee

                           shall invoke  arbitration as described  herein in its

                           notice  pursuant  to  paragraph  B(1),  and may  also

                           initiate   mediation   with  the   agreement  of  the

                           Management Committee, while reserving such

                           Party's  right to  proceed  with the  arbitration  if

                           mediation  does not resolve the matter within 20 days

                           of the giving of the  Party's  notice or such  longer

                           period  as may be fixed by  mutual  agreement  of the

                           Management   Committee  and  the   Aggrieved   Party.

                           Notwithstanding  the  initiation  of  mediation,  the

                           arbitration  proceeding  shall  proceed  concurrently

                           with the  selection  of the  arbitrator  pursuant  to

                           paragraph C(1) of this Section 21.1.


                  (ii)     If the notice is to seek review of an ISO action, the

                           Management Committee's notice to the ISO Board shall

                           (subject to the concurrence of the ISO for actions

                           relating to rulemaking as provided in Section 21.1A)

                           invoke arbitration as described herein in its notice

                           pursuant to paragraph B(1), and may also initiate

                           mediation with the agreement of the ISO Board, while

                           reserving the Management Committee's right to proceed

                           with the arbitration if mediation does not resolve

                           the matter within 20 days of the giving of the

                           Management Committee's notice or such longer period

                           as may be fixed by mutual agreement of the ISO Board

                           and the Management Committee. Notwithstanding the

                           initiation of mediation,
                           the arbitration proceeding shall proceed concurrently

                           with the  selection  of the  arbitrator  pursuant  to

                           paragraph C(1) of this Section 21.1.


                  (4)      Mediation  Positions  not to be Used  Elsewhere:  All
                           -----------------------------------------------
                           mediation  proceedings  pursuant to this  Section are

                           confidential  and shall be treated as compromise  and

                           settlement  negotiations  for purposes of  applicable

                           rules of evidence.


                  (5)      Time Limits;  Duration:  Any other  Participant  that
                           ----------------------
                           wishes to participate  in an  arbitration  proceeding

                           hereunder  shall give  signed  written  notice to the

                           Secretary  of the  Management  Committee,  and to the

                           Secretary  of the ISO Board if the ISO is involved in

                           such  arbitration,  no later than ten  calendar  days

                           after the  giving of the notice of  arbitration.  The

                           arbitration  procedure  shall not exceed 90  calendar

                           days from the date of the  Aggrieved  Party's  notice

                           invoking  arbitration  to the  arbitrator's  decision

                           unless  the  parties  agree  upon a longer or shorter

                           time.  All  agreements  by the  ISO or the  aggrieved

                           Participant  and  the  Management  Committee  to  use

                           mediation  shall  establish  a  schedule  which  will

                           control unless later changed by mutual agreement.

                  C.       Arbitration:
                           -----------

                           (1)      Selection  of  Arbitrator:  The  ISO  or the
                                    -------------------------
                                    aggrieved  Participant  and  the  Management

                                    Committee  shall attempt to choose by mutual

                                    agreement  a single  neutral  arbitrator  to

                                    hear  the   dispute.   If  the  ISO  or  the

                                    Participant  and  the  Management  Committee

                                    fail  to  agree  upon  a  single  arbitrator

                                    within  ten  calendar  days of the giving of

                                    notice of  arbitration  to the  Secretary of

                                    the Management Committee or the Secretary of

                                    the ISO  Board,  as the  case  may  be,  the

                                    American  Arbitration  Association  shall be

                                    asked to  appoint an  arbitrator.  In either

                                    case, the arbitrator  shall be knowledgeable

                                    in  matters  involving  the  electric  power

                                    industry, including the operation of control

                                    areas and bulk power systems,  and shall not

                                    have any  substantial  business or financial

                                    relationships  with the ISO,  NEPOOL  or its

                                    Participants (other than previous experience

                                    as an arbitrator)  unless otherwise mutually

                                    agreed   by  the   ISO   or  the   aggrieved

                                    Participant and the Management Committee.

                           (2)      Costs:  NEPOOL shall be responsible  for all
                                    -----
                                    of  the  costs  of the  proceeding  if it is

                                    initiated  by the  ISO or by the  Management

                                    Committee.  If a proceeding  is initiated by

                                    an aggrieved  Participant,  each party shall

                                    be responsible  for the following  costs, if

                                    applicable:


                                    (i)     its own costs  incurred  during  the

                                            arbitration   process  (except  that

                                            this does not  preclude  billing the

                                            aggrieved  Participant for its share

                                            of NEPOOL  Expenses that may include

                                            the      Management      Committee's

                                            arbitration costs); plus
                                                                ----

                                    (ii)    One half of the common  costs of the

                                            arbitration   including,   but   not

                                            limited to, the arbitrator's fee and

                                            expenses,  the  rental  charge for a

                                            hearing room and the cost of a court

                                            reporter    and    transcript,    if

                                            required.


                           (3)      Hearing Location:  Unless otherwise mutually
                                    ----------------
                                    agreed,   the  site   for  all   arbitration

                                    hearings shall be NEPOOL counsel's office.

                  D.       Rules and Procedures:
                           --------------------

                           (1)      Procedure  and  Discovery:   The  procedural
                                    -------------------------
                                    rules  (if   any),   the   conduct   of  the

                                    arbitration and the availability, extent and

                                    duration of pre-hearing  discovery (if any),

                                    which   shall  be  limited  to  the  minimum

                                    necessary to resolve the matters in dispute,

                                    shall be  determined  by the  arbitrator  in

                                    his/her sole  discretion  at or prior to the

                                    initial hearing.


                           (2)      Pre-hearing Submissions: The Aggrieved Party
                                    -----------------------
                                    shall  provide the  arbitrator  with a brief

                                    written  statement  of its  complaint  and a

                                    statement  of  the  remedy  or  remedies  it

                                    seeks,   accompanied   by   copies   of  any

                                    documents  or other  materials it wishes the

                                    arbitrator   to   review.   The   Management

                                    Committee will provide the arbitrator with a

                                    copy of  this  Agreement  and  all  relevant

                                    implementing  documents, a brief description

                                    of the action  being  arbitrated,  copies of

                                    the minutes of all NEPOOL committee meetings

                                    at which the matter was  discussed,  a brief

                                    statement   explaining  why  the  Management

                                    Committee believes its decision
                                    should  be  upheld  by the  arbitrator,  and

                                    copies of any  documents or other  materials

                                    the   Management    Committee   wishes   the

                                    arbitrator  to  review.  If  the  Management

                                    Committee is the  Aggrieved  Party,  the ISO

                                    Board will provide  copies of minutes of the

                                    ISO Board  meetings  at which the matter was

                                    discussed,  a brief statement explaining why

                                    the ISO Board  believes its decision  should

                                    be upheld by the  arbitrator,  and copies of

                                    any  documents  or other  materials  the ISO

                                    Board wishes the arbitrator to review. These

                                    submissions  shall be made  within five days

                                    after the selection of the arbitrator.


                                    In addition,  each party shall designate one

                                    or  more  individuals  to  be  available  to

                                    answer  questions the arbitrator may have on

                                    the documents or other  materials  submitted

                                    by  that  party.  The  answers  to all  such

                                    questions shall be reduced to writing by the

                                    party  providing the answer and a copy shall

                                    be furnished to the other party.

                           (3)      Initial Hearing:  An initial hearing will be
                                    ---------------
                                    held  no  later   than  10  days  after  the

                                    selection  of the  arbitrator  and  shall be

                                    limited to issues raised in the  pre-hearing

                                    filings.  The scheduling of further hearings

                                    at the  request  of  either  party or on the

                                    arbitrator's  own motion shall be within the

                                    sole discretion of the arbitrator.


                           (4)      Decision: The arbitrator's decision shall be
                                    --------
                                    due,  unless the  deadline  is  extended  by

                                    mutual agreement of the ISO or the aggrieved

                                    Participant  and the  Management  Committee,

                                    within sixty days of the initial  hearing or

                                    within ninety days of the Aggrieved  Party's

                                    initiation of arbitration,  whichever occurs

                                    first.  The  arbitrator  shall be authorized

                                    only to interpret  and apply the  provisions

                                    of this Agreement and the  arbitrator  shall

                                    have  no  power  to  modify  or  change  the

                                    Agreement in any manner.


                           (5)      Effect of Arbitration Decision: The decision
                                    ------------------------------
                                    of the  arbitrator  will be  conclusive in a

                                    subsequent regulatory or legal proceeding as

                                    to the facts  determined  by the  arbitrator

                                    but will not be conclusive
                           as to the law or constitute precedent on issues of

                           law in any subsequent regulatory or legal

                           proceedings.


                           An aggrieved  party may initiate a proceeding  with a

                           court  or with the  Commission  with  respect  to the

                           arbitration or arbitrator's decision only:


                                    o       if the arbitration  process does not

                                            result in a decision within the time

                                            period  specified and the proceeding

                                            is  initiated   within  thirty  days

                                            after  the  expiration  of such time

                                            period; or


                                    o       on the grounds specified in Sections

                                            10 and 11 of  Title 9 of the  United

                                            States Code for judicial vacation or

                                            modification of an arbitration award

                                            and  the   proceeding  is  initiated

                                            within  thirty days of the  issuance

                                            of the arbitrator's decision.


                           (6)      Other  Disputes:  In  the  event  a  dispute
                                    ---------------
                                    arises with a Non-Participant which receives

                                    or is eligible to receive service under
                                    this Agreement or the Tariff with respect to

                                    such service, the Non-Participant shall have

                                    the right to have the dispute  considered by

                                    the Management  Committee.  In the event the

                                    Non-Participant    is   aggrieved   by   the

                                    Management  Committee's vote on the dispute,

                                    and  the  vote   has  any  of  the   effects

                                    specified  in  paragraph  A of this  Section

                                    21.1,  the  aggrieved   Non-Participant  may

                                    require  that the  dispute  be  resolved  in

                                    accordance  with this Section  21.1.  To the

                                    extent  that  NEPOOL  provides  services  to

                                    Non-Participants  under separate agreements,

                                    the Management  Committee shall  incorporate

                                    the  provisions of this Section by reference

                                    in any such  agreement,  in  which  case the

                                    term  "Participant"   shall  be  deemed  for

                                    purposes   of   the    dispute    resolution

                                    provisions  to include such  Non-Participant

                                    purchasers of NEPOOL services.

21.2     Payment of Pool Charges; Termination of Status as Participant.
         -------------------------------------------------------------

         (a)      Any  Participant  shall have the right to terminate its status as a  Participant  upon no less than six months' prior written notice given to the Secretary of the Management Committee.


         (b)      If at any time during the term of this Agreement a receiver or trustee of a Participant is appointed or a Participant is

                  adjudicated bankrupt or an order for relief is entered under the Federal Bankruptcy Code against a Participant or if there shall be filed against any Participant in any court (pursuant to the Federal Bankruptcy Code or any statute of Canada or any state or province) a petition in bankruptcy or insolvency or for reorganization or for appointment of a receiver or trustee of all or a portion of the Participant's property, and within ninety days after the filing of such a petition against the

                  Participant, the Participant shall fail to secure a discharge thereof, or if any Participant shall file a petition in

                  voluntary bankruptcy or seeking relief under any provision of any bankruptcy or insolvency law or shall make an assignment for the benefit of creditors, the Management Committee may terminate such Participant's status as a Participant as of any time thereafter.

         (c)      Each Participant is obligated to pay when due in accordance with NEPOOL procedures all amounts invoiced to it by NEPOOL,

                  or by the ISO on behalf of NEPOOL.  If a Participant disputes a NEPOOL invoice in whole or part, it shall be entitled to continue to receive service under the Agreement and the

                  Tariff, so long as the Participant (i) continues to make all payments not in dispute, and (ii) pays into an independent escrow account the portion of the invoice in dispute, pending resolution of the dispute.  If the Participant fails to meet these two requirements for continuation of service, NEPOOL may suspend service, in whole or part, to the Participant sixty days after the giving of notice to the Participant of NEPOOL's intention to suspend service, in accordance with Commission policy.


         (d)      In the event a Participant  fails, for any reason other than a billing dispute as described in subsection (c) of this Section

                  21.2, to pay when due in accordance with NEPOOL procedures all amounts  invoiced to it by NEPOOL,  or by the ISO on behalf of

                  NEPOOL,   or  the  Participant  fails  to  perform  any  other

                  obligation under the Agreement or the Tariff, and such failure continues  for at  least  ten  days,  NEPOOL  may  notify  the

                  Participant   that  it  is  in  default  and  may  initiate  a

                  proceeding   before   the   Commission   to   terminate   such

                  Participant's
                  status as a  Participant.  Pending  Commission  action on such termination,  NEPOOL may suspend service, in whole or part, to the  Participant  on or after 50 days after the giving of such notice and the  initiation of such  proceeding,  in accordance with  Commission  policy,  unless  the  Participant  cures the default within such 50-day period.


         (e)      If the status of a Participant as a Participant is terminated pursuant to this Section 21.2 or any other provision of this

                  Agreement, such former Participant's generation and

                  transmission facilities shall continue to be subject to such

                  NEPOOL or other requirements relating to reliability as the

                  Commission may approve in acting on the termination, for so long as the Commission may direct.  Further, if any of such former Participant's transmission facilities are required in order to permit transactions among any of the remaining

                  Participants pursuant to this Agreement or the Tariff, all pending requests for transmission service under the Tariff relating to such Participant's facilities shall be followed to completion under the Participant's own tariff and all existing service over the Participant's facilities shall continue to be provided under the Tariff for a period of three years.  It is the intent of this subsection that no such termination should be allowed to jeopardize the reliability of the bulk power facilities of any
                  remaining  Participant  or should  be  allowed  to impose  any unreasonable financial burden on any remaining Participant.


         (f)      No such termination of a Participant's status as a Participant shall affect any obligation of, or to, such former Participant arising prior to the effective time of such termination.


21.3     Assignment.  The Agreement  shall inure to the benefit of, and shall be
         ----------
         binding upon, the successors and assigns of the respective  signatories hereto,  but no assignment of a  signatory's  interests or  obligations under the  Agreement or any portion  thereof  shall be made without the written  consent  of the  Management  Committee,  except  as  otherwise permitted by the Tariff,  or except in connection with a sale,  merger,

         or consolidation which results in the transfer of all or a portion of a signatory's generation or transmission assets to, and the assumption of all of the obligations of the signatory under this Agreement (or in the case  of  a  transfer  of a  portion  of a  signatory's  generation  or transmission  assets,  the  assumption of  obligations of the signatory under this  Agreement  with respect to such assets) by, an acquiring or

         surviving   Entity  which  either  is,  or  concurrently   becomes,   a

         Participant,  or agrees to assume such of the  signatory's  obligations with respect to such assets as the Management Committee may reasonably require, or except in connection with the grant of a security  interest in a  Participant's  assets as security for bonds or other financing.


21.4     Force Majeure.  A Participant  shall not be considered to be in default
         -------------
         in respect of any  obligation  hereunder if prevented  from  fulfilling such obligation by an event of Force Majeure. An event of Force Majeure means any act of God, labor disturbance,  act of the public enemy, war,

         insurrection,  riot,  fire,  storm or  flood,  explosion,  breakage  or accident to machinery  or  equipment  not due to lack of proper care or maintenance, any order, regulation or restriction imposed by a court or governmental military or lawfully established civilian authorities,  or any other cause beyond a Participant's control,  provided that no event

         of  Force  Majeure   affecting  any   Participant   shall  excuse  that

         Participant  from making any payment that it is obligated to make under this Agreement. A Participant whose performance under this Agreement is hindered by an event of Force Majeure shall make all reasonable efforts to perform its  obligations  under this  Agreement,  and shall promptly notify the  Management  Committee  of the  commencement  and end of any event of Force Majeure.


21.5     Waiver of Defaults.  No waiver of the  performance  by a Participant of
         ------------------
         any  obligation  under this Agreement or with respect to any default or any other matter arising in
         connection with this Agreement  shall be effective  unless given by the

         Management  Committee.  Any such waiver by the Management  Committee in any  particular  instance  shall not be deemed a waiver with respect to any subsequent performance, default or matter.


21.6     Other Contracts. No Participant shall be a party to any other agreement
         ---------------
         which in any manner is  inconsistent  with its  obligations  under this

         Agreement.


21.7     Liability and Insurance.
         -----------------------

         (a)      Each Participant will indemnify and save each of the other

                  Participants, its officers, directors and Related Persons

                  (each an "Indemnified Party") harmless from and against all actions, claims, demands, costs, damages and liabilities

                  asserted by a third party against the Indemnified Party

                  seeking indemnification and arising out of or relating to

                  bodily injury, death or damage to property caused by or

                  sustained on facilities owned or controlled by such

                  Participant that are the subject of this Agreement, or caused by a failure to act in accordance with this Agreement by the

                  Participant from which indemnification is sought, except (i)

                  to the extent that such liabilities result from the negligence or willful
                  misconduct of the  Participant  seeking  indemnification,  and

                  (ii) each  Participant  shall be responsible for all claims of its own  employees,  agents and  servants  growing  out of any workmen's  compensation  law.  The  amount  of  any  indemnity payment  under the  provisions  of this  Section 21.7 shall be reduced (including, without limitation,  retroactively) by any insurance  proceeds or other amounts actually recovered by the

                  Indemnified Party in respect of the indemnified action, claim,

                  demand,   cost,  damage  or  liability.   Notwithstanding  the

                  foregoing,  no Participant  shall be liable to any Indemnified

                  Party for any claim for loss of profits or revenues, attorneys fees or costs, cost of capital or financing,  loss of goodwill or cost of  replacement  power  arising  from a  Participant's carrying  out,  or  failing  to  carry  out,  any  obligations contemplated  by this  Agreement  or for any  other  indirect,

                  incidental,  special,  consequential,  punitive,  or  multiple damages or loss; provided,  however, that nothing herein shall

                  reduce  or  limit  the   obligations  of  any  Participant  to

                  Non-Participants.


         (b)      Each  Participant  shall  furnish,  at its sole expense,  such insurance coverage as the Management  Committee may reasonably require  with  respect to its  obligation  pursuant to Section

                  21.7(a).

21.8     Records and Information.  Each  Participant  shall keep such records as
         -----------------------
         may  reasonably  be  required  by a  NEPOOL  committee  or  the  System

         Operator,  and shall furnish to such  committee or the System  Operator such records,  reports and information  (including forecasts) as it may reasonably require,  provided the confidentiality  thereof is protected in accordance with NEPOOL's information policy.


21.9     Consistency with NPCC and NERC Standards.  The standards,  criteria and
         ----------------------------------------
         rules  adopted  by NEPOOL  committees  under  this  Agreement  shall be consistent  with those  adopted  by the  Northeast  Power  Coordinating

         Council  and the North  American  Electric  Reliability  Council or any

         successor to either.


21.10    Construction.
         ------------

         (a)      The Table of  Contents  contained  in this  Agreement  and the headings of the  Sections of this  Agreement  are intended for convenience  only and  shall  not be deemed to be part of this

                  Agreement or considered in construing it.


         (b)      This Agreement shall be interpreted, construed and governed in accordance with the laws of the State of Connecticut.

21.11    Amendment. This Agreement,  including the Tariff, and any attachment or
         ---------
         exhibit hereto may be amended from time to time by an instrument signed by Participants having aggregate Voting Shares equal to at least 70% of the Voting Shares of all Participants; provided that an amendment shall not become effective if two or more Participants  which are not Related

         Persons of each other and which have  aggregate  Voting Shares at least equal to 20% of the Voting  Shares of all  Participants  give notice to the  Secretary  of the  Management  Committee  that they  object to the amendment  within thirty days after the giving of notice to them of the prospective  effectiveness of the amendment. In determining whether the

         20%  requirement  has  been  met,  the  following  limitation  shall be applied: if the aggregate Voting Share of any objecting Participant and its Related  Persons  exceeds 18%, the  aggregate  Voting Share of such

         Participant  and its Related  Persons for this purpose shall be reduced to 18%.


         Any  amendment to this  Agreement  shall be in writing and shall become effective on the date specified in the amendment, subject to acceptance

         or  approval  by  the   Commission,   whether  or  not  the   remaining

         Participants agree, provided that the remaining Participants shall have been given  written  notice of the  prospective  effectiveness  of such amendment  at least  thirty  days prior to the  effective  date of such amendment, and provided further, that such an amendment does not impose a burden on such remaining

         Participants  which is  materially  different  in nature or  materially greater  in degree  than that  imposed on the  Participants  which have agreed to such amendment. Such notice shall be accompanied by a form of notice  which  may be  signed  and  returned  to the  Secretary  of the

         Management  Committee  to  state  a  Participant's   objection  to  the

         amendment.  Any Participant  which has given notice of its objection to such  amendment  shall  be  entitled  to  terminate  its  status  as  a

         Participant  effective as of the  effective  date of such  amendment by giving to the Secretary of the Management  Committee  written notice of such  termination  within thirty days after notice has been given to it of the prospective  effectiveness  of such  amendment.  Effective as of thirty  days  after  the  giving  of  such  notice  of the  prospective

         effectiveness  of  such  amendment,   any  Participant  which  has  not

         previously  given notice of its  objection to such  amendment and which does not give notice of termination of status as herein provided within such  thirty-day  period shall  thereafter be bound by such  amendment;

         provided  that  nothing  herein  shall  be  construed  to  prevent  any

         Participant from  challenging any proposed  amendment before a court or regulatory  agency on the ground  that the  proposed  amendment  or its application  to the  Participant  is in  violation  of  law or of  this

         Section 21.11.

21.12    Termination.  This Agreement shall continue in effect until terminated,
         -----------
         in  accordance  with  the  Commission's  regulations,  by  Participants represented by members of the Management Committee having Voting Shares equal to at least 70% of the Voting Shares of all Participants. No such termination shall relieve any party of any obligation  arising prior to the effective time of such termination.


21.13    Notices to Participants.
         -----------------------

         (a)      Any notice, demand, request or other communication required or authorized by this Agreement to be given to any Participant shall be in writing, and shall be (1) personally delivered to the Management Committee member or alternate appointed by the

                  Participant; (2) mailed, postage prepaid, to the Participant at the address of its member on the Management Committee as set out in the NEPOOL roster; (3) sent by facsimile ("faxed")

                  to the Participant at the fax number of its member on the

                  Management Committee as set out in the NEPOOL roster; or (4)

                  delivered electronically to the Participant at the electronic mail address of its member on the Management Committee or at the address of its principal office.  The designation of any such address may be changed at any time by written notice

                  delivered to the Secretary of the

                  Management  Committee,  who  shall  cause  such  change  to be reflected in the NEPOOL roster.


         (b)      Any notice, demand, request or other communication required or authorized by this Agreement to be given to any NEPOOL

                  committee shall be in writing and shall be delivered to the

                  Secretary of the committee.  Each such notice shall either be personally delivered to the Secretary, mailed, postage

                  prepaid, or sent by facsimile ("faxed") to the Secretary at the address or fax number set out in the NEPOOL roster, or delivered electronically to the Secretary. The designation of such address may be changed at any time by written notice

                  delivered to each Participant.


         (c)      Any such notice,  demand or request so addressed and mailed by registered or certified  mail shall be deemed to be given when

                  so  mailed.  Any  such  notice,   demand,   request  or  other

                  communication  sent by regular mail or by facsimile  ("faxed")

                  or  delivered   electronically  shall  be  deemed  given  when

                  received  by  the  Participant  or by  the  Secretary  of  the

                  committee, whichever is applicable.

21.14    Severability and  Renegotiation.  If any provision of this Agreement is
         -------------------------------
         held by a court or regulatory authority of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions,

         covenants and  restrictions  of this  Agreement  shall continue in full force  and  effect  and  shall  in no  way  be  affected,  impaired  or invalidated, except as otherwise explicitly provided in this Section.


         If any  provision of this  Agreement  is held by a court or  regulatory

         authority   of   competent   jurisdiction   to  be  invalid,   void  or

         unenforceable,  or if the  Agreement  is modified or  conditioned  by a regulatory authority exercising  jurisdiction over this Agreement,  the

         Participants  shall  endeavor in good faith to negotiate such amendment or amendments to this  Agreement as will restore the relative  benefits and obligations of the  Participants  under this Agreement  immediately prior to such holding,  modification or condition.  If after sixty days such  negotiations are unsuccessful the Participants may exercise their withdrawal or termination rights under this Agreement.


21.15    No  Third-Party  Beneficiaries.  Except  for  the  provisions  of  this
         ------------------------------
         Agreement and the Tariff which provide for service to Non-Participants,

         this  Agreement  is  intended  to be  solely  for  the  benefit  of the

         Participants and their respective successors and permitted assigns and,

         unless expressly stated herein, is not intended to and shall not confer any
         rights or  benefits  on any third  party  (other  than  successors  and permitted assigns) not a signatory hereto.


21.16    Counterparts.   This  Agreement  may  be  executed  in  any  number  of
         ------------
         counterparts,  and each executed  counterpart shall have the same force and effect as an original  instrument  and as if all the parties to all of the counterparts had signed the same instrument.  Any signature page of  this  Agreement  may be  detached  from  any  counterpart  of  this

         Agreement without impairing the legal effect of any signatures thereon,

         and may be attached to another  counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.


         IN WITNESS  WHEREOF,  the signatories  have caused this Agreement to be executed by their duly authorized officers or representatives.

                                                                 ATTACHMENT A
                                                                  TO RESTATED
                                                             NEPOOL AGREEMENT









                                 METHODOLOGY FOR
                                DETERMINATION OF
                               TRANSMISSION FLOWS

         The methodology for determining  parallel path transmission flows to be used in determining the  distribution of revenues  received for Regional Network

Service provided during the Transition Period, or for Through or Out Service, is

as  follows,  and  shall be  determined  (1) on the  basis of the  flows for all transactions  in the NEPOOL Control Area  ("Regional  Flows") for the purpose of allocating during the Transition  Period Regional Network Service revenues,  and

(2) on the  basis of the  flows  for the  particular  transaction  ("Transaction

Flows") for the purpose of allocating  revenues  during or after the  Transition

Period from the furnishing of Through or Out Service:


         A.       Responsibility for Calculations
                  -------------------------------

         The  calculation of megawatt mile  allocations in accordance  with this methodology shall be performed under the direction of the Regional  Transmission

Planning Committee ("RTPC").


         B.       Periodic Review
                  ---------------

         Calculations  of  MW-Mile   allocations  shall  be  performed  whenever

significant  changes to the transmission system load flows, as determined by the

RTPC, occur.

         C.       Facilities Included in the Analysis
                  -----------------------------------


                  1.       Transmission Lines


                           A calculation of MW-miles shall be determined for all

                           PTF lines.


                  2.       Generators


                           The  analysis  shall  include all  generators  with a

                           Winter  Capability  equal to or greater than 10.0 MW.

                           Multiple generators  connected to a single bus with a

                           total Winter Capability equal to or greater than 10.0

                           MW shall also be included.


                  3.       Transformers


                           All transformers  connecting PTF  transmission  lines

                           shall be included in the analysis.

         D.       Determination of Rate Distribution
                  ----------------------------------

                  1.       General


                           Modeling  of  the   transmission   system   shall  be

                           performed  using  a  system  simulation  program  and

                           associated cases as approved by the RTPC.


                  2.       Determination of Regional Flows


                           The   change  in  real  power  flow  (MW)  over  each

                           transmission line and transformer shall be determined

                           for  each  generator  (or  group of  generators  on a

                           single bus) by determining  the absolute value of the

                           difference  between the flows on each  facility  with

                           the  generator(s)  modeled off and while operating at

                           its net Winter Capability.  In addition,  a generator

                           shall be simulated at each  transmission  line tie to

                           the  NEPOOL   Control   Area  and   changes  in  flow

                           determined for this generator off or while generating

                           at a level of 100 MW.  Loads  throughout  the  NEPOOL

                           Control  Area  shall  be  proportionally   scaled  to

                           account  for  differences  in  generator  output  and

                           electrical losses. The
                           changes in flow shall be  multiplied by the length of

                           each  respective   line.   Changes  in  flow  through

                           transformers shall be multiplied by a factor of five.

                           Changes in flow through  phase-shifting  transformers

                           shall be multiplied by a factor of ten. The resulting

                           values  represent the MW-miles  associated  with each

                           facility.


                  3.       Determination of Transaction Flows


                           a.       Definition of Supply and Receipt Areas


                                    For  the  purposes  of  these  calculations,

                                    areas  of  supply  and   receipt   shall  be

                                    determined by the RTPC. These areas shall be

                                    based on the system boundaries of each Local

                                    Network.


                           b.       Calculation of MW-Miles


                                    The change in real power flow (MW) over each

                                    transmission  line and transformer  shall be

                                    determined  for each  combination  of supply

                                    and  receipt   areas  by   determining   the

                                    absolute value of the
                                    difference   between   the   flows  on  each

                                    facility  following a scaled increase of the

                                    supplying areas  generation by 100 MW. Loads

                                    in the area of  receipt  shall be  scaled to

                                    account  for  changes  in   generation   and

                                    electrical  losses.  In instances  where the

                                    areas of supply  and/or  receipt are outside

                                    the NEPOOL Control Area, the changes in real

                                    power  flow  will  be  determined  only  for

                                    facilities  within the NEPOOL  Control Area.

                                    The changes in flow shall then be multiplied

                                    by  the  length  of  each  respective  line.

                                    Changes in flow through  transformers  shall

                                    be multiplied  by a factor of five.  Changes

                                    in flow through phase-shifting  transformers

                                    shall be  multiplied by a factor of ten. The

                                    resulting   values  represent  the  MW-miles

                                    associated with each facility.


                  4.       Assignment of MW-Miles to Participants


                           Each  Participant  shall  have  assigned  to  it  the

                           MW-miles  associated with each PTF facility for which

                           it has full ownership. Each Participant shall also be

                           assigned  MW-miles in proportion to the percentage of

                           its
                           ownership of jointly-owned facilities or the

                           percentage of its support for facilities for which it

                           provides support.